UBS Liquid Assets Government Fund
Prospectus | August 27, 2021
This prospectus offers shares of a money market fund primarily to eligible benefit plans, including participants in those plans, that have securities accounts at UBS Financial Services Inc.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

2

UBS Liquid Assets Government Fund
Fund summary

Investment objective
To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum account fee
UBS Financial Services Inc. IRA-RMA Program	$175
UBS Financial Services Inc. IRA Program	$100
UBS Financial Services Inc. may charge other account fees for certain other features offered through its programs. Please contact your Financial Advisor for more information, including the timing of the assessment of any applicable fee to your account. Certain types of accounts are not subject to the above referenced program fees.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees*	0.03%
Distribution and/or service (12b-1) fees	None
Other expenses	0.04
Total annual fund operating expenses*	0.07
*
Under its agreement with UBS Asset Management (Americas) Inc. (“UBS AM”), the fund reimburses UBS AM for its direct costs and expenses incurred in managing the fund’s portfolio, which are included in “Management fees” above. The fund also reimburses UBS AM for its direct costs and expenses in administering the fund. UBS AM’s direct costs for management and administration services exclude any costs attributable to overhead or any profit charge.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Liquid Assets Government Fund	$7	$23	$40	$90
This example does not reflect the above referenced program fees.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

4

Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value per share.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.

5

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.
Prior to April 15, 2016, the fund was named UBS Liquid Assets Fund, and the fund operated under certain different investment policies. The fund’s preceding historical performance does not represent its current investment policies.

6

UBS Liquid Assets Government Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.02%
Best quarter during years shown—2Q 2019: 0.60%
Worst quarters during years shown—3Q 2013: 1Q, 2Q, 3Q, & 4Q 2014; 1Q & 2Q 2015: 0.02%
Updated performance information is available by contacting your Financial Advisor at UBS Financial Services Inc. or by calling 1‑888‑793 8637 (Option #1).

Average annual total returns (for the periods ended December 31, 2020)

One year	0.52%
Five years	1.14
Ten years	0.63
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
The fund offers its shares primarily to “eligible benefit plans,” which include: qualified plans with a pooled structure and 403(b) plans, including, in the case of both such plans, accounts opened by participants therein. You must be a client of UBS Financial Services Inc. to purchase fund shares. The fund is offered as a sweep fund for the automatic investment of free credit balances in your securities account. The fund has no minimum to add to an account through the automatic sweep arrangement. Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your securities account. Shares may be purchased and redeemed on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business.

7

Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.

8

UBS Liquid Assets Government Fund

More information about the fund

Additional information about the investment objective
The fund’s investment objective may not be changed without shareholder approval.
Additional information about investment strategies
The fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
The fund’s board has determined that the fund will operate as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”).
Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund’s investment strategies are designed to comply with these requirements. The fund may invest in high quality,

9

UBS Liquid Assets Government Fund

short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
Although not a principal strategy of the fund, the fund may invest to a limited extent in shares of similar money market funds. The fund’s investments in other money market funds that comply with the definition of a “government money market fund” under Rule 2a-7 will be treated as investments in the underlying securities held by such money market funds for the purposes of the fund’s policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).
Additional information about principal risks
The main risks of investing in the fund are described below.
Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk. Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.
Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.
The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to the fund because low or

10

UBS Liquid Assets Government Fund

negative yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its net asset value per share.
US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.
Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.
Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could

11

UBS Liquid Assets Government Fund

exacerbate preexisting political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”) and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the fund’s operations.
Liquidity risk. The fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.
Additional (non-principal) risks
LIBOR replacement risk. Certain variable- and floating- rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the fund invests cannot yet be determined. Any pricing adjustments to the fund’s investments resulting from a substitute reference

12

UBS Liquid Assets Government Fund

rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.
Temporary and defensive positioning. During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

13

UBS Liquid Assets Government Fund

Managing your fund account

Buying shares
The fund offers its shares to qualified benefit plans with pooled account structures and 403(b) retirement plans established as securities accounts at UBS Financial Services Inc.
The terms of your securities account are more fully described in separate materials your Financial Advisor can provide you (the “UBS Account Agreements”). Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.
Automatic sweep programs. UBS Financial Services Inc. administers cash sweep programs under which free cash balances in certain client securities accounts are automatically “swept” or invested in shares in the fund. The terms and eligibility requirements for the sweep programs are described in the UBS Account Agreements.
Investors who are eligible to have free cash balances swept to shares in the fund are referred to as “eligible participants.”
Selecting and changing your sweep option.
Please refer to the UBS Account Agreements for information on available sweep options, if any, including restrictions and eligibility requirements. If you would like to change your sweep option, please contact your Financial Advisor at UBS Financial Services Inc.
Background information. Your purchase of fund shares will be priced at the next determination of net asset value on any business day after federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.
The fund, UBS AM and UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.
The fund pays no sales commission, sales load or distribution fees to its principal underwriter, UBS AM (US), and its affiliates, or any other person, in connection with the sale of fund shares. Neither UBS AM (US) nor any affiliate exercises any discretion with respect to the timing or frequency of the automatic investment of free cash balances.
Please consult your Financial Advisor at UBS Financial Services Inc. for more information about the automatic purchase feature.
All free cash balances in securities accounts of $1.00 or more (or for IRAs, of $0.01 or more), including proceeds from the securities you have sold, are automatically invested in your sweep option on a daily basis for settlement the same day. There is no sales charge or commission paid for the automatic purchase of shares.

14

UBS Liquid Assets Government Fund

Minimum investments
The fund has no minimum for initial investments or to add to an account, but reserves the right to establish minimum investment requirements at any time.
Benefit plans and accounts eligible to buy fund shares
Eligible benefit plans and accounts include without limitation:

•	cash or deferred arrangements (e.g., 401(k) plans, including SIMPLE 401(k) plans);

•	tax-sheltered annuity plans (e.g., 403(b) plans);

•	profit sharing plans;

•	money purchase plans;

•	defined benefit plans; and

•	target benefit plans.
Other benefit plans and accounts may be eligible to buy fund shares. Contact your Financial Advisor at UBS Financial Services Inc. for more information regarding these benefit plans.
Although the amount that you may contribute to an eligible benefit plan in any one year is subject to certain limitations, you may invest and reinvest assets already held in an eligible benefit plan in the fund without regard to these limitations.
Selling shares
Shares of the fund are sold automatically in the order described in the UBS Account Agreements to settle any outstanding securities purchases or other debits to your UBS Financial Services Inc. securities account.

If the proceeds from selling your fund shares remain in the eligible benefit plan sweep account, certain adverse tax consequences that may otherwise be applicable to eligible benefit plan distributions will not occur.
Your sales proceeds will be paid in federal funds ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.
Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
Additional information about your account
Investment programs buying or holding shares for their client accounts may charge clients for cash management and other services provided in connection with their accounts.
You should consider the terms of your investment program before purchasing shares.
You will receive a confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

15

UBS Liquid Assets Government Fund

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.
Market timing
Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the fund, are not targets of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares out-

16

UBS Liquid Assets Government Fund

standing. In determining net asset value, the fund values its securities at their amortized cost, unless the fund’s board (or its delegate) determines that this does not represent fair value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.
The fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.
Your Financial Advisor at UBS Financial Services Inc. is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic sweep program described above.
The fund’s board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The fund will not be required to comply with Rule 2a-5 until September 2022.
Although not a principal strategy of the fund, the fund’s portfolio investments may also consist of shares of other investment companies in which the fund invests. The value of each such open-end investment company will generally be its net asset value at the time the fund’s shares are priced. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware corporation with its

17

UBS Liquid Assets Government Fund

principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.
Advisory and administration fees
The fund has agreed to pay advisory and administration fees to UBS AM that are limited to reimbursements for estimated direct costs, excluding any profit or overhead. For the fiscal year ended April 30, 2021, UBS AM voluntarily waived its entire advisory and administrative fee. Had UBS AM not done so, the fund would have paid UBS AM advisory and administrative fees at an estimated effective annual rate of 0.03% of its average daily net assets. As of the date of this prospectus, UBS AM is waiving its entire management fee but may terminate this voluntary waiver at any time.
Under the agreement with the fund, UBS AM manages the investment operations of the fund and also administers the fund’s business affairs.
UBS AM is entitled to be reimbursed by the fund for its direct advisory and administrative costs and expenses, excluding any profit or overhead, incurred in providing services to the fund. UBS AM’s costs include the following: (i) paying the salaries and expenses of the fund’s officers and other personnel engaged in administering the fund’s business;
(ii) monitoring financial and shareholder accounting services provided by the fund’s custodian/sub-administrator and transfer agent, respectively; (iii) responding to shareholder inquiries and disseminating information to shareholders; (iv) monitoring compliance with the fund’s registration statement and other operating documents, with federal and state securities laws and rules thereunder and with the Internal Revenue Code; (v) preparing semiannual and annual reports to shareholders; (vi) preparing filings required by the SEC; (vii) assisting in the preparation of federal, state and local tax returns; (viii) assisting with the payment of notice filing fees under state securities laws; (ix) organizing annual and special meetings of the fund’s shareholders; and (x) paying any other costs and expenses UBS AM incurs in managing the portfolio of the fund. UBS AM periodically will review fund expenses in an effort to confirm that only direct costs and expenses are paid to UBS AM by the fund. The fund will incur other expenses in its operations.
A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2020.
Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
The fund declares dividends daily and pays them monthly. The fund may distribute all or a portion of

18

UBS Liquid Assets Government Fund

its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.
You will receive dividends in additional shares of the fund. Shares earn dividends on the day they are purchased but not on the day they are sold.
While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
The fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.
Taxes
Eligible benefit plan participants ordinarily do not pay taxes on dividends their plans receive on fund shares until they withdraw the proceeds from the plan. Generally, withdrawals from an eligible benefit plan will be taxable as ordinary income. Withdrawals will be subject to an additional tax equal to 10% of the amount distributed unless the withdrawals are used to pay certain higher education expenses, certain acquisition costs of first-time home buyers, or in certain situations, are made after the participant:

•	reaches age 59 1⁄2;

•	becomes permanently disabled; or

•	for certain employer-sponsored plans, reaches at least age 55 and separates from service of the employer who sponsored the plan.
You should consult your tax adviser concerning the timing and tax consequences of withdrawals from your eligible benefit plan.
The failure of an eligible benefit plan to make sufficient distributions to a participant after the participant reaches age 72 may be subject to an excise tax. Moreover, certain contributions to a benefit plan in excess of the amounts permitted by law may be subject to an excise tax.
If you hold fund shares other than through a tax-exempt account or plan such as an IRA or 401(k) plan, the dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. For these shareholders, the fund expects that its dividends will be taxed as ordinary income.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

19

UBS Liquid Assets Government Fund

•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-residents will generally be subject to a 30% withholding tax (or lower applicable treaty rate).
The fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.
Disclosure of portfolio holdings and other information
The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. The fund’s Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the fund upon request by calling 1‑800‑647 1568. The semi‑annual and annual reports for the fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

The fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity and weighted average life of the fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.
Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

20

UBS Liquid Assets Government Fund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling toll free 1-800-647 1568.

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.001	0.017	0.022	0.011	0.004
Net realized gain (loss)	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.001	0.017	0.022	0.011	0.004
Dividends from net investment income	(0.001)	(0.017)	(0.022)	(0.011)	(0.004)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.15%	1.75%	2.16%	1.14%	0.42%
Ratios to average net assets:
Expenses before fee waivers	0.07%	0.07%	0.08%	0.10%	0.11%
Expenses after fee waivers	0.04%	0.04%	0.03%	0.05%	0.05%
Net investment income (loss)	0.14%	1.90%	2.20%	1.13%	0.45%
Supplemental data:
Net assets, end of year (000’s)	$1,099,849	$1,012,980	$2,234,641	$1,099,902	$1,275,587

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

21

If you want more information about the fund, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The fund’s SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the fund by contacting your Financial Advisor at UBS Financial Services Inc. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at: http://www.sec.gov.

UBS Series Funds
—UBS Liquid Assets Government Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
I450

UBS Liquid Assets Government Fund
Prospectus  |  August 27, 2021

UBS RMA Government
Money Market Fund
Prospectus | August 27, 2021
Ticker symbol: (RMGXX)
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

2

UBS RMA Government Money Market Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum account fee
UBS Financial Services Inc. RMA Program	$175
UBS Financial Services Inc. Business Services Account BSA Program	$175
UBS Financial Services Inc. Basic Investment Account Program	$100
UBS Financial Services Inc. may charge other account fees for certain other features offered through its programs. Please contact your Financial Advisor for more information, including the timing of the assessment of any applicable fee to your account.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Other expenses		0.39
Shareholder servicing fee	0.25
Miscellaneous expenses	0.14
Total annual fund operating expenses		0.59
*
The fund invests in securities through an underlying master fund, Government Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Government Master Fund, including management fees allocated from Government Master Fund. Management fees are comprised of investment advisory and administration fees.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS RMA Government Money Market Fund	$60	$189	$329	$738
This example does not reflect the above referenced program fees.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.

4

Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value per share.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.

5

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
US withholding tax risk: The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

6

UBS RMA Government Money Market Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.01%
Best quarter during years shown—2Q 2019: 0.49%
Worst quarters during years shown—2Q & 3Q 2020: 0.00% (Actual total returns were 0.0025%)
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.20%
Life of fund (inception date June 24, 2016)	0.83
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
Investments in the fund are intended to be limited to corporate cash management accounts, financial institutions and certain independently advised accounts. You may purchase or sell fund shares by contacting your Financial Advisor. The fund has a $5,000 minimum investment requirement for investors purchasing shares of the fund by withdrawing from certain deposit account sweep arrangements. The fund has no minimum to add to an account. Shares of the fund may be purchased or redeemed through your Financial Advisor on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business.

7

Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

UBS Series Funds

More information about the fund

Additional information about the investment objective
The fund’s investment objective may not be changed without shareholder approval.
Additional information about investment strategies
The fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
The fund’s board has determined that the fund will operate as a “government money market fund”
pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, the fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
Like all money market funds, the fund is subject to maturity, quality, diversification and liquidity requirements under Rule 2a-7. The fund’s investment strategies are designed to comply with these requirements. The fund may invest in high quality, short-term, US

9

UBS Series Funds

dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
The master fund in which the fund invests may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the master fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, UBS AM may manage the master fund more conservatively or differently than if it were not rated.
Additional information about principal risks
The main risks of investing in the fund are described below.
Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk. Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.
Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments will fall. Also, the fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund’s income generally will tend to fall more slowly.
The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to the fund because low or negative yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its net asset value per share.

10

UBS Series Funds

US Government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.
Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.
Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate preexisting political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant

11

UBS Series Funds

events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”) and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the fund’s operations.
Liquidity risk. The fund’s investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the fund may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect the fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to the fund.
US withholding tax risk. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax. Non-US investors should see the sections entitled “Dividends and taxes” and sub-section “Taxes” for more information.
Additional (non-principal) risks
LIBOR replacement risk. Certain variable- and floating- rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in

12

UBS Series Funds

connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the fund invests cannot yet be determined. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.
Temporary and defensive positioning. During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, the fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, the fund may not be able to fully pursue its investment objective. Such positions may also subject the fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

13

UBS Series Funds

Managing your fund account

Buying Shares
Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the fund are available primarily through the UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the UBS Financial Services Inc. Business Services Account (BSA®) Program, the UBS Financial Services Inc. Basic Investment Account Program and certain UBS Financial Services Inc. advisory programs.
The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you (the “UBS Account Agreements”). Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.
Automatic sweep programs. The fund is offered as a sweep fund for the automatic investment of free credit balances in certain client securities accounts at UBS Financial Services Inc. The fund has no minimum to add to an account through the automatic sweep arrangement. Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your securities account. Shares may be purchased and redeemed on any business day on which the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its affiliated bank are all open for business.
Clients eligible for this automatic investment (“eligible participants”) include corporate cash management accounts, securities accounts owned by financial institutions and certain independently advised accounts. Financial institutions include the following entities and any others that UBS Financial
Services Inc. may add from time to time: insurance companies, broker-dealers, investment advisors, mutual fund companies, hedge fund companies, private pension funds, public retirement funds, state and federal chartered banks, credit unions, savings associations and trust companies.
In addition, other accounts that participate in the UBS Bank Sweep Programs (“Bank Sweep Programs”) offered by UBS Financial Services Inc. may have free credit balances swept to shares in the fund on an intra-month basis. In the Bank Sweep Programs, clients’ free credit balances are automatically swept into interest bearing deposit accounts at a UBS affiliated bank, UBS Bank USA. Business accounts in the Bank Sweep Programs are permitted six (6) non-exempt withdrawals in a calendar month from the deposit account at UBS Bank USA.
If the client account is in an advisory account, after the sixth non-exempt withdrawal, all remaining deposit balances at UBS Bank USA are withdrawn and invested in the fund for the remainder of the month. On the first business day of the following month, shares in the fund will be sold and the proceeds transferred to the deposit account at UBS Bank USA. An advisory account is a securities account where you pay a “wrap” fee that is a percentage of the value of your assets.
The terms and eligibility requirements for the Bank Sweep Programs are described in the UBS Bank Sweep Disclosure Statement (“Disclosure Statement”), which is part of the UBS Account Agreements.
Selecting and changing your sweep option.
Please refer to the UBS Account Agreements for information on available sweep options, including

14

UBS Series Funds

restrictions and eligibility requirements. If you would like to change your sweep option, please contact your Financial Advisor at UBS Financial Services Inc.
Background information. Your order to purchase the fund’s shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.
The fund has adopted a shareholder services (non-rule 12b-1) plan under which the fund pays fees for services provided to its shareholders at the annual rate of 0.25% of its average daily net assets.
The fund, UBS AM and UBS Financial Services Inc. have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.
Buying shares automatically
All free cash balances in securities accounts of $1.00 or more (or for IRAs, of $0.01 or more), including proceeds from the securities you have sold, are automatically invested in your sweep option on a daily basis for settlement the same day.
(Federal funds normally are available to be swept into your sweep option on the next business day. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.)
Fund shares will be purchased only after all debits and charges to your brokerage account are satisfied. See “Selling shares automatically” below.
Buying shares by check or electronic funds transfer credit. RMA and Business Service Account BSA eligible participants may purchase shares of the fund or another fund by placing an order with their Financial Advisor and providing a check from a US bank. You should include your UBS Financial Services Inc. account number on the check. Only eligible participants may buy shares by check or Electronic Funds Transfer credit.
Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.
Buying shares by wire. Eligible participants may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:
UBS AG
ABA 026007993
UBS Financial Services Inc.—RMA
A/C 101WA258640000
Account Name/Brokerage Account Number

15

UBS Series Funds

The wire must include your name and UBS Financial Services Inc. brokerage account number. Only eligible participants may buy shares by wire.
If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers/purchases.
Minimum investment. The fund has a $5,000 minimum investment requirement for investors purchasing shares of the fund by withdrawing from certain deposit account sweep arrangements. The fund has no minimum to add to an account, but reserves the right to establish minimum investment requirements at any time.
Additional compensation to affiliated dealer
UBS AM has entered into an agreement with its affiliate, UBS Financial Services Inc., under which UBS AM (or its affiliate UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”)) pays UBS Financial Services Inc. additional compensation in connection with the sale of fund shares and the provision of administrative and shareholder services.
The aggregate amount of these payments may be substantial and may represent a significant portion of the advisory and administrative fees charged by UBS AM. These payments do not increase the expenses of a fund, but are made by UBS AM (or its affiliate UBS AM (US)) out of its own legitimate profits or other resources. The payments may include amounts that are sometimes referred to as “revenue sharing” payments.
Selling shares
You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the check-writing or debit card service to sell your shares, where applicable. You may not close your account by check.
Your sales proceeds will be paid in federal funds ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.
Typically, redemptions of fund shares will be made by the fund wiring a cash payment or deposit into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
Selling shares automatically. Subject to, and in the order described in, the terms of the UBS Account Agreements, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. securities account, unless you instruct your Financial Advisor otherwise.
More information regarding “Eligible Participants.” Additional information regarding sweep options for investors participating in the

16

UBS Series Funds

PACESM Select Advisors Program and PACESM Multi Advisor Program: These programs may provide for an allocation to another money market fund as part of an investment allocation plan; however, since your PACE investment is held within a UBS Financial Services brokerage account (e.g., an RMA account, a Basic Investment Account, etc.), available cash balances in the brokerage portion of RMA accounts and Basic Investment Accounts are automatically swept to the applicable sweep program in accordance with the terms of your brokerage account agreement, which terms differ from those applicable to advisory accounts.
The list of eligible participants may change at the discretion of UBS Financial Services Inc.
Temporary sweep option. If you are purchasing shares through one of the Bank Sweep Programs, in the event that the bank offering the interest-bearing deposit accounts into which your free cash balances are swept elects to stop taking deposits at its discretion or if it is prohibited from doing so by its banking regulators, your free cash balances will be swept to a temporary sweep option. The fund will be a temporary sweep option for certain participants. Please refer to the Disclosure Statement for more information regarding the temporary sweep option and how it may be implemented.
Additional information about your account. It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Participants in a Bank Sweep Program who wish to increase their fund account balance to $500 or more will need to add sufficient cash to their securities accounts so that the Bank
Sweep Program cap and this minimum are both met. If the Bank Sweep Program cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s securities account and swept into one or more bank deposit accounts until the program cap is reached.
If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.
UBS Financial Services Inc. has the right to terminate your securities account for any reason. In that case, UBS Financial Services Inc. will sell all of the fund shares held in the account and will send you the proceeds within three business days.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be

17

UBS Series Funds

reported on a quarterly rather than a monthly statement.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the fund will redeem the requested shares and make a payment. The fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, the fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; or (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.
Please note that additional fees may apply for optional RMA/Business Services Account BSA program services. Please refer to the UBS Account Agreements or speak with your Financial Advisor for information regarding program fees.
Market timing. Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because the fund is designed to offer investors a liquid cash option.
UBS AM (US) also believes that money market funds, such as the fund offered in this prospectus, are not targets of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund divided by the number of shares outstanding. In determining net asset value, the master fund values its securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and the fund buys the master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund’s

18

UBS Series Funds

net asset value per share is expected to be $1.00, although this value is not guaranteed.
The fund typically calculates net asset value per share once each business day as of 12:00 noon, Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.
Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.
The fund’s board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The fund will not be required to comply with Rule 2a-5 until September 2022.
The fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects the fund’s proportionate interest in the net assets of the master fund. The master fund generally values securities and other instruments in a manner as described in the master fund’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Government Master Fund which is the master fund in which the fund invests its assets. UBS AM also acts as the administrator for the fund. As investment advisor, UBS AM makes the master fund’s investment decisions. It buys and sells securities for the master fund and conducts the research that leads to the purchase and sale decisions.
UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY, 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under

19

UBS Series Funds

management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.
Advisory and administration fees
UBS AM’s contract fee for the advisory and administrative services it provides to the Master Fund is based on the following fee schedule:

$0 – $30 billion.	0.1000%
Above $ 30 billion up to $ 40 billion	0.0975
Above $ 40 billion up to $ 50 billion	0.0950
Above $ 50 billion up to $ 60 billion	0.0925
Above $ 60 billion	0.0900
UBS AM’s contract fee for the administrative services it provides to the fund is 0.10% of the fund’s average daily net assets.
UBS AM received an effective fee of 0.10% of the average daily net assets of the fund for its services in the fund’s last fiscal year which ended April 30, 2021 (includes fees allocated from related Master Fund).
UBS AM may voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance.
A discussion regarding the basis for the master fund’s board’s approval of the Management Agreement between UBS AM and Master Trust with respect to the master fund is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2020.
Master-feeder structure
The fund is a “feeder fund” that invests all of its assets in a “master fund”—Government Master Fund. The fund and the master fund have the same investment objective.
The master fund may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to its investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.
Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.
The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also

20

UBS Series Funds

distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.
Shares of the fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.
You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor.
While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
Taxes
The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.
Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.
The fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-US shareholders will generally be subject to a 30% withholding tax (or lower applicable treaty rate). However, certain properly designated distributions paid by the fund that are attributable to “qualified net interest income” (generally, interest that would not have been subject to US federal withholding tax at the source if received directly by a non-US shareholder) or short-term capital gain are generally exempt

21

UBS Series Funds

from the 30% withholding tax to the extent the fund properly reports such distributions. Dividends reported by the fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Qualified interest income may also include interest with respect to loans that relate to US branches of non-US corporations to the extent such interest is treated as US source under applicable branch interest rules. Non-US source interest income is not eligible for exemption from US federal withholding tax, and distributions of non-US source income will be subject to the 30% US withholding tax unless reduced by an applicable tax treaty.
The fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the fund to enable the fund to determine whether withholding is required.
The tax consequences to a non-US resident shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Non-US resident shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in the fund.
Shares of the fund held by a non-US shareholder at death will be considered situated within the United States and subject to US estate tax.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.
Disclosure of portfolio holdings and other information
The fund is a “feeder fund” that invests in securities through an underlying master fund. The fund and the master fund have the same investment objective.
The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be included in its semiannual and annual reports to shareholders and will be filed with the SEC on Form N-CSR. The fund’s Forms N‑CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the fund upon request by calling 1‑800‑647 1568. The semiannual and annual reports for the fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.
The fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the Master Fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of the Master Fund. This information will be posted on the UBS website at the following internet address:

22

UBS Series Funds

https://www.ubs.com/usmoneymarketfunds. In addition, the fund will file with the SEC on Form N‑MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N‑MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in shares of the fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about the fund at the above referenced UBS website internet address.
Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

23

UBS Series Funds

Financial highlights

The following financial highlights table is intended to help you understand the financial performance for the fund since it commenced operations on June 24, 2016, through April 30, 2021. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the fund. You may obtain copies of the fund’s Annual Report without charge by calling 1-888-647 1568.

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,				For the period from June 24, 2016[1] to April 30, 2017
	2021	2020	2019	2018
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [2]	0.013	0.017	0.007	0.001
Net realized gain (loss)	0.000 [2]	0.000 [2]	0.000 [2]	(0.000)[2]	0.000 [2]
Net increase (decrease) from operations	0.000 [2]	0.013	0.017	0.007	0.001
Dividends from net investment income	(0.000)[2]	(0.013)	(0.017)	(0.007)	(0.001)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	—	(0.000)[2]	(0.000)[2]
Total dividends, distributions and return of capital	(0.000)[2]	(0.013)	(0.017)	(0.007)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.02%	1.30%	1.70%	0.69%	0.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[4]	0.59%	0.51%	0.49%	0.49%	0.48%[5]
Expenses after fee waivers and/or expense reimbursements[4]	0.16%	0.50%	0.49%	0.49%	0.41%[5]
Net investment income (loss)[4]	0.01%	1.65%	1.68%	0.67%	0.08%[5]
Supplemental data:
Net assets, end of year (000’s)	$1,281,776	$694,940	$4,909,374	$5,762,262	$8,216,903

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 or $(0.0005) per share.
[3]
Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the Fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[5]	Annualized.

24

If you want more information about the fund, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The fund’s SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and its SAI by contacting the fund directly at 1-800-647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the fund and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

UBS Series Funds
—UBS RMA Government Money Market Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
S1631

UBS RMA Government
Money Market Fund
Prospectus  |  August 27, 2021

Money Market Funds
Prospectus | August 27, 2021
Includes:
•	UBS Select Prime Institutional Fund: SELXX
•	UBS Select Government Institutional Fund: SEGXX
•	UBS Select Treasury Institutional Fund: SETXX
•	UBS Select ESG Prime Institutional Fund: SGIXX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The funds are not a complete or balanced investment program.

2

UBS Select Prime Institutional Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
*
The fund invests in securities through an underlying master fund, Prime Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Prime Master Fund, including management fees allocated from Prime Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Prime Institutional Fund	$18	$58	$101	$230
Principal strategies
Principal investments
The fund is a money market fund that calculates its net asset value (“NAV”) to four decimals (e.g., $1.0000) using market-based pricing. As a result, its share price will fluctuate. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon

4

footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Also, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover,

5

changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non‑US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the

6

fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Select Prime Institutional Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.02%
Best quarter during years shown—1Q 2019: 0.61%
Worst quarter during years shown—4Q 2020: (0.01)%
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.53%
Five years	1.24
Ten years	0.66

7

Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $500,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

UBS Select Government Institutional Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
*
The fund invests in securities through an underlying master fund, Government Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Government Master Fund, including management fees allocated from Government Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

9

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Government Institutional Fund	$18	$58	$101	$230
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.

10

Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value (“NAV”) per share.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.

11

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
US withholding tax risk: The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

12

UBS Select Government Institutional Fund Annual Total Returns
Total return (2017 was the fund’s first full calendar year of operations)

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—2Q 2019: 0.57%
Worst quarters during years shown—3Q & 4Q 2020: 0.01%
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.38%
Life of fund (inception date July 26, 2016)	1.13
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $500,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal

13

Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open.
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

14

UBS Select Treasury Institutional Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
*
The fund invests in securities through an underlying master fund, Treasury Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Treasury Master Fund, including management fees allocated from Treasury Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

15

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Treasury Institutional Fund	$18	$58	$101	$230
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, under normal circumstances, the fund invests in a diversified portfolio of high quality, US Treasury money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. In addition, in order to be a “Treasury” fund, under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and in related repurchase agreements. For purposes of this policy, repurchase agreements are those that are collateralized fully by securities issued by the US Treasury and cash. Under normal circumstances, the fund expects to invest substantially all of its assets in securities issued by the US Treasury and in related repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities issued by the US Treasury and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in securities issued by the US Treasury. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in securities issued by the US Treasury, the fund considers the possible loss of this tax advantage.

16

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value (“NAV”) per share.

17

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

18

UBS Select Treasury Institutional Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—2Q 2019: 0.56%
Worst quarters during years shown—1Q 2013; 1Q 2014; 1Q 2015: 0.00% (Actual total returns were 0.0025%)
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.37%
Five years	1.00
Ten years	0.51
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1-888-547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $500,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial

19

intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open.
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20

UBS Select ESG Prime Institutional Fund
Fund summary

Investment objective
Maximum current income as is consistent with liquidity and preservation of capital while incorporating select environmental, social, and governance criteria (“ESG”) into the investment process.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
*
The fund invests in securities through an underlying master fund, ESG Prime Master Fund. This table reflects the direct expenses of the fund and its share of expenses of ESG Prime Master Fund, including management fees allocated from ESG Prime Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

21

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select ESG Prime Institutional Fund	$18	$58	$101	$230
Principal strategies
Principal investments
The fund is a money market fund that calculates its net asset value (“NAV”) to four decimals (e.g., $1.0000) using market-based pricing. As a result, its share price will fluctuate. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers while incorporating fundamental sustainability factors, such as ESG performance of such issuers, into the investment process. Money market instruments may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
In addition, under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), determined at the time of purchase, in securities that meet UBS AM’s sustainability criteria. In developing its sustainability criteria, UBS AM draws upon firm-wide resources of the UBS Asset Management Division of UBS Group AG, of which UBS AM is a member.
UBS AM conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated proprietary credit research team. Embedded in the credit research process is the integration of issuer-level sustainability investing analysis as guided by the UBS Asset Management Division’s approach to ESG research and evaluation methodology. The sustainability investing analysis provides a more comprehensive approach to security selection than credit analysis alone as internal and external ESG

22

ratings are applied to evaluate the quality of sustainability practices employed by issuers. Analysts rate and maintain internal fundamental credit and ESG ratings, which form the basis for a portfolio construction/optimization approach and focus on issuers that contribute to the fund’s ESG profile. In determining an issuer’s ESG ratings, analysts will evaluate whether, at the time of the fund’s investment, such issuers have better than average performance in ESG practices and managing ESG risks by reviewing, among other factors, such considerations as the issuer’s environmental responsibility, human rights and labor standards, diversity and inclusion in employment and corporate governance based on proprietary and third-party data. UBS AM also will employ a negative screening process with regard to security selection, which will exclude from the fund’s portfolio securities or sectors that manufacture products or engage in business activities viewed as having a negative social or environmental impact. Such products or business activities include certain controversial weapons, natural resource extraction activities, thermal coal power generation, and certain controversial behavior and business activities as well as the failure of a portfolio company to meet certain engagement objectives identified by UBS AM. UBS AM’s portfolio construction process aims to align investments in money market instruments with the concept of sustainability (i.e., the potential for long-term maintenance of environmental, economic and social well-being).
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
UBS AM is part of the UBS Asset Management Division of UBS Group AG. The UBS Asset Management Division, at the global level, seeks to be a leader in incorporating sustainability into its management process and honors various commitments in the sustainability investing industry. Active commitments include:

•	Participant in the UN Global Compact since its inception in 2000
•	Independent assurance of the GRI (Global Reporting Initiative) based sustainability disclosure
•	UBS Asset Management signatory to Principles for Responsible Investment (PRI)
•	Global Initiative for Sustainability Ratings steering committee
•	Sustainability Accounting Standards BoardTM
•	The Forum for Sustainable and Responsible Investing

23

Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Also, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.
Sustainability factor risk: Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities, or increase or decrease its exposure to certain types of issuers and, therefore, may underperform compared to funds that do not consider ESG factors in the investment process.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

24

Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non‑US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance

There is no performance information quoted for the fund as the fund has not yet operated for a full calendar year as of the date of this prospectus.

Investment advisor
UBS AM serves as the investment advisor to the fund.

25

Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $100,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

26

UBS Series Funds

More information about the funds

Additional information about the investment objectives
Each of UBS Select Prime Institutional Fund’s, UBS Select Government Institutional Fund’s and UBS Select Treasury Institutional Fund’s investment objective may not be changed without shareholder approval. The investment objective of UBS Select ESG Prime Institutional Fund is non-fundamental and may be changed by the fund’s board at any time without shareholder approval.
Additional information about investment strategies
UBS Select Prime Institutional Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.
UBS Select Prime Institutional Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate.
UBS Select Prime Institutional Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Select Prime Institutional Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.
UBS Select Prime Institutional Fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
UBS Select Prime Institutional Fund is classified by UBS AM as an “ESG-integrated” fund. UBS Select Prime Institutional Fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. UBS Select Prime Institutional Fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
UBS Select Government Institutional Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance.

27

UBS Series Funds

UBS Select Government Institutional Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
UBS Select Government Institutional Fund’s board has determined that the fund will operate as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, UBS Select Government Institutional Fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
In addition, under normal circumstances, UBS Select Government Institutional Fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. UBS Select Government Institutional Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select Government Institutional Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select Treasury Institutional Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and in related repurchase agreements. While under normal circumstances UBS Select Treasury Institutional Fund expects to invest substantially all of its assets in securities issued by the US Treasury and in related repurchase agreements, under unusual circumstances, the fund may invest a portion of its assets in other types of government securities.
UBS Select Treasury Institutional Fund’s board has determined that the fund will operate as a “government money market fund” under Rule 2a‑7. Therefore, in addition to the 80% policy referenced above, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7

28

UBS Series Funds

occur. (In conformance with Rule 2a-7, UBS Select Treasury Institutional Fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
UBS Select Treasury Institutional Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select Treasury Institutional Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select ESG Prime Institutional Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers while incorporating fundamental sustainability factors, such as ESG performance of such issuers, into the investment process. Money market instruments may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.
UBS Select ESG Prime Institutional Fund calculates its net asset value to four decimals (e.g., $1.0000) using market based pricing, and its share price will fluctuate.
Under normal circumstances, UBS Select ESG Prime Institutional Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), determined at the time of purchase, in securities that meet UBS AM’s sustainability criteria. In developing its sustainability criteria, UBS AM draws upon firm-wide resources of the UBS Asset Management Division of UBS Group AG, of which UBS AM is a member. UBS Select ESG Prime Institutional Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select ESG Prime Institutional Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select ESG Prime Institutional Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Select ESG Prime Institutional Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.
UBS AM conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated proprietary credit research team. Embedded in the credit research process is the integration of issuer-level sustainability investing analysis as guided by the UBS Asset Management Division’s approach to ESG research and evaluation methodology. The sustainability investing analysis provides a more comprehensive approach to security selection than credit analysis alone as internal and external ESG ratings are applied to evaluate the quality of sustainability practices employed by issuers. Analysts rate and maintain internal fundamental credit and ESG ratings which form the basis of a portfolio construction/optimization approach, focusing on companies that contribute to meeting the ESG profile for the fund. Portfolio construction focuses on the alignment of a Rule 2a‑7 (the regulation governing money market funds) investment discipline with the concept of sustainability—the

29

UBS Series Funds

potential for long-term maintenance of environmental, economic and social well-being.
Sustainability criteria includes the fundamental analysis of ESG risks of issuers (that is, the issuers of the money market instruments in which the fund may invest), and evaluating whether, at the time of the fund’s investment, such issuers have better than average performance in ESG practices and managing ESG risks. The fundamental analysis of ESG risks may include, but is not limited to, review of the following factors:

•	environmental responsibility
•	human rights and labor standards
•	diversity and inclusion in employment
•	corporate governance
UBS AM will employ a negative screening process with regard to security selection for UBS Select ESG Prime Institutional Fund, which will exclude issuers that are involved in certain sectors and activities, or derive material revenue from certain sectors and activities, that are viewed as having a negative social or environmental impact. These may include:

•	controversial weapons, which cover:
•	cluster munitions
•	anti-personnel mines
•	chemical weapons
•	biological weapons
•	nuclear weapons produced in breach of the Treaty on the Non‑Proliferation of Nuclear Weapons
•	Depleted Uranium manufacturers
•	Thermal coal, arctic oil & gas and oil sands (20% revenue threshold)
•	Thermal coal power generation (30% revenue threshold)
•	Controversial behavior
•	Companies violating the United Nations Global Compact (UNGC) principles and who do not demonstrate credible corrective action
•	Controversial business activities
•	Production/manufacture of tobacco products (5% revenue threshold)
•	Production/publishing of adult entertainment (5% revenue threshold)
•	Own/operate gambling facilities (5% revenue threshold)
•	Production of conventional military weapons (10% revenue threshold)
•	Other UBS AM derived engagement-based criteria
The negative screening process generally incorporates data obtained from third party service providers. UBS AM has the right to change the third-party service providers that support this process at any time. The other UBS AM derived engagement-based criteria are implemented based on the results of analyses under a proprietary UBS AM engagement program pursuant to which UBS AM assesses a company’s progress over a pre‑determined time period relative to a pre‑determined set of engagement objectives.
The negative screening process set forth above can be updated or otherwise modified by UBS AM at any time, without prior shareholder approval or notice, to, among other things, modify the list of negative screens, revise the revenue thresholds, or change particular exclusions to or from an exclusion based threshold or a revenue based threshold.
UBS Select ESG Prime Institutional Fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
UBS AM serves as investment advisor to a range of money market funds following different investment

30

UBS Series Funds

focuses/strategies. These include other “prime” money market funds (including UBS Select Prime Institutional Fund), which may invest in similar types of securities as UBS Select ESG Prime Institutional Fund. There may be overlap between the portfolio holdings and investments of UBS Select ESG Prime Institutional Fund and other “prime” money market funds for which UBS AM serves as investment advisor.
Like all money market funds, each of the funds is subject to maturity, quality, diversification and liquidity requirements pursuant to Rule 2a-7. Each of the funds’ investment strategies are designed to comply with these requirements. Each of the funds may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying each fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
Each of the funds may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that a fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, UBS AM may manage a fund more conservatively or differently than if it were not rated.
Additional information about principal risks
The main risks of investing in the funds are described below. As indicated below, not all of these risks apply to each fund. The fund(s) to which the main risks apply are noted below.
Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds’ Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk (All funds). Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality investments are subject to some credit risk. The credit quality of an issuer or counterparty can change rapidly due to market developments and may affect the fund’s share price.
Interest rate risk (All funds). The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.
A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in

31

UBS Series Funds

the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund’s portfolio holdings may have an adverse impact on a fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its NAV per share.
Sustainability factor risk (UBS Select ESG Prime Institutional Fund). Investing primarily in investments that meet ESG criteria carries the risk that UBS Select ESG Prime Institutional Fund may forgo otherwise attractive investment opportunities, or increase or decrease its exposure to certain types of issuers and, therefore, may underperform compared to funds that do not consider ESG factors in the investment process. UBS AM’s assessment of an issuer’s ESG criteria may change over time, which could cause the fund to hold securities that may no longer meet UBS AM’s current ESG criteria.
Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by any vendors of UBS AM or any judgment exercised by UBS AM will reflect the beliefs or values of any particular investor. In addition, due to constraints imposed by regulations applicable to money market funds or other considerations relating to credit quality, liquidity or yield, the fund may be less able to implement as fully its ESG investment strategy than non-money market funds.
Market risk (All funds). The risk that the market value of a fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries,

32

UBS Series Funds

regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”) and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the funds’ operations.
Liquidity risk (All funds). The funds’ investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the funds may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect a fund’s share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk (All funds). There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund.
Concentration risk (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund). Each of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, each fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and each fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Financial services sector risk (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund). Investments of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
US Government securities risk (All funds). Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of

33

UBS Series Funds

default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.
Repurchase agreements risk (All funds). Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund). UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund may invest in foreign money market instruments that are denominated in US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Municipal securities risk (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal

34

UBS Series Funds

security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
US withholding tax risk (UBS Select Government Institutional Fund). UBS Select Government Institutional Fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax. Non-US investors should see the sections entitled “Dividends and taxes” and sub-section “Taxes” for more information.
Additional (non-principal) risks
LIBOR replacement risk (All funds). Certain variable- and floating- rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Securities lending risk (All funds). Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to pro-vide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans

35

UBS Series Funds

of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds’ lending agent.
Temporary and defensive positioning (All funds). During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, a fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, a fund may not be able to fully pursue its investment objective. Such positions may also subject a fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.
Structured security risk (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund). UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund may purchase securities representing interests in under-lying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

36

UBS Series Funds

Managing your fund account

The following pages tell you how to buy, sell and exchange shares of each fund.
If you are buying fund shares directly or through financial intermediaries, you should refer to the following section regarding buying, selling or exchanging fund shares in most cases. If you are buying shares through UBS Financial Services Inc.’s automated purchasing account system, you should direct your request to your financial advisor and refer to the sections below beginning “UBS Financial Services Inc.: automated purchasing accounts” on page 43 of this prospectus.
Buying shares
The funds accept the settlement of purchase orders only in available federal funds deposited by a commercial bank in an account at a Federal Reserve Bank, which can be transferred to a similar account of another bank in one day and may be made immediately available to a fund through its custodian.
You may buy fund shares through financial intermediaries who are authorized to accept purchase orders on behalf of the funds. If you buy fund shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
If you do not use a financial intermediary, you may also buy fund shares directly by calling the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), at 1-888-547 FUND and
speaking to a representative. If you buy fund shares directly, you will need to complete an account application in connection with your initial purchase. You can get a copy of the application from UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), or a financial intermediary or by calling the transfer agent toll-free 1-888-547 FUND.
You buy shares at the net asset value next determined after receipt of your purchase order in good form by the transfer agent. A fund must receive payment on the same day. Your purchase order will be effective only if (1) you or your financial intermediary wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”), and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time. Financial intermediaries may impose additional guidelines for when orders must be placed.

37

UBS Series Funds

For UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund:

If a purchase order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline by which orders to buy or sell shares of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund must be received by the transfer agent is 3:00 p.m. (Eastern time).) Appendix A to this prospectus lists the SIFMA US “early closing” holiday recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently. UBS AM (US) may return without notice money wired to a fund if the investor fails to place a corresponding share purchase order.
Wire instructions. You may instruct your bank to transfer federal funds by wire to:

Bank Name:	Bank of New York Mellon
ABA:	011001234
Credit:	000073-5515
BNY Mellon Investment Servicing (US) Inc. as Agent for UBS Funds
Further Credit:	Beneficiary Fund/Account Number (Shareholder account number)
You should not wire money directly to the funds’ transfer agent if your shares are held in “street name,” as described above in “Buying shares.” A financial intermediary or your bank may impose a service charge for wire transfers.
Minimum investment. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc.

38

UBS Series Funds

through September 30, 2021 is $500,000 for UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund and $100,000 for UBS Select ESG Prime Institutional Fund. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.
Electronic trade entry. The funds may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. This option is not available if your shares are held in “street name,” as described above in “Buying shares.” For more information about this option and its availability, contact your investment professional at your financial intermediary, or contact the transfer agent at 1‑888‑547 FUND.
Selling shares
You may sell your shares through financial intermediaries that are authorized to accept redemption requests. If you sell your shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also sell your shares by calling the transfer agent directly at 1‑888‑547 FUND and speaking with a representative.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order. Orders to sell shares of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund received by the funds’ transfer agent before 9:00 a.m. (Eastern time) will normally be executed as of 9:00 a.m. (Eastern time). Orders to sell shares of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund received by the funds’ transfer agent by 8:00 a.m. (Eastern time) will normally be executed as of 8:00 a.m. (Eastern Time).
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

39

UBS Series Funds

For UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund:

If a redemption order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
As noted above under “Buying shares,” each fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds. Proceeds from the sale will be wired to one or more accounts you have designated. If a redemption order is received by 5:00 p.m. (Eastern time) for UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund, or by 3:00 p.m. (Eastern time) for UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund, the proceeds ordinarily will be transmitted in federal funds on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day to the accounts noted above.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account or your account at your financial intermediary may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), a financial intermediary nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
The transfer agent will process orders to sell shares only if you have on file with it a properly completed account application with a signature guarantee (if you have previously completed one in connection with a direct purchase of fund shares) or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application or account records.

40

UBS Series Funds

A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The transfer agent will not accept signature guarantees that are not part of these programs.
Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposit into your account. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your investment professional at your financial intermediary or call the transfer agent at 1-888-547 FUND.
Exchanging shares
You may exchange shares of a fund (except UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund) for shares of another fund offered in this prospectus (except UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund) or of UBS Prime Reserves Fund and of UBS Tax-Free Reserves Fund. UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund have different eligibility requirements for purchase, and you may not be able to exchange your shares if you are not eligible to purchase shares of those other funds, which limit investors to “natural persons” as described in their prospectus.
Exchanges between UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund and other funds are not permitted.
The minimum noted above in “Buying shares” does not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund are normally accepted up until 5:00 p.m. (Eastern time). Exchange orders received after that time will not be effected, and you or your financial intermediary will have to place an exchange order before that time on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
You can place an exchange order through a financial intermediary. The financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You can also place an exchange order by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
Shareholders making their initial purchase of another fund through an exchange should allow

41

UBS Series Funds

more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. The transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of

42

UBS Series Funds

the fund; (3) for any period during which the US Securities and Exchange Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) with respect to UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund, if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund)” below).
A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above.
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an account at UBS Financial Services Inc. and prefer the features of an Automated Purchasing Account (as described below), ask your Financial Advisor to help you to open an Automated Purchasing Account. You will need to redeem your shares in your Direct Purchasing Account (as described below) and to transfer the proceeds to a new Automated Purchasing Account. More information regarding Automated Purchasing Accounts is provided below.
UBS Financial Services Inc.: automated purchasing accounts
Initial purchases made through UBS Financial Services Inc. can be made in one of two ways. The purchases can be made by your Financial Advisor directly with a fund (a “Direct Purchasing Account”) or can be entered through that firm’s order entry system (an “Automated Purchasing Account”). Your account will be established as an Automated Purchasing Account unless you instruct your Financial Advisor otherwise or made your initial purchase prior to May 19, 2003. Automated Purchasing Accounts will have certain benefits but do not have certain features available to Direct Purchasing Accounts.
If you have an Automated Purchasing Account, you should direct all your requests to buy, sell or exchange shares directly to your Financial Advisor. The following sections provide information regarding Automated Purchasing Accounts; procedures related to Direct Purchasing Accounts are described above under “Managing your fund account.”
Buying shares
When you instruct your Financial Advisor to buy shares on your behalf, your account at UBS Financial Services Inc. will automatically be debited, and UBS Financial Services Inc. will wire funds on your behalf. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund.
Shares are available to Automated Purchasing Accounts as an economical and convenient means to invest short-term funds.
You buy shares at the net asset value next determined after receipt of your purchase order in good form by the transfer agent. The fund must receive payment on the same day. Your purchase order will be effective only if (1) UBS Financial Services Inc. wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a

43

UBS Series Funds

Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the NYSE, and the principal bond markets (as recommended by SIFMA) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund:

If a purchase order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline by which orders to buy or sell shares of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund must be received by the transfer agent to 3:00 p.m. (Eastern time).) Appendix A to this prospectus lists the SIFMA US holiday “early closing” recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.
Minimum investment. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $500,000 for UBS Select Prime Institutional Fund, UBS Select

44

UBS Series Funds

Government Institutional Fund and UBS Select Treasury Institutional Fund and $100,000 for UBS Select ESG Prime Institutional Fund. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.
Selling shares
You must place your sell order directly with your Financial Advisor. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order. Orders to sell shares of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund received by the funds’ transfer agent before 9:00 a.m. (Eastern time) will normally be executed as of 9:00 a.m. (Eastern time). Orders to sell shares of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund received by the funds’ transfer agent by 8:00 a.m. (Eastern time) will normally be executed as of 8:00 a.m. (Eastern time).
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

45

UBS Series Funds

For UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund:

If a redemption order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
As noted above under “Buying shares,” a fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds wired directly to UBS Financial Services Inc. for credit to your account ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired on the same day.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your account at UBS Financial Services Inc. may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), UBS Financial Services Inc. nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
Typically, redemptions of fund shares will be made by the funds wiring cash payments. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your Financial Advisor or call the transfer agent at 1-888-547 FUND.
Exchanging shares
You must place your exchange order directly with your Financial Advisor, who is responsible for sending the order to the transfer agent.
You may exchange shares of a fund (except UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund) for shares of another fund offered in this prospectus (except UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund) or of UBS Prime Reserves Fund and of UBS Tax-Free Reserves Fund. UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund have different eligibility requirements for purchase, and you may not be able to exchange your shares if you are not eligible to purchase shares of those other funds, which limit investors to “natural persons” as described in their prospectus.
Exchanges between UBS Select Prime Institutional Fund, UBS Select ESG Prime Institutional Fund and other funds are not permitted.
The minimum noted above in “Buying shares” does not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.

46

UBS Series Funds

Exchange orders for each of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund are normally accepted up until 5:00 p.m. (Eastern time). Exchange orders received after that time will not be effected, and you will need to instruct your Financial Advisor to place an exchange order before that time on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. Otherwise the transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar

47

UBS Series Funds

days) for any period during which there is a non-routine closure of Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) with respect to UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund, if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund)” below).
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an Automated Purchasing Account and prefer the features of a Direct Purchasing Account as described above, ask your Financial Advisor to help you to open a Direct Purchasing Account. You need to complete an account application when establishing a Direct Purchasing Account.
Information on liquidity fees and redemption gates (UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund)
Pursuant to Rule 2a-7, each of Prime Master Fund’s and ESG Prime Master Fund’s board is permitted to impose a liquidity fee on redemptions from the relevant master fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the relevant master fund for up to 10 business days (in any 90‑day period) in the event that the relevant master fund’s “weekly liquid assets” fall below certain designated thresholds. The impact of any such liquidity fee or redemption gate will flow through to each of the relevant feeder funds, which will implement a corresponding liquidity fee or redemption gate. Weekly liquid assets generally include cash, direct obligations of the US government, certain other US government or agency securities, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If either of Prime Master Fund’s or ESG Prime Master Fund’s weekly liquid assets fall below 30% of the relevant master fund’s total assets, the relevant master fund’s board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If either of Prime Master Fund’s or ESG Prime Master Fund’s weekly liquid assets fall below 10% of the relevant master fund’s total assets, the relevant master fund and thus, the relevant feeder fund, must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the relevant master fund’s board determines that such a fee would not be in the best interests of such master fund or determines that a lower or higher

48

UBS Series Funds

fee (subject to the 2% limit) would be in the best interests of such master fund.
Liquidity fees and redemption gates are most likely to be imposed only during times of extraordinary market stress or exceptional circumstances pertaining to a fund. The imposition and termination of a liquidity fee or redemption gate will be reported by a fund to the SEC on Form N-CR. Such information will also be available on a fund’s website https://www.ubs.com/usmoneymarketfunds. In addition, a fund may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. A fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must be submitted to a fund if you wish to redeem your shares after the redemption gate has been lifted.
Each of Prime Master Fund’s and ESG Prime Master Fund’s board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the relevant master fund and its interestholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once weekly liquid assets reach at least 30% of the relevant master fund’s total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a fund may cease selling shares or subject the purchase of shares to certain conditions, which may include affirmation of the investor’s knowledge that a fee or a gate is in effect. Each of Prime Master Fund’s and ESG Prime Master Fund’s board may, in its discretion, permanently suspend redemptions and liquidate the relevant master fund and, thus, the corresponding feeder fund, if, among other things, the relevant master fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
(The board of Government Master Fund and Treasury Master Fund has determined not to subject Government Master Fund and Treasury Master Fund and thus, UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund, to a liquidity fee and/or a gate on redemptions. Please note that the board of Government Master Fund and Treasury Master Fund has reserved its ability to change this policy in the future, but only after providing prior notice to shareholders.)
Market timing
Frequent purchases and redemptions of fund shares could increase each fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of each fund’s portfolio, which could impact each fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the funds offered in this prospectus, are not targets of abusive trading

49

UBS Series Funds

practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding.
In determining net asset value, each of Government Master Fund and Treasury Master Fund values its securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund buys the corresponding master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to a fund and the amount due at maturity. The net asset value per share of each of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund is expected to be $1.00, although this value is not guaranteed.
In determining net asset value, each of Prime Master Fund and ESG Prime Master Fund values its securities using market-based values (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each of UBS Select Prime Institutional Fund and UBS Select ESG
Prime Institutional Fund buys the relevant master fund’s interests at the master fund’s net asset value. The net asset value per share of each of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund is calculated to four decimals (e.g., $1.0000) and will fluctuate.
The net asset value per share of each of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund is normally determined nine times each business day, every hour on the hour, beginning at 9:00 a.m. (Eastern time) and concluding at 5:00 p.m. (Eastern time). The net asset value per share of each of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund is normally determined three times each business day, at 8:00 a.m. (Eastern time), 12:00 noon (Eastern time) and 3:00 p.m. (Eastern time).
Your price for buying or selling shares will be based upon the net asset value that is next calculated after the fund receives your order.
On any day that a fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under “Buying shares,” the time for determination of the fund’s net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day even though it normally prices its shares more frequently.
The funds’ board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to a fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into

50

UBS Series Funds

default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent the current market value. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.
Each fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects each fund’s proportionate interest in the net assets of its corresponding master fund. Each master fund generally values securities and other instruments in a manner as described in that master fund’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Prime Master Fund, ESG Prime Master Fund, Government Master Fund and Treasury Master Fund, which are the master funds in which the funds invest their assets. UBS AM also acts as the administrator for the funds. As investment advisor, UBS AM makes the master funds’ investment decisions. It buys and sells securities for the master funds and conducts the research that leads to the purchase and sale decisions.
UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.
Advisory and administration fees
UBS AM’s contract fee for the advisory and administrative services it provides to each master fund is based on the following fee schedule:

$0 – $30 billion	0.1000%
Above $ 30 billion up to $ 40 billion	0.0975%
Above $ 40 billion up to $ 50 billion	0.0950%
Above $ 50 billion up to $ 60 billion	0.0925%
Above $ 60 billion	0.0900%

51

UBS Series Funds

UBS AM’s contract fee for the administrative services it provides to each feeder fund is 0.08% of each feeder fund’s average daily net assets.
In exchange for these fees, UBS AM has agreed to bear all of the funds’ expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the funds, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be less than 0.01% of each fund’s average daily net assets.
UBS AM received an effective fee of 0.18%, 0.15%, 0.13% and 0.08% of the average daily net assets of each of UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund and UBS Select ESG Prime Institutional Fund, respectively, for its services as investment advisor and administrator in the funds’ last fiscal year which ended April 30, 2021 (includes fees allocated from related master fund, net of voluntary fee waivers/expense reimbursements, if any). The effective fee for UBS Select ESG Prime Institutional Fund reflects voluntary waivers.
UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Institutional Fund’s expenses by 0.10% until September 30, 2021. UBS AM may further voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance.
A discussion regarding the basis for the master funds’ board’s approval of the Management Agreement between UBS AM and Master Trust with respect to Prime Master Fund, Government Master Fund and Treasury Master Fund is available in the funds’ semiannual report to shareholders for the fiscal period ended October 31, 2020. A discussion regarding the basis of the board’s approval of the Management Agreement between UBS AM and Master Trust with respect to ESG Prime Master Fund is available in the funds’ annual report to shareholders for the fiscal period ended April 30, 2020.
Master-feeder structure
UBS Select Prime Institutional Fund, UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund and UBS Select ESG Prime Institutional Fund are “feeder funds” that invest all of their assets in “master funds”—Prime Master Fund, Government Master Fund, Treasury Master Fund and ESG Prime Master Fund, respectively. The feeder funds and their respective master funds have the same investment objectives.
The master funds may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to their investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.
Other information
To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time,

52

UBS Series Funds

merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
Each fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.
Each fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each of UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.
Shares of each fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.
You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (if you purchased your shares through a financial intermediary) or the transfer agent (if you purchased your shares directly).
While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
Taxes
The dividends that you receive from the funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by the funds are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by shareholders, because each fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.
Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.
Each fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of

53

UBS Series Funds

your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Because neither of UBS Select Prime Institutional Fund nor UBS Select ESG Prime Institutional Fund maintain a stable share price, a sale or exchange of fund shares may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), such capital gain or loss generally will be treated either as short-term if you held your shares as capital assets for one year or less, or long-term if you held your shares longer. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.
If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss, provided that you held the shares as capital assets. The IRS has issued guidance indicating that wash sale rules will not apply to taxpayers with respect to shares redeemed from a floating net asset value money market fund, such as UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-US shareholders will generally be subject to a 30% withholding tax (or lower applicable treaty rate). However, certain properly designated distributions paid by the funds that are attributable to “qualified net interest income” (generally, interest that would not have been subject to US federal withholding tax at the source if received directly by a non-US shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the funds properly report such distributions. Dividends reported by the funds to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest

54

UBS Series Funds

(including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the funds are a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Qualified interest income may also include interest with respect to loans that relate to US branches of non-US corporations to the extent such interest is treated as US source under applicable branch interest rules. Non-US source interest income is not eligible for exemption from US federal withholding tax, and distributions of non-US source income will be subject to the 30% US withholding tax unless reduced by an applicable tax treaty.
Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
The tax consequences to a non-US resident shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Non-US resident shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in the funds. Shares of the fund held by a non-US shareholder at death will be considered situated within the United States and subject to US estate tax.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor.
There is additional information on taxes in the funds’ SAI.
Disclosure of portfolio holdings and other information
Each fund is a “feeder fund” that invests in securities through an underlying master fund. Each fund and the corresponding master fund have the same investment objective.
Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. Each fund’s Forms N-CSR will be available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the funds upon request by calling 1‑800‑647 1568. The semiannual and annual reports for each fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.
Each fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the related master fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of such master fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, each fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. Each fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will

55

UBS Series Funds

also contain a link to these filings. The UBS AM website will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in the shares of UBS Select Treasury Institutional Fund and UBS Select Government Institutional Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about each fund at the above referenced UBS website internet address.
Additionally, an abbreviated portfolio holdings report for each of the master funds in which UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund invests is available on a weekly basis. (The abbreviated weekly portfolio holdings report contains less information about each holding.) This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the website at least one day prior to other public dissemination.
The weekly portfolio holdings information postings will continue to remain available on the website, along with any more current holdings information, at least until the date on which a fund files its portfolio holdings information with the SEC on Forms N-CSR for the period that included the date as of which the website information is current. (For example, a fund files its annual report for its most recent fiscal year ended April 30th with the SEC on Form N-CSR around the beginning of July. Weekly portfolio holdings information for periods ended April 30th could be removed from the website once the annual report is filed, but not until then.)
Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

56

UBS Series Funds

Financial highlights

The following financial highlights tables are intended to help you understand the financial performance for UBS Select Prime Institutional Fund and UBS Select Treasury Institutional Fund for the past 5 years, for UBS Select Government Institutional Fund since it commenced operations on July 26, 2016 through April 30, 2021 and for UBS Select ESG Prime Institutional Fund since it commenced operations on January 15, 2020 through April 30, 2021.
Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the relevant funds. You may obtain copies of the funds’ Annual Report without charge by calling 1-888-547 FUND.

57

UBS Series Funds: UBS Select Prime Institutional Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.0005	$1.0001	$1.0001	$1.0002	$1.0000
Net investment income (loss)	0.0009	0.0182	0.0222	0.0133	0.0057
Net realized and unrealized gain (loss)	(0.0002)	0.0004	0.0000 [1]	(0.0001)	0.0004
Net increase (decrease) from operations	0.0007	0.0186	0.0222	0.0132	0.0061
Dividends from net investment income	(0.0009)	(0.0182)	(0.0222)	(0.0133)	(0.0057)
Distributions from net realized gains	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0002)
Total dividends and distributions	(0.0009)	(0.0182)	(0.0222)	(0.0133)	(0.0059)
Net asset value, end of year	$1.0003	$1.0005	$1.0001	$1.0001	$1.0002
Total investment return[2]	0.07%	1.88%	2.24%	1.33%	0.61%
Ratios to average net assets:
Expenses before fee waivers/Trustees’ fees reimbursement[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers/Trustees’ fees reimbursement[3]	0.18%	0.18%	0.16%	0.12%	0.15%
Net investment income (loss)[3]	0.11%	1.83%	2.26%	1.37%	0.51%
Supplemental data:
Net assets, end of year (000’s)	$5,193,492	$9,334,162	$9,780,634	$5,226,567	$2,307,192

[1]	Amount represents less than $0.00005 or $(0.00005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

58

UBS Series Funds: UBS Select Government Institutional Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,				For the period from July 26, 2016[1] to April 30, 2017
	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [2]	0.016	0.020	0.010	0.003
Net realized gain (loss)	0.000 [2]	0.000 [2]	0.000 [2]	(0.000)[2]	0.000 [2]
Net increase (decrease) from operations	0.000 [2]	0.016	0.020	0.010	0.003
Dividends from net investment income	(0.000)[2]	(0.016)	(0.020)	(0.010)	(0.003)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	—	(0.000)[2]	(0.000)[2]
Total dividends and distributions	(0.000)[2]	(0.016)	(0.020)	(0.010)	(0.003)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.04%	1.66%	2.01%	1.00%	0.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[4]	0.18%	0.18%	0.18%	0.18%	0.18%[5]
Expenses after fee waivers and/or expense reimbursements[4]	0.15%	0.18%	0.18%	0.18%	0.13%[5]
Net investment income (loss)[4]	0.04%	1.46%	2.03%	1.01%	0.44%[5]
Supplemental data:
Net assets, end of period (000’s)	$2,825,954	$5,817,145	$2,123,329	$1,406,858	$1,104,473

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 or $(0.0005) per share.
[3]
Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[5]	Annualized.

59

UBS Series Funds: UBS Select Treasury Institutional Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [1]	0.016	0.020	0.010	0.003
Net realized gain (loss)	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.000 [1]	0.016	0.020	0.010	0.003
Dividends from net investment income	(0.000)[1]	(0.016)	(0.020)	(0.010)	(0.003)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.016)	(0.020)	(0.010)	(0.003)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.04%	1.62%	2.02%	1.00%	0.30%
Ratios to average net assets:
Expenses before fee waivers/Trustees’ fees reimbursement[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers/Trustees’ fees reimbursement[3]	0.13%	0.18%	0.18%	0.18%	0.18%
Net investment income (loss)[3]	0.05%	1.47%	2.02%	0.98%	0.30%
Supplemental data:
Net assets, end of year (000’s)	$10,472,327	$13,354,479	$6,934,537	$4,331,846	$4,272,835

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

60

UBS Series Funds: UBS Select ESG Prime Institutional Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Year ended April 30, 2021	For the period from January 15, 2020[1] to April 30, 2020
Net asset value, beginning of period	$1.0008	$1.0000
Net investment income (loss)	0.0014	0.0036
Net realized gain (loss)	(0.0003)	0.0008
Net increase (decrease) from operations	0.0011	0.0044
Dividends from net investment income	(0.0014)	(0.0036)
Distributions from net realized gains	(0.0000)[2]	—
Total dividends and distributions	(0.0014)	(0.0036)
Net asset value, end of period	$1.0005	$1.0008
Total investment return[3]	0.11%	0.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[4]	0.18%	0.18%[5]
Expenses after fee waivers and/or expense reimbursements[4]	0.08%	0.08%[5]
Net investment income (loss)[4]	0.10%	1.17%[5]
Supplemental data:
Net assets, end of period (000’s)	$202,610	$46,409

[1]	Commencement of operations.
[2]	Amount represents less than $0.00005 or $(0.00005) per share.
[3]
Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[5]	Annualized.

61

UBS Series Funds: Appendix A

Additional information regarding purchases and redemptions

The funds are open for business each day that the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”) and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. One or more of these will be closed on the observance of the holidays listed below. In addition, UBS Select Government Institutional Fund and UBS Select Treasury Institutional Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. The normal deadline by which orders to buy or sell shares of UBS Select Prime Institutional Fund and UBS Select ESG Prime Institutional Fund must be received by the transfer agent is 3:00 p.m. (Eastern time). Those days SIFMA has recommended that the bond markets close early remaining through 2021 and for 2022 are listed below.

Holidays (observed)	Early close
Labor Day (September 6, 2021)	—
Columbus Day (October 11, 2021)	—
Veterans Day (November 11, 2021)	—
Thanksgiving Day (November 25, 2021)	November 26, 2021
Christmas Day (December 24, 2021)	December 23, 2021
New Year’s Day (December 31, 2021)[1]	December 31, 2021[1]
Martin Luther King Day (January 17, 2022)	—
Presidents Day (February 21, 2022)	—
Good Friday (April 15, 2022)	April 14, 2022
Memorial Day (May 30, 2022)	May 27, 2022
Juneteenth (June 20, 2022)
Independence Day (July 4, 2022)	July 1, 2022
Labor Day (September 5, 2022)	—
Columbus Day (October 10, 2022)	—
Veterans Day (November 11, 2022)	—
Thanksgiving Day (November 24, 2022)	November 25, 2022
Christmas Day (December 26, 2022)	December 23, 2022
New Year’s Day (January 2, 2023)	December 30, 2022

[1]
December 31, 2021 has been designated as a holiday by the Federal Reserve Bank of New York. The NYSE will be open on December 31, 2021 and SIFMA has recommended that the bond markets close early on that day. In accordance with the funds’ policy, the funds will be closed for the entire day on December 31, 2021.

62

If you want more information about the funds, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about each fund’s investments is available in the funds’ annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and their SAI by contacting the funds directly at 1-800-647 1568. The funds’ annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the funds and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the funds:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
UBS Series Funds
—UBS Select Prime Institutional Fund
—UBS Select Government Institutional Fund
—UBS Select Treasury Institutional Fund
—UBS Select ESG Prime Institutional Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
S304

Money Market Funds
Prospectus  |  August 27, 2021
Includes:
•	UBS Select Prime Institutional Fund
•	UBS Select Government Institutional Fund
•	UBS Select Treasury Institutional Fund
•	UBS Select ESG Prime Institutional Fund

Money Market Funds
Prospectus | August 27, 2021
Includes:
•	UBS Select Prime Preferred Fund: SPPXX
•	UBS Select Government Preferred Fund: SGPXX
•	UBS Select Treasury Preferred Fund: STPXX
•	UBS Select ESG Prime Preferred Fund: SSPXX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The funds are not a complete or balanced investment program.

UBS Select Prime Preferred Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
Fee waiver[1]	0.04
Total annual fund operating expenses after fee waiver[1]	0.14
*
The fund invests in securities through an underlying master fund, Prime Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Prime Master Fund, including management fees allocated from Prime Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

[1]
The fund and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees so that the total ordinary operating expenses of the fund through August 31, 2022, do not exceed 0.14%. The fee waiver agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Prime Preferred Fund	$14	$54	$97	$226
*	Except that the expenses reflect the effects of the fund’s fee waiver agreement for the first year only.
Principal strategies
Principal investments
The fund is a money market fund that calculates its net asset value (“NAV”) to four decimals (e.g., $1.0000) using market-based pricing. As a result, its share price will fluctuate. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and gover-

nance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Also, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.

Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Select Prime Preferred Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.02%
Best quarter during years shown—1Q 2019: 0.62%
Worst quarters during years shown—1Q 2014 & 4Q 2020: 0.01%
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.58%
Five years	1.30
Ten years	0.71

Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $50,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

UBS Select Government Preferred Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
Fee waiver[1]	0.04
Total annual fund operating expenses after fee waiver[1]	0.14
*
The fund invests in securities through an underlying master fund, Government Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Government Master Fund, including management fees allocated from Government Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

[1]
The fund and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees so that the total ordinary operating expenses of the fund through August 31, 2022, do not exceed 0.14%. The fee waiver agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Government Preferred Fund	$14	$54	$97	$226
*	Except that the expenses reflect the effects of the fund’s fee waiver agreement for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its NAV per share.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
US withholding tax risk: The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Select Government Preferred Fund Annual Total Returns
Total return (2017 was the fund’s first full calendar year of operations)

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—2Q 2019: 0.58%
Worst quarter during years shown—4Q 2020: 0.01%
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.41%
Life of fund (inception date June 28, 2016)	1.15
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $50,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open.

Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

UBS Select Treasury Preferred Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
Fee waiver[1]	0.04
Total annual fund operating expenses after fee waiver[1]	0.14
*
The fund invests in securities through an underlying master fund, Treasury Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Treasury Master Fund, including management fees allocated from Treasury Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

[1]
The fund and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees so that the total ordinary operating expenses of the fund through August 31, 2022, do not exceed 0.14%. The fee waiver agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Treasury Preferred Fund	$14	$54	$97	$226
*	Except that the expenses reflect the effects of the fund’s fee waiver agreement for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, under normal circumstances, the fund invests in a diversified portfolio of high quality, US Treasury money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. In addition, in order to be a “Treasury” fund, under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and in related repurchase agreements. For purposes of this policy, repurchase agreements are those that are collateralized fully by securities issued by the US Treasury and cash. Under normal circumstances, the fund expects to invest substantially all of its assets in securities issued by the US Treasury and in related repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities issued by the US Treasury and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in securities issued by the US Treasury. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in securities issued by the US Treasury, the fund considers the possible loss of this tax advantage.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its NAV per share.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage

Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Select Treasury Preferred Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—2Q 2019: 0.57%
Worst quarters during years shown—1Q 2014; 1Q 2015: 0.00% (Actual total returns were 0.0025%)
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.40%
Five years	1.04
Ten years	0.53
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $50,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock

Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open.
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

UBS Select ESG Prime Preferred Fund
Fund summary

Investment objective
Maximum current income as is consistent with liquidity and preservation of capital while incorporating select environmental, social, and governance criteria (“ESG”) into the investment process.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
Fee waiver[1]	0.04
Total annual fund operating expenses after fee waiver[1]	0.14
*
The fund invests in securities through an underlying master fund, ESG Prime Master Fund. This table reflects the direct expenses of the fund and its share of expenses of ESG Prime Master Fund, including management fees allocated from ESG Prime Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

[1]
The fund and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees so that the total ordinary operating expenses of the fund through August 31, 2022, do not exceed 0.14%. The fee waiver agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select ESG Prime Preferred Fund	$14	$54	$97	$226
*	Except that the expenses reflect the effects of the fund’s fee waiver agreement for the first year only.
Principal strategies
Principal investments
The fund is a money market fund that calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing. As a result, its share price will fluctuate. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers while incorporating fundamental sustainability factors, such as ESG performance of such issuers, into the investment process. Money market instruments may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
In addition, under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), determined at the time of purchase, in securities that meet UBS AM’s sustainability criteria. In developing its sustainability criteria, UBS AM draws upon firm-wide resources of the UBS Asset Management Division of UBS Group AG, of which UBS AM is a member.
UBS AM conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated proprietary credit research team. Embedded in the credit research process is the integration of issuer-level sustainability investing analysis as guided by the UBS Asset Management Division’s approach to ESG research and evaluation methodology. The sustainability investing analysis provides a more comprehensive approach to security selection than credit analysis alone as internal and external

ESG ratings are applied to evaluate the quality of sustainability practices employed by issuers. Analysts rate and maintain internal fundamental credit and ESG ratings, which form the basis for a portfolio construction/optimization approach and focus on issuers that contribute to the fund’s ESG profile. In determining an issuer’s ESG ratings, analysts will evaluate whether, at the time of the fund’s investment, such issuers have better than average performance in ESG practices and managing ESG risks by reviewing, among other factors, such considerations as the issuer’s environmental responsibility, human rights and labor standards, diversity and inclusion in employment and corporate governance based on proprietary and third-party data. UBS AM also will employ a negative screening process with regard to security selection, which will exclude from the fund’s portfolio securities or sectors that manufacture products or engage in business activities viewed as having a negative social or environmental impact. Such products or business activities include certain controversial weapons, natural resource extraction activities, thermal coal power generation, and certain controversial behavior and business activities as well as the failure of a portfolio company to meet certain engagement objectives identified by UBS AM. UBS AM’s portfolio construction process aims to align investments in money market instruments with the concept of sustainability (i.e., the potential for long-term maintenance of environmental, economic and social well-being).
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
UBS AM is part of the UBS Asset Management Division of UBS Group AG. The UBS Asset Management Division, at the global level, seeks to be a leader in incorporating sustainability into its management process and honors various commitments in the sustainability investing industry. Active commitments include:

•	Participant in the UN Global Compact since its inception in 2000
•	Independent assurance of the GRI (Global Reporting Initiative) based sustainability disclosure
•	UBS Asset Management signatory to Principles for Responsible Investment (PRI)
•	Global Initiative for Sustainability Ratings steering committee
•	Sustainability Accounting Standards BoardTM
•	The Forum for Sustainable and Responsible Investing

Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Also, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.
Sustainability factor risk: Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities, or increase or decrease its exposure to certain types of issuers and, therefore, may underperform compared to funds that do not consider ESG factors in the investment process.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance

There is no performance information quoted for the fund as the fund has not yet operated for a full calendar year as of the date of this prospectus.

Investment advisor
UBS AM serves as the investment advisor to the fund.

Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $50,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $1,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

UBS Series Funds

More information about the funds

Additional information about the investment objectives
Each of UBS Select Prime Preferred Fund’s, UBS Select Government Preferred Fund’s and UBS Select Treasury Preferred Fund’s investment objective may not be changed without shareholder approval. The investment objective of UBS Select ESG Prime Preferred Fund is non-fundamental and may be changed by the fund’s board at any time without shareholder approval.
Additional information about investment strategies
UBS Select Prime Preferred Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.
UBS Select Prime Preferred Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate.
UBS Select Prime Preferred Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Select Prime Preferred Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.
UBS Select Prime Preferred Fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
UBS Select Prime Preferred Fund is classified by UBS AM as an “ESG-integrated” fund. UBS Select Prime Preferred Fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. UBS Select Prime Preferred Fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
UBS Select Government Preferred Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. UBS Select Government Preferred Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases

UBS Series Funds

government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
UBS Select Government Preferred Fund’s board has determined that the fund will operate as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, UBS Select Government Preferred Fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
In addition, under normal circumstances, UBS Select Government Preferred Fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. UBS Select Government Preferred Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select Government Preferred Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select Treasury Preferred Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and in related repurchase agreements. While under normal circumstances UBS Select Treasury Preferred Fund expects to invest substantially all of its assets in securities issued by the US Treasury and in related repurchase agreements, under unusual circumstances, the fund may invest a portion of its assets in other types of government securities.
UBS Select Treasury Preferred Fund’s board has determined that the fund will operate as a “government money market fund” under Rule 2a-7. Therefore, in addition to the 80% policy referenced above, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, UBS Select Treasury Preferred Fund’s board has reserved its ability to change this policy with respect to liquidity fees and/

UBS Series Funds

or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
UBS Select Treasury Preferred Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select Treasury Preferred Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select ESG Prime Preferred Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers while incorporating fundamental sustainability factors, such as ESG performance of such issuers, into the investment process. Money market instruments may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.
UBS Select ESG Prime Preferred Fund calculates its net asset value to four decimals (e.g., $1.0000) using market based pricing, and its share price will fluctuate.
Under normal circumstances, UBS Select ESG Prime Preferred Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), determined at the time of purchase, in securities that meet UBS AM’s sustainability criteria. In developing its sustainability criteria, UBS AM draws upon firm-wide resources of the UBS Asset
Management Division of UBS Group AG, of which UBS AM is a member. UBS Select ESG Prime Preferred Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select ESG Prime Preferred Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select ESG Prime Preferred Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Select ESG Prime Preferred Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.
UBS AM conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated proprietary credit research team. Embedded in the credit research process is the integration of issuer-level sustainability investing analysis as guided by the UBS Asset Management Division’s approach to ESG research and evaluation methodology. The sustainability investing analysis provides a more comprehensive approach to security selection than credit analysis alone as internal and external ESG ratings are applied to evaluate the quality of sustainability practices employed by issuers. Analysts rate and maintain internal fundamental credit and ESG ratings which form the basis of a portfolio construction/optimization approach, focusing on companies that contribute to meeting the ESG profile for the fund. Portfolio construction focuses on the alignment of a Rule 2a-7 (the regulation governing money market funds) investment discipline with the concept of sustainability—the potential for long-term maintenance of environmental, economic and social well-being.

UBS Series Funds

Sustainability criteria includes the fundamental analysis of ESG risks of issuers (that is, the issuers of the money market instruments in which the fund may invest), and evaluating whether, at the time of the fund’s investment, such issuers have better than average performance in ESG practices and managing ESG risks. The fundamental analysis of ESG risks may include, but is not limited to, review of the following factors:

•	environmental responsibility
•	human rights and labor standards
•	diversity and inclusion in employment
•	corporate governance
UBS AM will employ a negative screening process with regard to security selection for UBS Select ESG Prime Preferred Fund, which will exclude issuers that are involved in certain sectors and activities, or derive material revenue from certain sectors and activities, that are viewed as having a negative social or environmental impact. These may include:

•	controversial weapons, which cover:
•	cluster munitions
•	anti-personnel mines
•	chemical weapons
•	biological weapons
•	nuclear weapons produced in breach of the Treaty on the Non-Proliferation of Nuclear Weapons
•	Depleted Uranium manufacturers
•	Thermal coal, arctic oil & gas and oil sands (20% revenue threshold)
•	Thermal coal power generation (30% revenue threshold)
•	Controversial behavior
•	Companies violating the United Nations Global Compact (UNGC) principles and who do not demonstrate credible corrective action
•	Controversial business activities
•	Production/manufacture of tobacco products (5% revenue threshold)
•	Production/publishing of adult entertainment (5% revenue threshold)
•	Own/operate gambling facilities (5% revenue threshold)
•	Production of conventional military weapons (10% revenue threshold)
•	Other UBS AM derived engagement-based criteria
The negative screening process generally incorporates data obtained from third party service providers. UBS AM has the right to change the third-party service providers that support this process at any time. The other UBS AM derived engagement-based criteria are implemented based on the results of analyses under a proprietary UBS AM engagement program pursuant to which UBS AM assesses a company’s progress over a pre-determined time period relative to a pre-determined set of engagement objectives.
The negative screening process set forth above can be updated or otherwise modified by UBS AM at any time, without prior shareholder approval or notice, to, among other things, modify the list of negative screens, revise the revenue thresholds, or change particular exclusions to or from an exclusion based threshold or a revenue based threshold.
UBS Select ESG Prime Preferred Fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
UBS AM serves as investment advisor to a range of money market funds following different investment focuses/strategies. These include other “prime” money market funds (including UBS Select Prime Preferred Fund), which may invest in similar types of securities as UBS Select ESG Prime Preferred Fund.

UBS Series Funds

There may be overlap between the portfolio holdings and investments of UBS Select ESG Prime Preferred Fund and other “prime” money market funds for which UBS AM serves as investment advisor.
Like all money market funds, each of the funds is subject to maturity, quality, diversification and liquidity requirements pursuant to Rule 2a-7. Each of the funds’ investment strategies are designed to comply with these requirements. Each of the funds may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying each fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
Each of the funds may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that a fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, UBS AM may manage a fund more conservatively or differently than if it were not rated.
Additional information about principal risks
The main risks of investing in the funds are described below. As indicated below, not all of these risks apply to each fund. The fund(s) to which the main risks apply are noted below.
Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds’ Statement of
Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk (All funds). Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality investments are subject to some credit risk. The credit quality of an issuer or counterparty can change rapidly due to market developments and may affect the fund’s share price.
Interest rate risk (All funds). The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.
A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market

UBS Series Funds

liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund’s portfolio holdings may have an adverse impact on a fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its NAV per share.
Sustainability factor risk (UBS Select ESG Prime Preferred Fund). Investing primarily in investments that meet ESG criteria carries the risk that UBS Select ESG Prime Preferred Fund may forgo otherwise attractive investment opportunities, or increase or decrease its exposure to certain types of issuers and, therefore, may underperform compared to funds that do not consider ESG factors in the investment process. UBS AM’s assessment of an issuer’s ESG criteria may change over time, which could cause the fund to hold securities that may no longer meet UBS AM’s current ESG criteria.
Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by any vendors of UBS AM or any judgment exercised by UBS AM will reflect the beliefs or values of any particular investor. In addition, due to constraints imposed by regulations applicable to money market funds or other considerations relating to credit quality, liquidity or yield, the fund may be less able to implement as fully its ESG investment strategy than non‑money market funds.
Market risk (All funds). The risk that the market value of a fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”)

UBS Series Funds

and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the funds’ operations.
Liquidity risk (All funds). The funds’ investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the funds may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect a fund’s share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk (All funds). There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund.
Concentration risk (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund). Each of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non‑US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, each fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and each fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Financial services sector risk (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund). Investments of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
US Government securities risk (All funds). Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities

UBS Series Funds

there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.
Repurchase agreements risk (All funds). Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund). UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund may invest in foreign money market instruments that are denominated in US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Municipal securities risk (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax‑exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to

UBS Series Funds

appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
US withholding tax risk (UBS Select Government Preferred Fund). UBS Select Government Preferred Fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax. Non-US investors should see the sections entitled “Dividends and taxes” and sub-section “Taxes” for more information.
Additional (non‑principal) risks
LIBOR replacement risk (All funds). Certain variable- and floating- rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British
Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Securities lending risk (All funds). Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash,

UBS Series Funds

which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds’ lending agent.
Temporary and defensive positioning (All funds). During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, a fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, a fund may not be able to fully pursue its investment objective. Such positions may also subject a fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.
Structured security risk (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund). UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

UBS Series Funds

Managing your fund account

The following pages tell you how to buy, sell and exchange shares of each fund.
If you are buying fund shares directly or through financial intermediaries, you should refer to the following section regarding buying, selling or exchanging fund shares in most cases. If you are buying shares through UBS Financial Services Inc.’s automated purchasing account system, you should direct your request to your financial advisor and refer to the sections below beginning “UBS Financial Services Inc.: automated purchasing accounts” on page 43 of this prospectus.
Buying shares
The funds accept the settlement of purchase orders only in available federal funds deposited by a commercial bank in an account at a Federal Reserve Bank, which can be transferred to a similar account of another bank in one day and may be made immediately available to a fund through its custodian.
You may buy fund shares through financial intermediaries who are authorized to accept purchase orders on behalf of the funds. If you buy fund shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
If you do not use a financial intermediary, you may also buy fund shares directly by calling the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), at 1-888-547 FUND and
speaking to a representative. If you buy fund shares directly, you will need to complete an account application in connection with your initial purchase. You can get a copy of the application from UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), or a financial intermediary or by calling the transfer agent toll-free 1-888-547 FUND.
You buy shares at the net asset value next determined after receipt of your purchase order in good form by the transfer agent. A fund must receive payment on the same day. Your purchase order will be effective only if (1) you or your financial intermediary wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”), and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time. Financial intermediaries may impose additional guidelines for when orders must be placed.

UBS Series Funds

For UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Select Government Preferred Fund and UBS Select
Treasury Preferred Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline by which orders to buy or sell shares of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund must be received by the transfer agent is 3:00 p.m. (Eastern time).) Appendix A to this prospectus lists the SIFMA US “early closing” holiday recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently. UBS AM (US) may return without notice money wired to a fund if the investor fails to place a corresponding share purchase order.
Wire instructions. You may instruct your bank to transfer federal funds by wire to:

Bank Name:	Bank of New York Mellon
ABA:	011001234
Credit:	000073-5515
BNY Mellon Investment Servicing
(US) Inc. as Agent for UBS Funds
Further Credit:	Beneficiary Fund/Account Number
(Shareholder account number)
You should not wire money directly to the funds’ transfer agent if your shares are held in “street name,” as described above in “Buying shares.” A financial intermediary or your bank may impose a service charge for wire transfers.
Minimum investment. The minimum investment level for initial purchases of UBS Select ESG Prime

UBS Series Funds

Preferred Fund generally is $50,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $1,000,000. The minimum investment level for initial purchases of UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund generally is $50,000,000.
Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive these minimums under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.
Electronic trade entry. The funds may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. This option is not available if your shares are held in “street name,” as described above in “Buying shares.” For more information about this option and its availability, contact your investment professional at your financial intermediary, or contact the transfer agent at
1-888-547 FUND.
Selling shares
You may sell your shares through financial intermediaries that are authorized to accept redemption requests. If you sell your shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also sell your shares by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order. Orders to sell shares of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund received by the funds’ transfer agent before 9:00 a.m. (Eastern time) will normally be executed as of 9:00 a.m. (Eastern time). Orders to sell shares of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund received by the funds’ transfer agent by 8:00 a.m. (Eastern time) will normally be executed as of 8:00 a.m. (Eastern time).
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

UBS Series Funds

For UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
As noted above under “Buying shares,” each fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds. Proceeds from the sale will be wired to one or more accounts you have designated. If a redemption order is received by 5:00 p.m. (Eastern time) for UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund, or by 3:00 p.m. (Eastern time) for UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund, the proceeds ordinarily will be transmitted in federal funds on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired on the same day to the accounts noted above.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account or your account at your financial intermediary may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), a financial intermediary nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
The transfer agent will process orders to sell shares only if you have on file with it a properly completed account application with a signature guarantee (if you have previously completed one in connection with a direct purchase of fund shares), or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application or account records.
A signature guarantee may be obtained from a financial institution, broker, dealer or clearing

UBS Series Funds

agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The transfer agent will not accept signature guarantees that are not part of these programs.
Typically, redemptions of fund shares will be made by the funds wiring cash payments. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your investment professional at your financial intermediary or call the transfer agent at 1‑888‑547 FUND.
Exchanging shares
You may exchange shares of a fund (except UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund) for shares of another fund offered in this prospectus (except UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund) or of UBS Prime Preferred Fund and of UBS Tax-Free Preferred Fund. UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund have different eligibility requirements for purchase, and you may not be able to exchange your shares if you are not eligible to purchase shares of those other funds, which limit investors to “natural persons” as described in their prospectus.
Exchanges between UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund and other funds are not permitted.
The minimums noted above in “Buying shares” do not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund are normally accepted up until 5:00 p.m. (Eastern time). Exchange orders received after that time will not be effected, and you or your financial intermediary will have to place an exchange order before that time on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
You can place an exchange order through a financial intermediary. The financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You can also place an exchange order by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
Shareholders making their initial purchase of another fund through an exchange should allow more time.

UBS Series Funds

These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. The transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the

UBS Series Funds

net asset value of shares of the fund; (3) for any period during which the US Securities and Exchange Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/ or suspended redemption of shares and payment in accordance with federal securities laws; or (6) with respect to UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund, if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund)” below).
A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above.
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an account at UBS Financial Services Inc. and prefer the features of an Automated Purchasing Account (as described below), ask your Financial Advisor to help you to open an Automated Purchasing Account. You will need to redeem your shares in your Direct Purchasing Account (as described below) and to transfer the proceeds to a new Automated Purchasing Account. More information regarding Automated Purchasing Accounts is provided below.
UBS Financial Services Inc.: automated purchasing accounts
Initial purchases made through UBS Financial Services Inc. can be made in one of two ways. The purchases can be made by your Financial Advisor directly with a fund (a “Direct Purchasing Account”) or can be entered through that firm’s order entry system (an “Automated Purchasing Account”). Your account will be established as an Automated Purchasing Account unless you instruct your Financial Advisor otherwise. Automated Purchasing Accounts will have certain benefits but do not have certain features available to Direct Purchasing Accounts.
If you have an Automated Purchasing Account, you should direct all your requests to buy, sell or exchange shares directly to your Financial Advisor. The following sections provide information regarding Automated Purchasing Accounts; procedures related to Direct Purchasing Accounts are described above under “Managing your fund account.”
Buying shares
When you instruct your Financial Advisor to buy shares on your behalf, your account at UBS Financial Services Inc. will automatically be debited, and UBS Financial Services Inc. will wire funds on your behalf. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund.
Shares are available to Automated Purchasing Accounts as an economical and convenient means to invest short-term funds.
You buy shares at the net asset value next determined after receipt of your purchase order in good form by the transfer agent. The fund must receive payment on the same day. Your purchase order will be effective only if (1) UBS Financial Services Inc. wires payment in federal funds on the same business day that you place your order, and (2) the wire

UBS Series Funds

is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the NYSE, and the principal bond markets (as recommended by SIFMA) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline by which orders to buy or sell shares of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund must be received by the transfer agent is 3:00 p.m. (Eastern time).) Appendix A to this prospectus lists the SIFMA US holiday “early closing” recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.
Minimum investment. The minimum investment level for initial purchases of UBS Select ESG Prime Preferred Fund generally is $50,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $1,000,000. The minimum

UBS Series Funds

investment level for initial purchases of UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund generally is $50,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.
Selling shares
You must place your sell order directly with your Financial Advisor. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order. Orders to sell shares of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund received by the funds’ transfer agent before 9:00 a.m. (Eastern time) will normally be executed as of 9:00 a.m. (Eastern time). Orders to sell shares of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund received by the funds’ transfer agent by 8:00 a.m. (Eastern time) will normally be executed as of 8:00 a.m. (Eastern time).
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.

UBS Series Funds

As noted above under “Buying shares,” a fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds wired directly to UBS Financial Services Inc. for credit to your account ordinarily on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your account at UBS Financial Services Inc. may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), UBS Financial Services Inc. nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposit into your account. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your Financial Advisor or call the transfer agent at 1-888-547 FUND.
Exchanging shares
You must place your exchange order directly with your Financial Advisor, who is responsible for sending the order to the transfer agent.
You may exchange shares of a fund (except UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund) for shares of another fund offered in this prospectus (except UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund) or of UBS Prime Preferred Fund and of UBS Tax-Free Preferred Fund. UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund have different eligibility requirements for purchase, and you may not be able to exchange your shares if you are not eligible to purchase shares of those other funds, which limit investors to “natural persons” as described in their prospectus.
Exchanges between UBS Select Prime Preferred Fund, UBS Select ESG Prime Preferred Fund and other funds are not permitted.
The minimums noted above in “Buying shares” do not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund are normally accepted up until 5:00 p.m. (Eastern time). Exchange orders received after that time will not be effected, and you will need to instruct your Financial Advisor to place an exchange order before that time on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.

UBS Series Funds

Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. Otherwise the transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your

UBS Series Funds

protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) with respect to UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund, if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund)” below).
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an Automated Purchasing Account and prefer the features of a Direct Purchasing Account as described above, ask your Financial Advisor to help you to open a Direct Purchasing Account. You need to complete an account application when establishing a Direct Purchasing Account.
Information on liquidity fees and redemption gates (UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund)
Pursuant to Rule 2a-7, each of Prime Master Fund’s and ESG Prime Master Fund’s board is permitted to impose a liquidity fee on redemptions from the relevant master fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the relevant master fund for up to 10 business days (in any 90‑day period) in the event that the relevant master fund’s “weekly liquid assets” fall below certain designated thresholds. The impact of any such liquidity fee or redemption gate will flow through to each of the relevant feeder funds, which will implement a corresponding liquidity fee or redemption gate. Weekly liquid assets generally include cash, direct obligations of the US government, certain other US government or agency securities, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If either of Prime Master Fund’s or ESG Prime Master Fund’s weekly liquid assets fall below 30% of the relevant master fund’s total assets, the relevant master fund’s board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If either of Prime Master Fund’s or ESG Prime Master Fund’s weekly liquid assets fall below 10% of the relevant master fund’s total assets, the relevant master fund and thus, the relevant feeder fund, must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the relevant master fund’s board determines that such a fee would not be in the best interests of such master fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of such master fund.
Liquidity fees and redemption gates are most likely to be imposed only during times of extraordinary market stress or exceptional circumstances pertaining to a fund. The imposition and termination of a liquidity fee or redemption gate will be reported by a fund to the SEC on Form N-CR. Such information will also be available on a fund’s website https://www.ubs.com/usmoneymarketfunds. In addition, a fund may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. A fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must

UBS Series Funds

be submitted to a fund if you wish to redeem your shares after the redemption gate has been lifted.
Each of Prime Master Fund’s and ESG Prime Master Fund’s board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the relevant master fund and its interestholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once weekly liquid assets reach at least 30% of the relevant master fund’s total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a fund may cease selling shares or subject the purchase of shares to certain conditions, which may include affirmation of the investor’s knowledge that a fee or a gate is in effect. Each of Prime Master Fund’s and ESG Prime Master Fund’s board may, in its discretion, permanently suspend redemptions and liquidate the relevant master fund and, thus, the corresponding feeder fund, if, among other things, the relevant master fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
(The board of Government Master Fund and Treasury Master Fund has determined not to subject Government Master Fund and Treasury Master Fund and thus, UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund, to a liquidity fee and/or a gate on redemptions. Please note that the board of Government Master Fund and Treasury Master Fund has reserved its ability to change this policy in the future, but only after providing prior notice to shareholders.)
Market timing
Frequent purchases and redemptions of fund shares could increase each fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of each fund’s portfolio, which could impact each fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the funds offered in this prospectus, are not targets of abusive trading practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding.
In determining net asset value, each of Government Master Fund and Treasury Master Fund values its

UBS Series Funds

securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund buys the corresponding master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to a fund and the amount due at maturity. The net asset value per share of each of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund is expected to be $1.00, although this value is not guaranteed.
In determining net asset value, each of Prime Master Fund and ESG Prime Master Fund values its securities using market-based values (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund buys the relevant master fund’s interests at the master fund’s net asset value. The net asset value per share of each of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund is calculated to four decimals (e.g., $1.0000) and will fluctuate.
The net asset value per share of each of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund is normally determined nine times each business day, every hour on the hour, beginning at 9:00 a.m. (Eastern time) and concluding at 5:00 p.m. (Eastern time). The net asset value per share of each of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund is normally determined three times each business day, at 8:00 a.m. (Eastern time), 12:00 noon (Eastern time) and 3:00 p.m. (Eastern time).
Your price for buying or selling shares will be based upon the net asset value that is next calculated after the fund receives your order.
On any day that a fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under “Buying shares,” the time for determination of the fund’s net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day even though it normally prices its shares more frequently.
The funds’ board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to a fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

UBS Series Funds

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.
Each fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects each fund’s proportionate interest in the net assets of its corresponding master fund. Each master fund generally values securities and other instruments in a manner as described in that master fund’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Prime Master Fund, ESG Prime Master Fund, Government Master Fund and Treasury Master Fund, which are the master funds in which the funds invest their assets. UBS AM also acts as the administrator for the funds. As investment advisor, UBS AM makes the master funds’ investment decisions. It buys and sells securities for the master funds and conducts the research that leads to the purchase and sale decisions.
UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue,
New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management world-wide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.
Advisory and administration fees
UBS AM’s contract fee for the advisory and administrative services it provides to each master fund is based on the following fee schedule:

$0 – $30 billion	0.1000%
Above $30 billion up to $40 billion	0.0975%
Above $40 billion up to $50 billion	0.0950%
Above $50 billion up to $60 billion	0.0925%
Above $60 billion	0.0900%
UBS AM’s contract fee for the administrative services it provides to each feeder fund is 0.08% of each feeder fund’s average daily net assets.
In exchange for these fees, UBS AM has agreed to bear all of the funds’ expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the funds, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be less than 0.01% of each fund’s average daily net assets.
UBS AM received an effective fee of 0.14%, 0.13%, 0.11% and 0.04% of the average daily net assets of each of UBS Select Prime Preferred

UBS Series Funds

Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund and UBS Select ESG Prime Preferred Fund, respectively, for its services as investment advisor and administrator in the funds’ last fiscal year which ended April 30, 2021 (includes fees allocated from related master fund, net of fee waivers/expense reimbursements, if any). These fees reflect fee waivers pursuant to a fee waiver agreement (as well as additional voluntary fee waivers with respect to UBS Select Prime Preferred Fund).
UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Preferred Fund’s expenses by 0.10% until September 30, 2021. UBS AM may further voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance.
A discussion regarding the basis for the master funds’ board’s approval of the Management Agreement between UBS AM and Master Trust with respect to Prime Master Fund, Government Master Fund and Treasury Master Fund is available in the funds’ semiannual report to shareholders for the fiscal period ended October 31, 2020. A discussion regarding the basis of the board’s approval of the Management Agreement between UBS AM and Master Trust with respect to ESG Prime Master Fund is available in the funds’ annual report to shareholders for the fiscal period ended April 30, 2020.
Master-feeder structure
UBS Select Prime Preferred Fund, UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund and UBS Select ESG Prime Preferred Fund are “feeder funds” that invest all of their assets in “master funds”—Prime Master Fund, Gov-
ernment Master Fund, Treasury Master Fund and ESG Prime Master Fund, respectively. The feeder funds and their respective master funds have the same investment objectives.
The master funds may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to their investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.
Other information
To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
Each fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.
Each fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each of UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund will also distribute all or a

UBS Series Funds

portion of its capital gains to the extent necessary to maintain its share price at $1.00.
Shares of each fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.
You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (if you purchased your shares through a financial intermediary) or the transfer agent (if you purchased your shares directly).
While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
Taxes
The dividends that you receive from the funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by the funds are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by shareholders, because each fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.
Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.
Each fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Because neither of UBS Select Prime Preferred Fund nor UBS Select ESG Prime Preferred Fund maintain a stable share price, a sale or exchange of fund shares may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), such capital gain or loss generally will be treated either as short-term if you held your shares as capital assets for one year or less, or long-term if you held your shares longer. In

UBS Series Funds

determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.
If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss, provided that you held the shares as capital assets. The IRS has issued guidance indicating that wash sale rules will not apply to taxpayers with respect to shares redeemed from a floating net asset value money market fund, such as UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or
•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-US shareholders will generally be subject to a 30% withholding tax (or lower applicable treaty rate). However, certain properly designated distributions paid by the funds that are attributable to “qualified net interest income” (generally, interest that would not have been subject to US federal withholding tax at the source if received directly by a non-US shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the funds properly report such distributions. Dividends reported by the funds to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the funds are a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Qualified interest income may also include interest with respect to loans that relate to US branches of non-US corporations to the extent such interest is treated as US source under applicable branch interest rules. Non-US source interest income is not eligible for exemption from US federal withholding tax, and distributions of non-US source income will be subject to the 30% US withholding tax unless reduced by an applicable tax treaty.
Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the

UBS Series Funds

US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
The tax consequences to a non-US resident shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Non-US resident shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in the funds. Shares of the fund held by a non-US shareholder at death will be considered situated within the United States and subject to US estate tax.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds’ SAI.
Disclosure of portfolio holdings and other information
Each fund is a “feeder fund” that invests in securities through an underlying master fund. Each fund and the corresponding master fund have the same investment objective.
Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. Each fund’s Forms N‑CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the funds upon request by calling 1‑800‑647 1568. The semiannual and annual reports for each fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.
Each fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the related master fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of such master fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, each fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. Each fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). ( For purposes of transactions in the shares of UBS Select Treasury Preferred Fund and UBS Select Government Preferred Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about each fund at the above referenced UBS website internet address. Additionally, an abbreviated portfolio holdings report for each of the master funds in which UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund invests is available on a weekly basis. (The abbreviated weekly portfolio

UBS Series Funds

holdings report contains less information about each holding.) This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the website at least one day prior to other public dissemination.
The weekly portfolio holdings information postings will continue to remain available on the website, along with any more current holdings information, at least until the date on which a fund files its portfolio holdings information with the SEC on Forms N‑CSR for the period that included the date as of which the website information is current. (For example, a fund files its annual report for its most recent fiscal year ended April 30th with the SEC on Form N-CSR around the beginning of July. Weekly portfolio holdings information for periods ended April 30th could be removed from the website once the annual report is filed, but not until then.)
Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

UBS Series Funds

Financial highlights

The following financial highlights tables are intended to help you understand the financial performance for UBS Select Prime Preferred Fund and UBS Select Treasury Preferred Fund for the past 5 years, for UBS Select Government Preferred Fund since it commenced operations on June 28, 2016 through April 30, 2021 and for UBS Select ESG Prime Preferred Fund since it commenced operations on January 15, 2020 through April 30, 2021.
Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the relevant funds. You may obtain copies of the funds’ Annual Report without charge by calling 1‑888‑547 FUND.

UBS Series Funds: UBS Select Prime Preferred Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.0005	$1.0001	$1.0001	$1.0002	$1.0000
Net investment income (loss)	0.0013	0.0186	0.0226	0.0137	0.0061
Net realized and unrealized gain (loss)	(0.0003)	0.0004	(0.0001)	(0.0001)	0.0011
Net increase (decrease) from operations	0.0010	0.0190	0.0226	0.0136	0.0072
Dividends from net investment income	(0.0013)	(0.0186)	(0.0226)	(0.0137)	(0.0061)
Distributions from net realized gains	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0009)
Total dividends and distributions	(0.0013)	(0.0186)	(0.0226)	(0.0137)	(0.0070)
Net asset value, end of year	$1.0002	$1.0005	$1.0001	$1.0001	$1.0002
Total investment return[2]	0.10%	1.92%	2.28%	1.37%	0.72%
Ratios to average net assets:
Expenses before fee waivers[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers[3]	0.14%	0.14%	0.12%	0.08%	0.13%
Net investment income (loss)[3]	0.15%	1.87%	2.29%	1.40%	0.44%
Supplemental data:
Net assets, end of year (000’s)	$1,596,532	$2,919,293	$2,751,367	$1,732,540	$599,760

[1]	Amount represents less than $0.00005 or $(0.00005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

UBS Series Funds: UBS Select Government Preferred Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,				For the period from June 28, 2016[1] to April 30, 2017
	2021	2020	2019	2018
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.001	0.017	0.020	0.010	0.003
Net realized gain (loss)	0.000 [2]	0.000 [2]	0.000 [2]	(0.000)[2]	0.000 [2]
Net increase (decrease) from operations	0.001	0.017	0.020	0.010	0.003
Dividends from net investment income	(0.001)	(0.017)	(0.020)	(0.010)	(0.003)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	—	(0.000)[2]	(0.000)[2]
Total dividends and distributions	(0.001)	(0.017)	(0.020)	(0.010)	(0.003)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.06%	1.70%	2.05%	1.04%	0.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[4]	0.18%	0.18%	0.18%	0.18%	0.18%[5]
Expenses after fee waivers and/or expense reimbursements[4]	0.13%	0.14%	0.14%	0.14%	0.09%[5]
Net investment income (loss)[4]	0.07%	1.57%	2.03%	1.03%	0.47%[5]
Supplemental data:
Net assets, end of period (000’s)	$4,088,692	$9,953,778	$3,609,757	$3,913,629	$4,098,750

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 or $(0.0005) per share.
[3]
Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[5]	Annualized.

UBS Series Funds: UBS Select Treasury Preferred Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.001	0.017	0.020	0.010	0.003
Net realized gain (loss)	(0.000)[1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.001	0.017	0.020	0.010	0.003
Dividends from net investment income	(0.001)	(0.017)	(0.020)	(0.010)	(0.003)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.001)	(0.017)	(0.020)	(0.010)	(0.003)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.06%	1.66%	2.06%	1.04%	0.34%
Ratios to average net assets:
Expenses before fee waivers[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers[3]	0.11%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)[3]	0.07%	1.50%	2.00%	1.04%	0.36%
Supplemental data:
Net assets, end of year (000’s)	$18,934,966	$15,924,921	$5,627,247	$9,248,153	$10,356,105

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

UBS Series Funds: UBS Select ESG Prime Preferred Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	For the year ended April 30, 2021	For the period from January 15, 2020[1] to April 30, 2020
Net asset value, beginning of period	$1.0007	$1.0000
Net investment income (loss)	0.0018	0.0038
Net realized and unrealized gain (loss)	(0.0002)	0.0007
Net increase (decrease) from operations	0.0016	0.0045
Dividends from net investment income	(0.0018)	(0.0038)
Distributions from net realized gains	(0.0000)[2]	—
Total dividends and distributions	(0.0018)	(0.0038)
Net asset value, end of period	$1.0005	$1.0007
Total investment return[3]	0.16%	0.45%
Ratios to average net assets:
Expenses before fee waivers[4]	0.18%	0.18%[5]
Expenses after fee waivers[4]	0.04%	0.04%[5]
Net investment income (loss)[4]	0.12%	1.25%[5]
Supplemental data:
Net assets, end of period (000’s)	$400,072	$7,437

[1]	Commencement of operations.
[2]	Amount represents less than $0.00005 or $(0.00005) per share.
[3]
Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[5]	Annualized.

UBS Series Funds: Appendix A

Additional information regarding purchases and redemptions

The funds are open for business each day that the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”) and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. One or more of these will be closed on the observance of the holidays listed below. In addition, UBS Select Government Preferred Fund and UBS Select Treasury Preferred Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. The normal deadline by which orders to buy or sell shares of UBS Select Prime Preferred Fund and UBS Select ESG Prime Preferred Fund must be received by the transfer agent is 3:00 p.m. (Eastern time). Those days SIFMA has recommended that the bond markets close early remaining through 2021 and for 2022 are listed below.

Holidays (observed)	Early close
Labor Day (September 6, 2021)	—
Columbus Day (October 11, 2021)	—
Veterans Day (November 11, 2021)	—
Thanksgiving Day (November 25, 2021)	November 26, 2021
Christmas Day (December 24, 2021)	December 23, 2021
New Year’s Day (December 31, 2021)[1]	December 31, 2021[1]
Martin Luther King Day (January 17, 2022)	—
Presidents Day (February 21, 2022)	—
Good Friday (April 15, 2022)	April 14, 2022
Memorial Day (May 30, 2022)	May 27, 2022
Juneteenth (June 20, 2022)
Independence Day (July 4, 2022)	July 1, 2022
Labor Day (September 5, 2022)	—
Columbus Day (October 10, 2022)	—
Veterans Day (November 11, 2022)	—
Thanksgiving Day (November 24, 2022)	November 25, 2022
Christmas Day (December 26, 2022)	December 23, 2022
New Year’s Day (January 2, 2023)	December 30, 2022

[1]
December 31, 2021 has been designated as a holiday by the Federal Reserve Bank of New York. The NYSE will be open on December 31, 2021 and SIFMA has recommended that the bond markets close early on that day. In accordance with the funds’ policy, the funds will be closed for the entire day on December 31, 2021.

If you want more information about the funds, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about each fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and their SAI by contacting the funds directly at 1-800-647 1568. The funds’ annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the funds and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the funds:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

UBS Series Funds
—UBS Select Prime Preferred Fund
—UBS Select Government Preferred Fund
—UBS Select Treasury Preferred Fund
—UBS Select ESG Prime Preferred Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
S030

Money Market Funds
Prospectus  |  August 27, 2021
Includes:
•	UBS Select Prime Preferred Fund
•	UBS Select Government Preferred Fund
•	UBS Select Treasury Preferred Fund
•	UBS Select ESG Prime Preferred Fund

Money Market Funds
Prospectus | August 27, 2021
Includes:
•	UBS Select Prime Investor Fund: SPIXX
•	UBS Select Government Investor Fund: SGEXX
•	UBS Select Treasury Investor Fund: STRXX
•	UBS Select ESG Prime Investor Fund: SEIXX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The funds are not a complete or balanced investment program.

2

UBS Select Prime Investor Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Distribution (12b-1) fees		0.25
Other expenses		0.13
Shareholder servicing fee	0.10
Miscellaneous expenses	0.03
Total annual fund operating expenses		0.58
Fee waiver/expense reimbursement[1]		0.08
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]		0.50
*
The fund invests in securities through an underlying master fund, Prime Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Prime Master Fund, including management fees allocated from Prime Master Fund. Management fees are comprised of investment advisory and administration fees.

[1]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through August 31, 2022 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.50%. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Prime Investor Fund	$51	$178	$316	$718
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement, including any recoupments, for the first year only.
Principal strategies
Principal investments
The fund is a money market fund that calculates its net asset value (“NAV”) to four decimals (e.g., $1.0000) using market-based pricing. As a result, its share price will fluctuate. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon

4

footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Also, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a

5

single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

6

Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Select Prime Investor Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—1Q 2019: 0.54%
Worst quarter during years shown—1Q 2011: 0.00% (Actual total return was 0.0024%)
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.37%
Five years	0.97
Ten years	0.49

7

Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. The minimum investment level for initial purchases generally is $1,000. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

UBS Select Government Investor Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Distribution (12b-1) fees		0.25
Other expenses		0.14
Shareholder servicing fee	0.10
Miscellaneous expenses	0.04
Total annual fund operating expenses		0.59
Fee waiver/expense reimbursement[1]		0.09
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]		0.50
*
The fund invests in securities through an underlying master fund, Government Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Government Master Fund, including management fees allocated from Government Master Fund. Management fees are comprised of investment advisory and administration fees.

[1]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through August 31, 2022 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.50%. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap in place at the time the fee was waived. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

9

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Government Investor Fund	$51	$180	$320	$729
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement, including any recoupments, for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. In addition, under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.

10

Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value (“NAV”) per share.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a

11

single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
US withholding tax risk: The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

12

UBS Select Government Investor Fund Annual Total Returns
Total return (2017 was the fund’s first full calendar year of operations)

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—2Q 2019: 0.50%
Worst quarters during years shown—2Q & 3Q 2020: 0.00% (Actual total returns were 0.0025%)
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.27%
Life of fund (inception date August 17, 2016)	0.90
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. The minimum investment level for initial purchases generally is $1,000. Subsequent purchases, and purchases through exchanges, may be subject to a minimum investment level of $1,000. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open.
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt

13

account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

14

UBS Select Treasury Investor Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Distribution (12b-1) fees		0.25
Other expenses		0.13
Shareholder servicing fee	0.10
Miscellaneous expenses	0.03
Total annual fund operating expenses		0.58
Fee waiver/expense reimbursement[1]		0.08
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]		0.50
*
The fund invests in securities through an underlying master fund, Treasury Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Treasury Master Fund, including management fees allocated from Treasury Master Fund. Management fees are comprised of investment advisory and administration fees.

[1]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through August 31, 2022 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.50%. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

15

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select Treasury Investor Fund	$51	$178	$316	$718
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement, including any recoupments, for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, under normal circumstances, the fund invests in a diversified portfolio of high quality, US Treasury money market instruments and in related repurchase agreements.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the fund is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the fund’s board may elect to subject the fund to liquidity fee and gate requirements in the future, the board has not elected to do so at this time. In addition, in order to be a “Treasury” fund, under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and in related repurchase agreements. For purposes of this policy, repurchase agreements are those that are collateralized fully by securities issued by the US Treasury and cash. Under normal circumstances, the fund expects to invest substantially all of its assets in securities issued by the US Treasury and in related repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states.
The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities issued by the US Treasury and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in securities issued by the US Treasury. In deciding whether an investment in a repurchase agreement is more attractive than a

16

direct investment in securities issued by the US Treasury, the fund considers the possible loss of this tax advantage.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value (“NAV”) per share.

17

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

18

UBS Select Treasury Investor Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—2Q 2019: 0.49%
Worst quarter during years shown—1Q 2011: 0.00% (Actual total return was 0.0024%)
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.25%
Five years	0.78
Ten years	0.40
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. The minimum investment level for initial purchases generally is $1,000. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open.

19

Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20

UBS Select ESG Prime Investor Fund
Fund summary

Investment objective
Maximum current income as is consistent with liquidity and preservation of capital while incorporating select environmental, social, and governance criteria (“ESG”) into the investment process.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Distribution (12b-1) fees		0.25
Other expenses		1.00
Shareholder servicing fee	0.10
Miscellaneous expenses	0.90
Total annual fund operating expenses		1.45
Fee waiver/expense reimbursement[1]		0.95
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]		0.50
*
The fund invests in securities through an underlying master fund, ESG Prime Master Fund. This table reflects the direct expenses of the fund and its share of expenses of ESG Prime Master Fund, including management fees allocated from ESG Prime Master Fund. Management fees are comprised of investment advisory and administration fees.

[1]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through August 31, 2022 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.50%. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

21

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Select ESG Prime Investor Fund	$51	$365	$702	$1,653
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement, including any recoupments, for the first year only.
Principal strategies
Principal investments
The fund is a money market fund that calculates its net asset value (“NAV”) to four decimals (e.g., $1.0000) using market-based pricing. As a result, its share price will fluctuate. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers while incorporating fundamental sustainability factors, such as ESG performance of such issuers, into the investment process. Money market instruments may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
In addition, under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), determined at the time of purchase, in securities that meet UBS AM’s sustainability criteria. In developing its sustainability criteria, UBS AM draws upon firm-wide resources of the UBS Asset Management Division of UBS Group AG, of which UBS AM is a member.
UBS AM conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated proprietary credit research team. Embedded in the credit research process is the integration of issuer-level sustainability investing analysis as guided by the UBS Asset Management Division’s approach to ESG research and evaluation methodology. The sustainability investing analysis provides a more comprehensive approach to security selection than credit analysis alone as internal and external ESG

22

ratings are applied to evaluate the quality of sustainability practices employed by issuers. Analysts rate and maintain internal fundamental credit and ESG ratings, which form the basis for a portfolio construction/optimization approach and focus on issuers that contribute to the fund’s ESG profile. In determining an issuer’s ESG ratings, analysts will evaluate whether, at the time of the fund’s investment, such issuers have better than average performance in ESG practices and managing ESG risks by reviewing, among other factors, such considerations as the issuer’s environmental responsibility, human rights and labor standards, diversity and inclusion in employment and corporate governance based on proprietary and third-party data. UBS AM also will employ a negative screening process with regard to security selection, which will exclude from the fund’s portfolio securities or sectors that manufacture products or engage in business activities viewed as having a negative social or environmental impact. Such products or business activities include certain controversial weapons, natural resource extraction activities, thermal coal power generation, and certain controversial behavior and business activities as well as the failure of a portfolio company to meet certain engagement objectives identified by UBS AM. UBS AM’s portfolio construction process aims to align investments in money market instruments with the concept of sustainability (i.e., the potential for long-term maintenance of environmental, economic and social well-being).
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
UBS AM is part of the UBS Asset Management Division of UBS Group AG. The UBS Asset Management Division, at the global level, seeks to be a leader in incorporating sustainability into its management process and honors various commitments in the sustainability investing industry. Active commitments include:

•	Participant in the UN Global Compact since its inception in 2000
•	Independent assurance of the GRI (Global Reporting Initiative) based sustainability disclosure
•	UBS Asset Management signatory to Principles for Responsible Investment (PRI)
•	Global Initiative for Sustainability Ratings steering committee
•	Sustainability Accounting Standards BoardTM
•	The Forum for Sustainable and Responsible Investing

23

Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Also, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.
Sustainability factor risk: Investing primarily in investments that meet ESG criteria carries the risk that the fund may forgo otherwise attractive investment opportunities, or increase or decrease its exposure to certain types of issuers and, therefore, may underperform compared to funds that do not consider ESG factors in the investment process.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

24

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
There is no performance information quoted for the fund as the fund has not yet operated for a full calendar year as of the date of this prospectus.
25

Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. The minimum investment level for initial purchases generally is $1,000. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

26

UBS Series Funds

More information about the funds

Additional information about the investment objectives
Each of UBS Select Prime Investor Fund’s, UBS Select Government Investor Fund’s and UBS Select Treasury Investor Fund’s investment objective may not be changed without shareholder approval. The investment objective of UBS Select ESG Prime Investor Fund is non-fundamental and may be changed by the fund’s board at any time without shareholder approval.
Additional information about investment strategies
UBS Select Prime Investor Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.
UBS Select Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing, and its share price will fluctuate.
UBS Select Prime Investor Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Select Prime Investor Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.
UBS Select Prime Investor Fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
UBS Select Prime Investor Fund is classified by UBS AM as an “ESG-integrated” fund. UBS Select Prime Investor Fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. UBS Select Prime Investor Fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
UBS Select Government Investor Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements, which generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Many US government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. The fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. UBS Select Government Investor Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements

27

UBS Series Funds

are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.
UBS Select Government Investor Fund’s board has determined that the fund will operate as a “government money market fund” pursuant to Rule 2a‑7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Therefore, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund,” the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, UBS Select Government Investor Fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
In addition, under normal circumstances, UBS Select Government Investor Fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. UBS Select Government Investor Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select Government Investor Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select Treasury Investor Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities issued by the US Treasury and in related repurchase agreements. While under normal circumstances UBS Select Treasury Investor Fund expects to invest substantially all of its assets in securities issued by the US Treasury and in related repurchase agreements, under unusual circumstances, the fund may invest a portion of its assets in other types of government securities.
UBS Select Treasury Investor Fund’s board has determined that the fund will operate as a “government money market fund” under Rule 2a‑7. Therefore, in addition to the 80% policy referenced above, the fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized with cash and/or government securities). As a “government money market fund” under Rule 2a-7, the fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price, and (2) is not subject to a liquidity fee and/or a redemption gate on fund redemptions which might apply to other types of funds should certain triggering events specified in Rule 2a-7 occur. (In conformance with Rule 2a-7, UBS Select Treasury Investor Fund’s board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change

28

UBS Series Funds

would only become effective after shareholders were provided with specific advance notice of a change in the fund’s policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.)
UBS Select Treasury Investor Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select Treasury Investor Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select ESG Prime Investor Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers while incorporating fundamental sustainability factors, such as ESG performance of such issuers, into the investment process. Money market instruments may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.
UBS Select ESG Prime Investor Fund calculates its net asset value to four decimals (e.g., $1.0000) using market based pricing, and its share price will fluctuate.
Under normal circumstances, UBS Select ESG Prime Investor Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes), determined at the time of purchase, in securities that meet UBS AM’s sustainability criteria. In developing its sustainability criteria, UBS AM draws upon firm-wide resources of the UBS Asset Management Division of UBS Group AG, of which
UBS AM is a member. UBS Select ESG Prime Investor Fund’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, UBS Select ESG Prime Investor Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.
UBS Select ESG Prime Investor Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Select ESG Prime Investor Fund may, however, invest less than 25% of its total assets in this group of industries as a temporary defensive measure.
UBS AM conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated proprietary credit research team. Embedded in the credit research process is the integration of issuer-level sustainability investing analysis as guided by the UBS Asset Management Division’s approach to ESG research and evaluation methodology. The sustainability investing analysis provides a more comprehensive approach to security selection than credit analysis alone as internal and external ESG ratings are applied to evaluate the quality of sustainability practices employed by issuers. Analysts rate and maintain internal fundamental credit and ESG ratings which form the basis of a portfolio construction/optimization approach, focusing on companies that contribute to meeting the ESG profile for the fund. Portfolio construction focuses on the alignment of a Rule 2a‑7 (the regulation governing money market funds) investment discipline with the concept of sustainability—the potential for long-term maintenance of environmental, economic and social well-being.

29

UBS Series Funds

Sustainability criteria includes the fundamental analysis of ESG risks of issuers (that is, the issuers of the money market instruments in which the fund may invest), and evaluating whether, at the time of the fund’s investment, such issuers have better than average performance in ESG practices and managing ESG risks. The fundamental analysis of ESG risks may include, but is not limited to, review of the following factors:

•	environmental responsibility
•	human rights and labor standards
•	diversity and inclusion in employment
•	corporate governance
UBS AM will employ a negative screening process with regard to security selection for UBS Select ESG Prime Investor Fund, which will exclude issuers that are involved in certain sectors and activities, or derive material revenue from certain sectors and activities, that are viewed as having a negative social or environmental impact. These may include:

•	controversial weapons, which cover:
•	cluster munitions
•	anti-personnel mines
•	chemical weapons
•	biological weapons
•	nuclear weapons produced in breach of the Treaty on the Non‑Proliferation of Nuclear Weapons
•	Depleted Uranium manufacturers
•	Thermal coal, arctic oil & gas and oil sands (20% revenue threshold)
•	Thermal coal power generation (30% revenue threshold)
•	Controversial behavior
•	Companies violating the United Nations Global Compact (UNGC) principles and who do not demonstrate credible corrective action
•	Controversial business activities
•	Production/manufacture of tobacco products (5% revenue threshold)
•	Production/publishing of adult entertainment (5% revenue threshold)
•	Own/operate gambling facilities (5% revenue threshold)
•	Production of conventional military weapons (10% revenue threshold)
•	Other UBS AM derived engagement-based criteria
The negative screening process generally incorporates data obtained from third party service providers. UBS AM has the right to change the third-party service providers that support this process at any time. The other UBS AM derived engagement-based criteria are implemented based on the results of analyses under a proprietary UBS AM engagement program pursuant to which UBS AM assesses a company’s progress over a pre‑determined time period relative to a pre‑determined set of engagement objectives.
The negative screening process set forth above can be updated or otherwise modified by UBS AM at any time, without prior shareholder approval or notice, to, among other things, modify the list of negative screens, revise the revenue thresholds, or change particular exclusions to or from an exclusion based threshold or a revenue based threshold.
UBS Select ESG Prime Investor Fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
UBS AM serves as investment advisor to a range of money market funds following different investment focuses/strategies. These include other “prime” money market funds (including UBS Select Prime Investor Fund), which may invest in similar types of

30

UBS Series Funds

securities as UBS Select ESG Prime Investor Fund. There may be overlap between the portfolio holdings and investments of UBS Select ESG Prime Investor Fund and other “prime” money market funds for which UBS AM serves as investment advisor.
Like all money market funds, each of the funds is subject to maturity, quality, diversification and liquidity requirements pursuant to Rule 2a-7. Each of the funds’ investment strategies are designed to comply with these requirements. Each of the funds may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying each fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
Each of the master funds in which the funds invest may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that a master fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, UBS AM may manage a corresponding master fund more conservatively or differently than if it were not rated.
Additional information about principal risks
The main risks of investing in the funds are described below. As indicated below, not all of these risks apply to each fund. The fund(s) to which the main risks apply are noted below.
Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds’ Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk (All funds). Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality investments are subject to some credit risk. The credit quality of an issuer or counterparty can change rapidly due to market developments and may affect the fund’s share price.
Interest rate risk (All funds). The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.
A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in

31

UBS Series Funds

the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund’s portfolio holdings may have an adverse impact on a fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its NAV per share.
Sustainability factor risk (UBS Select ESG Prime Investor Fund). Investing primarily in investments that meet ESG criteria carries the risk that UBS Select ESG Prime Investor Fund may forgo otherwise attractive investment opportunities, or increase or decrease its exposure to certain types of issuers and, therefore, may underperform compared to funds that do not consider ESG factors in the investment process. UBS AM’s assessment of an issuer’s ESG criteria may change over time, which could cause the fund to hold securities that may no longer meet UBS AM’s current ESG criteria.
Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by any vendors of UBS AM or any judgment exercised by UBS AM will reflect the beliefs or values of any particular investor. In addition, due to constraints imposed by regulations applicable to money market funds or other considerations relating to credit quality, liquidity or yield, the fund may be less able to implement as fully its ESG investment strategy than non-money market funds.
Market risk (All funds). The risk that the market value of a fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries,

32

UBS Series Funds

regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”) and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the funds’ operations.
Liquidity risk (All funds). The funds’ investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the funds may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect a fund’s share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk (All funds). There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund.
Concentration risk (UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund). Each of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, each fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and each fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Financial services sector risk (UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund). Investments of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can dis-proportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
US Government securities risk (All funds). Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for

33

UBS Series Funds

certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the funds, which could have a material negative impact on the funds.
Repurchase agreements risk (All funds). Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk (UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund). UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund may invest in foreign money market instruments that are denominated in US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Municipal securities risk (UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a

34

UBS Series Funds

municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
US withholding tax risk (UBS Select Government Investor Fund). UBS Select Government Investor Fund generally seeks to invest in securities the income from which is considered “qualified interest income” under relevant tax law and guidance. Thus, the fund generally expects its distributions to be exempt from US withholding tax when paid to non-US investors. However, there can be no assurance that all of the fund’s distributions will be exempt from US withholding tax. Non-US investors should see the sections entitled “Dividends and taxes” and sub-section “Taxes” for more information.
Additional (non-principal) risks
LIBOR replacement risk (All funds). Certain variable- and floating- rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one‑week and two‑month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Securities lending risk (All funds). Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned

35

UBS Series Funds

securities. In some cases, these risks may be mitigated by an indemnification provided by the funds’ lending agent.
Temporary and defensive positioning (All funds). During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, a fund may temporarily hold uninvested cash in lieu of such investments. During periods when such temporary or defensive positions are held, a fund may not be able to fully pursue its investment objective. Such positions may also subject a fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.
Structured security risk (UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund). UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.

36

UBS Series Funds

Managing your fund account

The following pages tell you how to buy, sell and exchange shares of each fund.
Buying shares
The funds accept the settlement of purchase orders only in available federal funds deposited by a commercial bank in an account at a Federal Reserve Bank, which can be transferred to a similar account of another bank in one day and may be made immediately available to a fund through its custodian.
You may buy fund shares through financial intermediaries who are authorized to accept purchase orders on behalf of the funds. If you buy fund shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also buy fund shares directly by calling the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), at 1-888-547 FUND and speaking to a representative. If you buy fund shares directly, you will need to complete an account application in connection with your initial purchase. You can get a copy of the application from UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), or a financial intermediary or by calling the transfer agent toll-free 1‑888‑547 FUND.
You buy shares at the net asset value next determined after receipt of your purchase order in good form by the transfer agent. A fund must receive payment on the same day. Your purchase order will be effective only if (1) you or your financial intermediary wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”), and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time. Financial intermediaries may impose additional guidelines for when orders must be placed.

For UBS Select Government Investor Fund and UBS Select Treasury Investor Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

37

UBS Series Funds

If a purchase order is received:	The order will normally be executed as of:

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.
For UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund:

If a purchase order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Select Government Investor Fund and UBS Select Treasury Investor Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline by which orders to buy or sell shares of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund must be received by the transfer agent is 3:00 p.m. (Eastern time).) Appendix A to this prospectus lists the SIFMA US “early closing” holiday recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently. UBS AM (US) may return without notice money wired to a fund if the investor fails to place a corresponding share purchase order.
Wire instructions. You may instruct your bank to transfer federal funds by wire to:

Bank Name:	Bank of New York Mellon
ABA:	011001234
Credit:	000073-5515
BNY Mellon Investment Servicing
(US) Inc. as Agent for UBS Funds
Further Credit:	Beneficiary Fund/Account Number
(Shareholder account number)
You should not wire money directly to the funds’ transfer agent if your shares are held in “street name,” as described above in “Buying shares.” A financial intermediary or your bank may impose a service charge for wire transfers.
Minimum investment. The minimum investment level for initial purchases generally is $1,000. Financial intermediaries may satisfy this minimum requirement if the “street name” accounts established with the funds on behalf of each of their clients meet this threshold. Direct purchasers may invest in the funds only if they have a relationship with a financial intermediary who has entered into a shareholder servicing agreement with UBS AM (US). Subsequent purchases and purchases through exchanges are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.

38

UBS Series Funds

If a fund account balance has fallen below the minimum initial investment amount, UBS AM (US) reserves the right to reject your purchase order to add to the account balance unless the account balance will be at least such amount after the purchase. These minimum investment requirements are waived with respect to accounts of clients of UBS AG.
Electronic trade entry. The funds may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. This option is not available if your shares are held in “street name,” as described above in “Buying shares.” For more information about this option and its availability, contact your investment professional at your financial intermediary, or contact the transfer agent at 1‑888‑547 FUND.
Selling shares
You may sell your shares through financial intermediaries that are authorized to accept redemption requests. If you sell your shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also sell your shares by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order. Orders to sell shares of UBS Select Government Investor Fund and UBS Select Treasury Investor Fund received by the funds’ transfer agent before 9:00 a.m. (Eastern time) will normally be executed as of 9:00 a.m. (Eastern time). Orders to sell shares of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund received by the funds’ transfer agent by 8:00 a.m. (Eastern time) will normally be executed as of 8:00 a.m. (Eastern Time).
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.
For UBS Select Government Investor Fund and UBS Select Treasury Investor Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

39

UBS Series Funds

For UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund:

If a redemption order is received:	The order will normally be executed as of:
By 8:00 a.m.	8:00 a.m.

After 8:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 3:00 p.m.	3:00 p.m.
As noted above under “Buying shares,” a fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in cash. Proceeds from the sale will be wired to one or more accounts you have designated. If a redemption order is received by 5:00 p.m. (Eastern time) for UBS Select Government Investor Fund and UBS Select Treasury Investor Fund, or by 3:00 p.m. (Eastern time) for UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund, the proceeds ordinarily will be transmitted in federal funds on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day to the accounts noted above.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account or your account at your financial intermediary may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), a financial intermediary nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
The transfer agent will process orders to sell shares only if you have on file with it a properly completed account application with a signature guarantee (if you have previously completed one in connection with a direct purchase of fund shares), or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application or account records.
A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The transfer agent will not accept signature guarantees that are not part of these programs.
Typically, redemptions of fund shares will be made by the funds wiring cash payments or deposit into your account. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

40

UBS Series Funds

If you have additional questions on selling shares, you should contact your investment professional at your financial intermediary or call the transfer agent at 1‑888‑547 FUND.
Exchanging shares
You may exchange shares of a fund (except UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund) for shares of another fund offered in this prospectus (except UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund) or of UBS Prime Investor Fund and of UBS Tax-Free Investor Fund. UBS Prime Investor Fund and UBS Tax-Free Investor Fund have different eligibility requirements for purchase, and you may not be able to exchange your shares if you are not eligible to purchase shares of those other funds, which limit investors to “natural persons” as described in their prospectus.
Exchanges between UBS Select Prime Investor Fund, UBS Select ESG Prime Investor Fund and other funds are not permitted.
The minimum noted above in “Buying shares” does not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each of UBS Select Government Investor Fund and UBS Select Treasury Investor Fund are normally accepted up until 5:00 p.m. (Eastern time). Exchange orders received after that time will not be effected, and you or your financial intermediary will have to place an exchange order before that time on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
You can place an exchange order through a financial intermediary. The financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. The transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with a broker or other financial intermediary, please note that if you change firms, you may not be able to transfer your fund shares to an account at the new firm. Fund shares may only be transferred to an account held with a broker or other financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or other financial intermediary for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or other financial intermediary.

41

UBS Series Funds

Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the US Securities and Exchange Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) with respect to UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund, if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates (UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund)” below).
A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above.
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
It costs a fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net

42

UBS Series Funds

asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.
Information on liquidity fees and redemption gates (UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund)
Pursuant to Rule 2a-7, each of Prime Master Fund’s and ESG Prime Master Fund’s board is permitted to impose a liquidity fee on redemptions from the relevant master fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the relevant master fund for up to 10 business days (in any 90‑day period) in the event that the relevant master fund’s “weekly liquid assets” fall below certain designated thresholds. The impact of any such liquidity fee or redemption gate will flow through to each of the relevant feeder funds, which will implement a corresponding liquidity fee or redemption gate. Weekly liquid assets generally include cash, direct obligations of the US government, certain other US government or agency securities, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If either of Prime Master Fund’s or ESG Prime Master Fund’s weekly liquid assets fall below 30% of the relevant master fund’s total assets, the relevant master fund’s board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If either of Prime Master Fund’s or ESG Prime Master Fund’s weekly liquid assets fall below 10% of the relevant master fund’s total assets, the relevant master fund and thus, the relevant feeder fund, must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the relevant master fund’s board determines that such a fee would not be in the best interests of such master fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of such master fund.
Liquidity fees and redemption gates are most likely to be imposed only during times of extraordinary market stress or exceptional circumstances pertaining to a fund. The imposition and termination of a liquidity fee or redemption gate will be reported by a fund to the SEC on Form N-CR. Such information will also be available on a fund’s website https://www.ubs.com/usmoneymarketfunds. In addition, a fund may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. A fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must be submitted to a fund if you wish to redeem your shares after the redemption gate has been lifted.
Each of Prime Master Fund’s and ESG Prime Master Fund’s board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the relevant master fund and its interestholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once weekly liquid assets reach at least 30% of the relevant master fund’s total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a fund may cease selling shares or subject

43

UBS Series Funds

the purchase of shares to certain conditions, which may include affirmation of the investor’s knowledge that a fee or a gate is in effect. Each of Prime Master Fund’s and ESG Prime Master Fund’s board may, in its discretion, permanently suspend redemptions and liquidate the relevant master fund and, thus, the corresponding feeder fund, if, among other things, the relevant master fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
(The board of Government Master Fund and Treasury Master Fund has determined not to subject Government Master Fund and Treasury Master Fund and thus, UBS Select Government Investor Fund and UBS Select Treasury Investor Fund, to a liquidity fee and/or a gate on redemptions. Please note that the board of Government Master Fund and Treasury Master Fund has reserved its ability to change this policy in the future, but only after providing prior notice to shareholders.)
Market timing
Frequent purchases and redemptions of fund shares could increase each fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of each fund’s portfolio, which could impact each fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the funds offered in this prospectus, are not targets of abusive trading practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding.
In determining net asset value, each of Government Master Fund and Treasury Master Fund values its securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each of UBS Select Government Investor Fund and UBS Select Treasury Investor Fund buys the corresponding master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to a fund and the amount due at maturity. The net asset value per share of each of UBS Select Government Investor Fund and UBS Select Treasury Investor Fund is expected to be $1.00, although this value is not guaranteed.

44

UBS Series Funds

In determining net asset value, each of Prime Master Fund and ESG Prime Master Fund values its securities using market-based values (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund buys the relevant master fund’s interests at the master fund’s net asset value. The net asset value per share of each of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund is calculated to four decimals (e.g., $1.0000) and will fluctuate.
The net asset value per share of each of UBS Select Government Investor Fund and UBS Select Treasury Investor Fund is normally determined nine times each business day, every hour on the hour, beginning at 9:00 a.m. (Eastern time) and concluding at 5:00 p.m. (Eastern time). The net asset value per share of each of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund is normally determined three times each business day, at 8:00 a.m. (Eastern time), 12:00 noon (Eastern time) and 3:00 p.m. (Eastern time).
Your price for buying or selling shares will be based upon the net asset value that is next calculated after the fund receives your order.
On any day that a fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under “Buying shares,” the time for determination of the fund’s net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day even though it normally prices its shares more frequently.
The funds’ board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to a fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
In December 2020, the SEC adopted Rule 2a‑5 under the Investment Company Act of 1940, as amended (“Rule 2a‑5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a‑5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a‑5 until September 2022.
Each fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects each fund’s proportionate interest in the net assets of its corre-

45

UBS Series Funds

sponding master fund. Each master fund generally values securities and other instruments in a manner as described in that master fund’s prospectus or similar document.
Distribution and service fees
Each feeder fund has adopted a plan under rule 12b-1 that allows the fund to pay distribution fees for the sale and distribution of its shares at the annual rate of 0.25% of its average net assets. Because these fees are paid out of each feeder fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, each feeder fund has adopted a separate plan under which the fund pays for shareholder service activities at the annual rate of 0.10% of its average net assets. The aggregate fees payable by each feeder fund under both plans are 0.35% of its average net assets.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Prime Master Fund, ESG Prime Master Fund, Government Master Fund and Treasury Master Fund, which are the master funds in which the funds invest their assets. UBS AM also acts as the administrator for the funds. As investment advisor, UBS AM makes the master funds’ investment decisions. It buys and sells securities for the master funds and conducts the research that leads to the purchase and sale decisions.
UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG
(“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.
Advisory and administration fees
UBS AM’s contract fee for the advisory and administrative services it provides to each master fund is based on the following fee schedule:

$0 – $30 billion	0.1000%
Above $ 30 billion up to $ 40 billion	0.0975%
Above $ 40 billion up to $ 50 billion	0.0950%
Above $ 50 billion up to $ 60 billion	0.0925%
Above $ 60 billion	0.0900%
UBS AM’s contract fee for the administrative services it provides to each feeder fund is 0.10% of each feeder fund’s average daily net assets.
UBS AM received an effective fee of 0.12%, 0.11%, 0.11% and 0.00% of the average daily net assets of each of UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund and UBS Select ESG Prime Investor Fund, respectively, for its services as investment advisor and administrator in the funds’ last fiscal year which ended April 30, 2021 (includes fees allocated from related master fund, net of fee waivers/expense reimbursements, if any). These fees reflect fee waivers pursuant to a fee waiver agreement (as well as additional voluntary fee waivers).
UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Investor Fund’s expenses by 0.10% until September 30, 2021. UBS AM may

46

UBS Series Funds

further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Waivers/reimbursements may impact a fund’s performance. In addition, in connection with voluntary agreements with the financial intermediaries that are selling fund shares, the funds’ principal underwriter has agreed to voluntarily waive fees or reimburse fund expenses so that each fund’s operating expenses (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) do not exceed 0.45%. Once started, there is no guarantee that voluntary waivers/reimbursements would continue.
A discussion regarding the basis for the master funds’ board’s approval of the Management Agreement between UBS AM and Master Trust with respect to Prime Master Fund, Government Master Fund and Treasury Master Fund is available in the funds’ semiannual report to shareholders for the fiscal period ended October 31, 2020. A discussion regarding the basis of the board’s approval of the Management Agreement between UBS AM and Master Trust with respect to ESG Prime Master Fund is available in the funds’ annual report to shareholders for the fiscal period ended April 30, 2020.
Master-feeder structure
UBS Select Prime Investor Fund, UBS Select Government Investor Fund, UBS Select Treasury Investor Fund and UBS Select ESG Prime Investor Fund are “feeder funds” that invest all of their assets in “master funds”—Prime Master Fund, Government Master Fund, Treasury Master Fund and ESG Prime Master Fund respectively. The feeder funds and their respective master funds have the same investment objectives.
The master funds may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to their investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.
Other information
To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
Each fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.
Each fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each of UBS Select Government Investor Fund and UBS Select Treasury Investor Fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.
Shares of each fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.

47

UBS Series Funds

You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (if you purchased your shares through a financial intermediary) or the transfer agent (if you purchased your shares directly).
While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
Taxes
The dividends that you receive from the funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by the funds are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by shareholders, because each fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.
Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.
Each fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Because neither of UBS Select Prime Investor Fund nor UBS Select ESG Prime Investor Fund maintain a stable share price, a sale or exchange of fund shares may result in a capital gain or loss for you. Unless you choose to adopt a simplified “NAV method” of accounting (described below), such capital gain or loss generally will be treated either as short-term if you held your shares as capital assets for one year or less, or long-term if you held your shares longer. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.
If you elect to adopt the NAV method of accounting, rather than computing gain or loss on every

48

UBS Series Funds

taxable disposition of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund shares as described above, you would determine your gain or loss based on the change in the aggregate value of your shares during a computation period (such as your taxable year), reduced by your net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss, provided that you held the shares as capital assets. The IRS has issued guidance indicating that wash sale rules will not apply to taxpayers with respect to shares redeemed from a floating net asset value money market fund, such as UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-US shareholders will generally be subject to a 30% withholding tax (or lower applicable treaty rate). However, certain properly designated distributions paid by the funds that are attributable to “qualified net interest income” (generally, interest that would not have been subject to US federal withholding tax at the source if received directly by a non-US shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the funds properly report such distributions. Dividends reported by the funds to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the funds are a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Qualified interest income may also include interest with respect to loans that relate to US branches of non-US corporations to the extent such interest is treated as US source under applicable branch interest rules. Non-US source interest income is not eligible for exemption from US federal withholding tax, and distributions of non-US source income will be subject to the 30% US withholding tax unless reduced by an applicable tax treaty.
Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain shareholders that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

49

UBS Series Funds

The tax consequences to a non-US resident shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Non-US resident shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in the funds. Shares of the fund held by a non-US shareholder at death will be considered situated within the United States and subject to US estate tax.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds’ SAI.

50

UBS Series Funds

Disclosure of portfolio holdings and other information
Each fund is a “feeder fund” that invests in securities through an underlying master fund. Each fund and the corresponding master fund have the same investment objective.
Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. Each fund’s Forms N-CSR will be available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the funds upon request by calling 1‑800‑647 1568. The semiannual and annual reports for each fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.
Each fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the related master fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of such master fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, each fund will file with the SEC on Form N‑MFP, within five business days after the end of each month, more detailed portfolio holdings information. Each fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in the shares of UBS Select Treasury Investor Fund and UBS Select Government Investor Fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about each fund at the above referenced UBS website internet address.
Additionally, an abbreviated portfolio holdings report for each of the master funds in which UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund invests is available on a weekly basis. (The abbreviated weekly portfolio holdings report contains less information about each holding.) This information will be posted on the UBS website at the following internet address:
https://www.ubs.com/usmoneymarketfunds. Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the website at least one day prior to other public dissemination.
The weekly portfolio holdings information postings will continue to remain available on the website along with any more current holdings information, at least until the date on which a fund files its portfolio holdings information with the SEC on Forms N‑CSR for the period that included the date as of which the website information is current. (For example, a fund files its annual report for its most recent fiscal year ended April 30th with the SEC on Form N-CSR around the beginning of July. Weekly

51

UBS Series Funds

portfolio holdings information for periods ended April 30th could be removed from the website once the annual report is filed, but not until then.)
Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

52

UBS Series Funds

Financial highlights

The following financial highlights tables are intended to help you understand the financial performance for UBS Select Prime Investor Fund and UBS Select Treasury Investor Fund for the past 5 years, for UBS Select Government Investor Fund since it commenced operations on August 17, 2016 through April 30, 2021 and for UBS Select ESG Prime Investor Fund since it commenced operations on January 15, 2020 through April 30, 2021.
Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the relevant funds. You may obtain copies of the funds’ Annual Report without charge by calling 1-888-547 FUND.

53

UBS Series Funds: UBS Select Prime Investor Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.0005	$1.0002	$1.0001	$1.0002	$1.0000
Net investment income (loss)	0.0002	0.0155	0.0193	0.0099	0.0025
Net realized and unrealized gain (loss)	(0.0002)	0.0003	0.0001	(0.0001)	0.0004
Net increase (decrease) from operations	0.0000 [1]	0.0158	0.0194	0.0098	0.0029
Dividends from net investment income	(0.0002)	(0.0155)	(0.0193)	(0.0099)	(0.0025)
Distributions from net realized gains	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0000)[1]	(0.0002)
Total dividends and distributions	(0.0002)	(0.0155)	(0.0193)	(0.0099)	(0.0027)
Net asset value, end of period	$1.0003	$1.0005	$1.0002	$1.0001	$1.0002
Total investment return[2]	0.00%	1.59%	1.96%	0.99%	0.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.58%	0.57%	0.57%	0.63%	0.64%
Expenses after fee waivers and/or expense reimbursements[3]	0.27%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)[3]	0.03%	1.52%	2.02%	1.06%	0.22%
Supplemental data:
Net assets, end of period (000’s)	$1,551,971	$3,798,366	$2,941,321	$707,025	$248,749

[1]	Amount represents less than $0.00005 or $(0.00005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

54

UBS Series Funds: UBS Select Government Investor Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,				For the period from August 17, 2016[1] to April 30, 2017
	2021	2020	2019	2018
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [2]	0.014	0.017	0.007	0.001
Net realized gain (loss)	0.000 [2]	0.000 [2]	0.000 [2]	(0.000)[2]	0.000 [2]
Net increase (decrease) from operations	0.000 [2]	0.014	0.017	0.007	0.001
Dividends from net investment income	(0.000)[2]	(0.014)	(0.017)	(0.007)	(0.001)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.000)[2]	(0.000)[2]
Total dividends and distributions	(0.000)[2]	(0.014)	(0.017)	(0.007)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	1.39%	1.74%	0.74%	0.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[4]	0.59%	0.58%	0.62%	0.76%	1.03%[5]
Expenses after fee waivers and/or expense reimbursements[4]	0.19%	0.45%	0.45%	0.45%	0.43%[5]
Net investment income (loss)[4]	0.01%	1.27%	1.81%	0.77%	0.13%[5]
Supplemental data:
Net assets, end of year (000’s)	$526,867	$1,178,484	$569,581	$134,423	$58,659

[1]	Commencement of operations.
[2]	Amount represents less than $0.0005 or $(0.0005) per share.
[3]
Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[4]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[5]	Annualized.

55

UBS Series Funds: UBS Select Treasury Investor Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [1]	0.014	0.017	0.007	0.001
Net realized gain (loss)	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.000 [1]	0.014	0.017	0.007	0.001
Dividends from net investment income	(0.000)[1]	(0.014)	(0.017)	(0.007)	(0.001)
Distributions from net realized gains	—	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.014)	(0.017)	(0.007)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	1.35%	1.74%	0.73%	0.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.58%	0.57%	0.58%	0.63%	0.65%
Expenses after fee waivers and/or expense reimbursements[3]	0.18%	0.44%	0.45%	0.45%	0.39%
Net investment income (loss)[3]	0.01%	1.21%	1.81%	0.78%	0.07%
Supplemental data:
Net assets, end of year (000’s)	$1,295,810	$2,656,216	$1,239,535	$435,888	$193,675

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

56

UBS Series Funds: UBS Select ESG Prime Investor Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Year ended April 30, 2021	For the period from January 15, 2020[1] to April 30, 2020
Net asset value, beginning of year	$1.0007	$1.0000
Net investment income (loss)	0.0002	0.0029
Net realized and unrealized gain (loss)	(0.0002)	0.0007
Net increase (decrease) from operations	—	0.0036
Dividends from net investment income	(0.0002)	(0.0029)
Distributions from net realized gains	(0.0009)	—
Total dividends and distributions	(0.0011)	(0.0029)
Net asset value, end of year	$0.9996	$1.0007
Total investment return[2]	0.00%	0.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	1.45%	3.58%[4]
Expenses after fee waivers and/or expense reimbursements[3]	0.21%	0.35%[4]
Net investment income (loss)[3]	0.03%	0.81%[4]
Supplemental data:
Net assets, end of year (000’s)	$7,769	$19,782

[1]	Commencement of operations.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.
[4]	Annualized.

57

UBS Series Funds: Appendix A

Additional information regarding purchases and redemptions

The funds are open for business each day that the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”) and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. One or more of these will be closed on the observance of the holidays listed below. In addition, UBS Select Government Investor Fund and UBS Select Treasury Investor Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. The normal deadline by which orders to buy or sell shares of UBS Select Prime Investor Fund and UBS Select ESG Prime Investor Fund must be received by the transfer agent is 3:00 p.m. (Eastern time). Those days SIFMA has recommended that the bond markets close early remaining through 2021 and for 2022 are listed below.

Holidays (observed)	Early close
Labor Day (September 6, 2021)	—
Columbus Day (October 11, 2021)	—
Veterans Day (November 11, 2021)	—
Thanksgiving Day (November 25, 2021)	November 26, 2021
Christmas Day (December 24, 2021)	December 23, 2021
New Year’s Day (December 31, 2021)[1]	December 31, 2021[1]
Martin Luther King Day (January 17, 2022)	—
Presidents Day (February 21, 2022)	—
Good Friday (April 15, 2022)	April 14, 2022
Memorial Day (May 30, 2022)	May 27, 2022
Juneteenth (June 20, 2022)
Independence Day (July 4, 2022)	July 1, 2022
Labor Day (September 5, 2022)	—
Columbus Day (October 10, 2022)	—
Veterans Day (November 11, 2022)	—
Thanksgiving Day (November 24, 2022)	November 25, 2022
Christmas Day (December 26, 2022)	December 23, 2022
New Year’s Day (January 2, 2023)	December 30, 2022

[1]
December 31, 2021 has been designated as a holiday by the Federal Reserve Bank of New York. The NYSE will be open on December 31, 2021 and SIFMA has recommended that the bond markets close early on that day. In accordance with the funds’ policy, the funds will be closed for the entire day on December 31, 2021.

58

If you want more information about the funds, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about each fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and their SAI by contacting the funds directly at 1-800-647 1568. The funds’ annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the funds and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the funds:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

UBS Series Funds
—UBS Select Prime Investor Fund
—UBS Select Government Investor Fund
—UBS Select Treasury Investor Fund
—UBS Select ESG Prime Investor Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
S029

Money Market Funds
Prospectus  |  August 27, 2021
Includes:
•	UBS Select Prime Investor Fund
•	UBS Select Government Investor Fund
•	UBS Select Treasury Investor Fund
•	UBS Select ESG Prime Investor Fund

Money Market Funds
Prospectus | August 27, 2021
Includes:
•	UBS Prime Reserves Fund: UPRXX
•	UBS Tax-Free Reserves Fund: STFXX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The funds are not a complete or balanced investment program.

2

UBS Prime Reserves Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
*
The fund invests in securities through an underlying master fund, Prime CNAV Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Prime CNAV Master Fund, including management fees allocated from Prime CNAV Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Prime Reserves Fund	$18	$58	$101	$230
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the fund is permitted to seek to maintain a stable price per share.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.

4

The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below a required minimum because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its NAV per share.

5

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Asset-backed securities risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor

6

becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value (“NAV”) and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

7

UBS Prime Reserves Fund Annual Total Returns
Total return (2017 was the fund’s first full calendar year)

Total return January 1 to June 30, 2021: 0.01%
Best quarter during years shown—1Q 2019: 0.60%
Worst quarter during years shown—4Q 2020: 0.01%
Updated performance information is available (1) by contacting your Financial Advisor at UBS Financial Services Inc., (2) by calling 1-888-793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.52%
Life of fund (inception date January 19, 2016)	1.20
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons, and the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing 60 days’ written notice. If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made

8

through UBS Financial Services Inc. through September 30, 2021 is $500,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

9

UBS Tax-Free Reserves Fund
Fund summary

Investment objective
Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
*
The fund invests in securities through an underlying master fund, Tax-Free Master Fund. This table reflects the direct expenses of the fund and its share of the expenses of Tax-Free Master Fund, including management fees allocated from Tax-Free Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

10

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Tax-Free Reserves Fund	$18	$58	$101	$230
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality, municipal money market instruments.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax. Investments that are subject to the alternative minimum tax are not counted towards satisfying the 80% test in the foregoing sentence. Under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the fund will be permitted to seek to maintain a stable price per share.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.

11

Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below a required minimum because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its NAV per share.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

12

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Tax-Free Reserves Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—2Q 2019: 0.38%
Worst quarters during years shown—1Q 2013; 1Q 2014; 1Q 2015: 0.00% (Actual total returns were 0.0025%)

13

Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.35%
Five years	0.74
Ten years	0.38
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons, and the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing 60 days’ written notice. If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1-888-547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $500,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends you receive from the fund generally are not subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Distributions of any capital gains are generally subject to federal income tax.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

14

UBS Series Funds

More information about the funds

Additional information about the investment objectives
Each fund’s investment objective may not be changed without shareholder approval.
Additional information about investment strategies
UBS Prime Reserves Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market securities.
UBS Prime Reserves Fund is classified by UBS AM as an “ESG-integrated” fund. UBS Prime Reserves Fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. UBS Prime Reserves Fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
UBS Tax-Free Reserves Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, municipal money market investments. Under normal circumstances, UBS Tax‑Free Reserves Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax.
UBS Tax-Free Reserves Fund’s 80% policy is a “fundamental policy.” This means that the fund may not deviate from its 80% policy without the approval of its shareholders.
Like all money market funds, each of the funds is subject to maturity, quality, diversification and liquidity requirements pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (”Rule 2a-7”), designed to help it maintain a stable price of $1.00 per share. Each of the funds’ investment strategies are designed to comply with these requirements. Each of the funds may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
Each fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” each fund is permitted to seek to maintain a stable share price.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market condi-

15

UBS Series Funds

tions and to shifts in fiscal and monetary policy. These techniques include varying each fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
Additional information about principal risks
The main risks of investing in the funds are described below. As indicated below, not all of these risks apply to each fund. The fund(s) to which the main risks apply are noted below.
Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds’ Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk (Both funds). Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality investments are subject to some credit risk. The credit quality of an issuer or counterparty can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.
Interest rate risk (Both funds). The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.
A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund’s portfolio holdings may have an adverse impact on a fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its NAV per share.
Market risk (Both funds). The risk that the market value of a fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country,

16

UBS Series Funds

region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”) and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the funds’ operations.
Liquidity risk (Both funds). The funds’ investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the funds may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect a fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk (Both funds). There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund.
Concentration risk (UBS Prime Reserves Fund). UBS Prime Reserves Fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non‑US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, UBS Prime Reserves Fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Financial services sector risk (Both funds). Investments in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact

17

UBS Series Funds

companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
Asset-backed securities risk (UBS Prime Reserves Fund). The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
US Government securities risk (UBS Prime Reserves Fund). Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.
Repurchase agreements risk (UBS Prime Reserves Fund). Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk (UBS Prime Reserves Fund). UBS Prime Reserves Fund may invest in foreign money market instruments that are denominated in US dollars. Foreign investing may involve

18

UBS Series Funds

risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Municipal securities risk (Both funds). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax‑exempt status of municipal security interest or, with respect to UBS Tax‑Free Reserves Fund, the tax‑exempt status of a fund’s dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall and, with respect to UBS Tax‑Free Reserves Fund, might adversely affect the tax‑exempt status of a fund’s investments or of the dividends that a fund pays. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
Additional (non-principal) risks
LIBOR replacement risk. Certain variable- and floating- rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or

19

UBS Series Funds

replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Political risk (UBS Tax-Free Reserves Fund). With respect to UBS Tax-Free Reserves Fund, political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund’s dividends. In addition, changes to policies regarding the funding of municipalities by local, state or federal governments could adversely affect the value of such municipal securities held by the fund. These developments could also cause the value of a fund’s municipal money market instruments to fall.
Securities lending risk (Both funds). Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds’ lending agent.
Structured security risk (UBS Tax-Free Reserves Fund). The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
Defensive positions for UBS Tax-Free Reserves Fund. During adverse market conditions or when the advisor believes there is an insufficient supply of the municipal securities in which Tax-Free Master Fund primarily invests, the fund may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving the fund’s investment objective during the periods that they are held and may entail additional risks (such as those to which UBS Prime Reserves Fund is subject).
Temporary and defensive positioning (Both funds). During adverse market conditions or when the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, a fund may temporarily hold uninvested cash

20

UBS Series Funds

in lieu of such investments. UBS Prime Reserves Fund will, under normal circumstances invest more than 25% of its total assets in the financial services group of industries. UBS Prime Reserves Fund may, however, invest less than 25% of its total assets in this group of industries as a defensive measure. During periods when such temporary or defensive positions are held, a fund may not be able to fully pursue its investment objective. Such positions may also subject a fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

21

UBS Series Funds

Managing your fund account

The following pages tell you how to buy, sell and exchange shares of each fund.
Investments in each fund are intended to be limited to accounts beneficially owned by natural persons. Natural persons may invest in the funds through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts having an institutional decision maker (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts) with ultimate investment authority held by the natural person beneficial owner. (As noted under “Taxes” below, UBS Tax-Free Reserves Fund is generally not an appropriate investment for tax-sheltered retirement plans and similar arrangements.) Each fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Each fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing sufficient notice.
Financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by a fund or its principal underwriter/distributor to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. The funds reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.
If, pursuant to authorization from the fund, a financial intermediary accepts trade orders on the fund’s behalf, upon the fund’s reasonable request, the financial intermediary is expected to promptly provide the fund or the principal underwriter/distributor with information regarding the timing of its acceptance of such trade orders for purposes of, among other things, validating which net asset value calculation should be applied to such trades and determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.
If you are buying fund shares directly or through financial intermediaries, you should refer to the following section regarding buying, selling or exchanging fund shares in most cases. If you are buying shares through UBS Financial Services Inc.’s automated purchasing account system, you should direct your request to your financial advisor and refer to the sections below beginning “UBS Financial Services Inc.: automated purchasing accounts” on page 28 of this prospectus.
Buying shares
The funds accept the settlement of purchase orders only in available federal funds deposited by a commercial bank in an account at a Federal Reserve Bank, which can be transferred to a similar account

22

UBS Series Funds

of another bank in one day and may be made immediately available to a fund through its custodian.
You may buy fund shares through financial intermediaries who are authorized to accept purchase orders on behalf of the funds. If you buy fund shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
If you do not use a financial intermediary, you may also buy fund shares directly by calling the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), at 1-888-547 FUND and speaking to a representative. If you buy fund shares directly, you will need to complete an account application in connection with your initial purchase. You can get a copy of the application from UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), or a financial intermediary or by calling the transfer agent toll-free 1-888-547 FUND.
You buy shares based upon the net asset value next determined after receipt of your purchase order in good form by the transfer agent. A fund must receive payment on the same day. Your purchase order will be effective only if (1) you or your financial intermediary wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”), and the principal bond markets (as recommended by the Securities
Industry and Financial Markets Association (“SIFMA”)) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time. Financial intermediaries may impose additional guidelines for when orders must be placed.

For UBS Prime Reserves Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

23

UBS Series Funds

For UBS Tax-Free Reserves Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Reserves Fund does not accept purchase orders received after 12:00 (noon) (Eastern time).
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Prime Reserves Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for purchase orders and redemptions for the Tax-Free Fund is noon (Eastern time).) Appendix A to this prospectus lists the SIFMA US “early closing” holiday recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently. UBS AM (US) may return without notice money wired to a fund if the investor fails to place a corresponding share purchase order.
Wire instructions. You may instruct your bank to transfer federal funds by wire to:

Bank Name:	Bank of New York Mellon
ABA:	011001234
Credit:	000073-5515
BNY Mellon Investment Servicing (US) Inc. as Agent for UBS Funds
Further Credit:	Beneficiary Fund/Account Number (Shareholder account number)
You should not wire money directly to the funds’ transfer agent if your shares are held in “street name,” as described above in “Buying shares.” A financial intermediary or your bank may impose a service charge for wire transfers.
Minimum investment. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $500,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.
Electronic trade entry. The funds may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. This option is not available if your shares are held in “street name,” as described above in “Buying shares.” For more information about this option and

24

UBS Series Funds

its availability, contact your investment professional at your financial intermediary, or contact the transfer agent at 1-888-547 FUND.
Selling shares
You may sell your shares through financial intermediaries that are authorized to accept redemption requests. If you sell your shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also sell your shares by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order. Orders to sell shares received by the funds’ transfer agent before 9:00 a.m. (Eastern time) will normally be executed as of 9:00 a.m. (Eastern time).
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Prime Reserves Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Tax-Free Reserves Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Reserves Fund does not accept redemption orders received after 12:00 (noon) (Eastern time) (and therefore, orders for UBS Tax‑Free Reserves Fund received after that time will not be in good form).

25

UBS Series Funds

As noted above under “Buying shares,” UBS Prime Reserves Fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds. Proceeds from the sale will be wired to one or more accounts you have designated. If a redemption order is received by 5:00 p.m. (Eastern time) (noon (Eastern time) in the case of UBS Tax-Free Reserves Fund), the proceeds ordinarily will be transmitted in federal funds on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired on the same day to the accounts noted above.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account or your account at your financial intermediary may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), a financial intermediary nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
The transfer agent will process orders to sell shares only if you have on file with it a properly completed account application (including any information that the fund or the transfer agent may require to confirm eligibility) with a signature guarantee (if you have previously completed one in connection with a direct purchase of fund shares) or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application or account records.
A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The transfer agent will not accept signature guarantees that are not part of these programs.
Typically, redemptions of fund shares will be made by the funds wiring a cash payment. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your investment professional at your financial intermediary or call the transfer agent at 1‑888‑547 FUND.
Exchanging shares
You may exchange shares of a fund for shares of the other fund offered in this prospectus or of UBS Select Treasury Institutional Fund and of UBS Select Government Institutional Fund.

26

UBS Series Funds

The minimum noted above in “Buying shares” does not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each fund are normally accepted up until noon (Eastern time) for UBS Tax‑Free Reserves Fund and 5:00 p.m. (Eastern time) for UBS Prime Reserves Fund. Exchange orders received after those times will not be effected, and you or your financial intermediary will have to place an exchange order before those times on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
You can place an exchange order through a financial intermediary. The financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You can also place an exchange order by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. The transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable

27

UBS Series Funds

time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the US Securities and Exchange Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates” below).
A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above.
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an account at UBS Financial Services Inc. and prefer the features of an Automated Purchasing Account (as described below), ask your Financial Advisor to help you to open an Automated Purchasing Account. You will need to redeem your shares in your Direct Purchasing Account (as described below) and to transfer the proceeds to a new Automated Purchasing Account. More information regarding Automated Purchasing Accounts is provided below.
UBS Financial Services Inc.: automated purchasing accounts
Initial purchases made through UBS Financial Services Inc. can be made in one of two ways. The purchases can be made by your Financial Advisor directly with a fund (a “Direct Purchasing Account”) or can be entered through that firm’s order entry system (an “Automated Purchasing Account”). Your account will be established as an Automated Purchasing Account unless you instruct your Financial Advisor otherwise or made your initial purchase prior to May 19, 2003. Automated Purchasing Accounts will have certain benefits but do not have certain features available to Direct Purchasing Accounts.

28

UBS Series Funds

If you have an Automated Purchasing Account, you should direct all your requests to buy, sell or exchange shares directly to your Financial Advisor. The following sections provide information regarding Automated Purchasing Accounts; procedures related to Direct Purchasing Accounts are described above under “Managing your fund account.”
Buying shares
When you instruct your Financial Advisor to buy shares on your behalf, your account at UBS Financial Services Inc. will automatically be debited, and UBS Financial Services Inc. will wire funds on your behalf. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund.
Shares are available to Automated Purchasing Accounts as an economical and convenient means to invest short-term funds.
You buy shares based upon the net asset value next determined after receipt of your purchase order in good form by the transfer agent. The fund must receive payment on the same day. Your purchase order will be effective only if (1) UBS Financial Services Inc. wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of
New York, the NYSE, and the principal bond markets (as recommended by SIFMA) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Prime Reserves Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Tax-Free Reserves Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Reserves Fund does not accept purchase orders received after 12:00 (noon) (Eastern time).

29

UBS Series Funds

Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Prime Reserves Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. Appendix A to this prospectus lists the SIFMA US holiday “early closing” recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.
Minimum investment. The minimum investment level for initial purchases generally is $1,000,000, except the minimum investment level for initial purchases made through UBS Financial Services Inc. through September 30, 2021 is $500,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.
Selling shares
You must place your sell order directly with your Financial Advisor. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order.
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Prime Reserves Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

30

UBS Series Funds

For UBS Tax-Free Reserves Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Reserves Fund does not accept redemption orders received after 12:00 (noon) (Eastern time) (and therefore, orders for UBS Tax-Free Reserves Fund received after that time will not be in good form).
As noted above under “Buying shares,” UBS Prime Reserves Fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds wired directly to UBS Financial Services Inc. for credit to your account. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your account at UBS Financial Services Inc. may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), UBS Financial Services Inc. nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
Typically, redemptions of fund shares will be made by the fund wiring a cash payment or a deposit into your account. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your Financial Advisor or call the transfer agent at 1-888-547 FUND.
Exchanging shares
You must place your exchange order directly with your Financial Advisor, who is responsible for sending the order to the transfer agent.
You may exchange shares of a fund for shares of the other fund offered in this prospectus or of UBS Select Treasury Institutional Fund and of UBS Select Government Institutional Fund.
The minimum noted above in “Buying shares” does not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each fund are normally accepted up until noon (Eastern time) for UBS Tax‑Free Reserves Fund and 5:00 p.m. (Eastern time) for UBS Prime Reserves Fund. Exchange orders received after those times will not be effected, and

31

UBS Series Funds

you will need to instruct your Financial Advisor to place an exchange order before those times on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. Otherwise the transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the NYSE is

32

UBS Series Funds

closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) if the board determines to impose a redemption gate in accordance with Rule 2a‑7 (see “Information on liquidity fees and redemption gates” below).
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an Automated Purchasing Account and prefer the features of a Direct Purchasing Account as described above, ask your Financial Advisor to help you to open a Direct Purchasing Account. You need to complete an account application (including any information that the fund or the financial intermediary may require to confirm eligibility) when establishing a Direct Purchasing Account.
Information on liquidity fees and redemption gates
Pursuant to Rule 2a-7, each master fund’s board is permitted to impose a liquidity fee on redemptions from a master fund (up to 2%) or a redemption gate to temporarily restrict redemptions from a master fund for up to 10 business days (in any
90‑day period) in the event that such master fund’s “weekly liquid assets” fall below certain designated thresholds. The impact of any such liquidity fee or redemption gate will flow through to the relevant feeder fund, which will implement a corresponding liquidity fee or redemption gate. Weekly liquid assets generally include cash, direct obligations of the US government, certain other US government or agency securities, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If either master fund’s weekly liquid assets fall below 30% of the master fund’s total assets, the master fund’s board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption.
Liquidity fees and redemption gates are most likely to be imposed only during times of extraordinary market stress or exceptional circumstances pertaining to a fund. The imposition and termination of a liquidity fee or redemption gate will be reported by a fund to the SEC on Form N-CR. Such information will also be available on the funds’ website (https://www.ubs.com/usmoneymarketfunds). In addition, a fund may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. A fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must be submitted to a fund if you wish to redeem your shares after the redemption gate has been lifted.

33

UBS Series Funds

Each master fund’s board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a master fund and its interestholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a master fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a fund may cease selling shares or subject the purchase of shares to certain conditions, which may include affirmation of the investor’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a fund. Each master fund’s board may, in its discretion, permanently suspend redemptions and liquidate a master fund and, thus, its corresponding feeder fund, if, among other things, a master fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Market timing
Frequent purchases and redemptions of fund shares could increase each fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of each fund’s portfolio, which could impact each fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the funds offered in this prospectus, are not targets of abusive trading practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding. In determining net asset value, each master fund values its securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each feeder fund buys the corresponding master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to a fund and the amount due at maturity. Each fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.
The net asset value per share for UBS Prime Reserves Fund is normally determined nine times each business day, every hour on the hour, beginning at 9:00 a.m. (Eastern time) and concluding at 5:00 p.m.

34

UBS Series Funds

(Eastern time). The net asset value per share for UBS Tax-Free Reserves Fund is normally determined four times each business day, at 9:00 a.m. (Eastern time), 10:00 a.m. (Eastern time), 11:00 a.m. (Eastern time) and 12:00 noon (Eastern time).
Your price for buying or selling shares will be based upon the net asset value that is next calculated after the fund receives your order.
On any day that a fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under “Buying shares,” the time for determination of the fund’s net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day even though it normally prices its shares more frequently.
The funds’ board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to a fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent the current market value. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.
Each fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects each fund’s proportionate interest in the net assets of its corresponding master fund. Each master fund generally values securities and other instruments in a manner as described in that master fund’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Prime CNAV Master Fund and Tax-Free Master Fund, which are the master funds in which the funds invest their assets. UBS AM also acts as the administrator for the funds. As investment advisor, UBS AM makes the master funds’ investment decisions. It buys and sells securities for the master funds and conducts the research that leads to the purchase and sale decisions.

35

UBS Series Funds

UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.
Advisory and administration fees
UBS AM’s contract fee for the advisory and administrative services it provides to each master fund is based on the following fee schedule:

$0 – $30 billion	0.1000%
Above $30 billion up to $40 billion	0.0975%
Above $40 billion up to $50 billion	0.0950%
Above $50 billion up to $60 billion	0.0925%
Above $60 billion	0.0900%
UBS AM’s contract fee for the administrative services it provides to each feeder fund is 0.08% of each feeder fund’s average daily net assets.
In exchange for these fees, UBS AM has agreed to bear all of the funds’ expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the funds, including any transaction costs. Although UBS AM is not obligated to pay the fees and expenses of the funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be less than 0.01% of each fund’s average daily net assets.
UBS AM received an effective fee of 0.18% and 0.12% of the average daily net assets of each of UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund, respectively, for its services in the funds’ last fiscal year which ended April 30, 2021 (includes fees allocated from related master fund).
UBS AM may voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance.
A discussion regarding the basis for the board’s approval of the Management Agreement between UBS AM and Master Trust with respect to Prime CNAV Master Fund and Tax‑Free Master Fund is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2020.
Master-feeder structure. UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund are “feeder funds” that invest all of their assets in “master funds”—Prime CNAV Master Fund and Tax-Free Master Fund, respectively. The feeder funds and their respective master funds have the same investment objectives.
The master funds may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to their investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s Trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the feeder fund’s assets,

36

UBS Series Funds

they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.
Other information
To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
Each fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.
Each fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.
Shares of each fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.
You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (if you purchased your shares through a financial intermediary) or the transfer agent (if you purchased your shares directly).
While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
Taxes
The dividends that you receive from UBS Prime Reserves Fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by the fund are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.
Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.

37

UBS Series Funds

Each fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
The dividends that you receive from UBS Tax-Free Reserves Fund generally are not subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by UBS Tax-Free Reserves Fund may be included in computing such taxes. The dividends received from UBS Tax-Free Reserves Fund are generally subject to any applicable state taxes.
The general exemption from federal taxes for dividends paid by UBS Tax-Free Reserves Fund will not benefit investors in tax-sheltered retirement plans or other entities or individuals not subject to federal taxes. Further, distributions by tax-sheltered retirement plans are generally taxable even if earnings are derived from tax-exempt dividends. As a result, UBS Tax-Free Reserves Fund is generally not an appropriate investment for tax-sheltered retirement plans.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-residents will generally be subject to a 30% withholding tax (or lower applicable treaty rate).
Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor.
There is additional information on taxes in the funds’ SAI.

38

UBS Series Funds

Disclosure of portfolio holdings and other information
Each fund is a “feeder fund” that invests in securities through an underlying master fund. Each fund and the corresponding master fund have the same investment objective.
Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. Each fund’s Forms N‑CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the funds upon request by calling 1‑800‑647 1568. The semiannual and annual reports for each fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.
Each fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the related master fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of such master fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, each fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. Each fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily (in the case of UBS Prime
Reserves Fund) and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in the shares of each fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about each fund at the above referenced UBS website internet address.
Additionally, an abbreviated portfolio holdings report for the master fund in which UBS Prime Reserves Fund invests is available on a weekly basis. (The abbreviated weekly portfolio holdings report contains less information about each holding.) This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfundsholdings. Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the website at least one day prior to other public dissemination.
The weekly portfolio holdings information postings will continue to remain available on the website, along with any more current holdings information, at least until the date on which a fund files its portfolio holdings information with the SEC on Forms N-CSR for the period that included the date as of which the website information is current. (For example, a fund files its annual report for its most recent fiscal year ended April 30th with the SEC on Form N‑CSR around the beginning of July. Weekly portfolio holdings information for periods ended April 30th could

39

UBS Series Funds

be removed from the website once the annual report is filed, but not until then.)
Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

40

UBS Series Funds: UBS Prime Reserves Fund

Financial highlights

The following financial highlights tables are intended to help you understand the financial performance for UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund for the past five years.
Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the funds. You may obtain copies of the funds’ Annual Report without charge by calling 1-888-547 FUND.

41

UBS Series Funds: UBS Prime Reserves Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.001	0.018	0.022	0.012	0.005
Net realized gain (loss)	0.000 [1]	0.000 [1]	—	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.001	0.018	0.022	0.012	0.005
Dividends from net investment income	(0.001)	(0.018)	(0.022)	(0.012)	(0.005)
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.001)	(0.018)	(0.022)	(0.012)	(0.005)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.10%	1.82%	2.19%	1.24%	0.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income (loss)[3]	0.12%	1.77%	2.20%	1.28%	0.58%
Supplemental data:
Net assets, end of year (000’s)	$2,021,456	$3,830,044	$2,799,959	$1,594,687	$742,674

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

42

UBS Series Funds: UBS Tax-Free Reserves Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [1]	0.011	0.013	0.008	0.004
Net realized gain (loss)	—	—	—	—	0.000 [1]
Net increase (decrease) from operations	0.000 [1]	0.011	0.013	0.008	0.004
Dividends from net investment income	(0.000)[1]	(0.011)	(0.013)	(0.008)	(0.004)
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.011)	(0.013)	(0.008)	(0.004)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	1.15%	1.30%	0.83%	0.38%
Ratios to average net assets:
Expenses before fee waivers/Trustees’ fees reimbursement[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers/Trustees’ fees reimbursement[3]	0.12%	0.18%	0.18%	0.18%	0.18%
Net investment income (loss)[3]	0.01%	1.13%	1.29%	0.84%	0.44%
Supplemental data:
Net assets, end of year (000’s)	$673,846	$1,973,068	$1,677,875	$1,936,271	$1,369,824

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

43

UBS Series Funds: Appendix A

Additional information regarding purchases and redemptions

The funds are open for business each day that the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”) and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. One or more of these will be closed on the observance of the holidays listed below. In addition, UBS Prime Reserves Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for purchases and redemptions for UBS Tax-Free Reserves Fund is noon (Eastern time).) Those days SIFMA has recommended that the bond markets close early remaining through 2021 and for 2022 are listed below.

Holidays (observed)	Early close
Labor Day (September 6, 2021)	—
Columbus Day (October 11, 2021)	—
Veterans Day (November 11, 2021)	—
Thanksgiving Day (November 25, 2021)	November 26, 2021
Christmas Day (December 24, 2021)	December 23, 2021
New Year’s Day (December 31, 2021)[1]	December 31, 2021[1]
Martin Luther King Day (January 17, 2022)	—
Presidents Day (February 21, 2022)	—
Good Friday (April 15, 2022)	April 14, 2022
Memorial Day (May 30, 2022)	May 27, 2022
Juneteenth (June 20, 2022)
Independence Day (July 4, 2022)	July 1, 2022
Labor Day (September 5, 2022)	—
Columbus Day (October 10, 2022)	—
Veterans Day (November 11, 2022)	—
Thanksgiving Day (November 24, 2022)	November 25, 2022
Christmas Day (December 26, 2022)	December 23, 2022
New Year’s Day (January 2, 2023)	December 30, 2022

[1]
December 31, 2021 has been designated as a holiday by the Federal Reserve Bank of New York. The NYSE will be open on December 31, 2021 and SIFMA has recommended that the bond markets close early on that day. In accordance with the funds’ policy, the funds will be closed for the entire day on December 31, 2021.

44

If you want more information about the funds, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about each fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and their SAI by contacting the funds directly at 1‑800‑647 1568. The funds’ annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet address: https:// www.ubs.com/usmoneymarketfunds. You may also request other information about the funds and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the funds:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
UBS Series Funds
—UBS Prime Reserves Fund
—UBS Tax-Free Reserves Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
S1600

Money Market Funds
Prospectus  |  August 27, 2021
Includes:
•	UBS Prime Reserves Fund
•	UBS Tax-Free Reserves Fund

Money Market Funds
Prospectus | August 27, 2021
Includes:
•	UBS Prime Preferred Fund: UPPXX
•	UBS Tax-Free Preferred Fund: SFPXX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The funds are not a complete or balanced investment program.

2

UBS Prime Preferred Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
Fee waiver[1]	0.04
Total annual fund operating expenses after fee waiver[1]	0.14
*
The fund invests in securities through an underlying master fund, Prime CNAV Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Prime CNAV Master Fund, including management fees allocated from Prime CNAV Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

[1]
The fund and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees so that the total ordinary operating expenses of the fund through August 31, 2022, do not exceed 0.14%. The fee waiver agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Prime Preferred Fund	$14	$54	$97	$226
*	Except that the expenses reflect the effects of the fund’s fee waiver agreement for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the fund is permitted to seek to maintain a stable price per share.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.

4

The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below a required minimum because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value (“NAV”) per share.

5

Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Asset-backed securities risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor

6

becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

7

UBS Prime Preferred Fund Annual Total Returns
Total return (2017 was the fund’s first full calendar year)

Total return January 1 to June 30, 2021: 0.01%
Best quarter during years shown—1Q 2019: 0.61%
Worst quarter during years shown—4Q 2020: 0.02%
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.56%
Life of fund (inception date January 19, 2016)	1.24
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons, and the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing 60 days’ written notice. If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1-888-547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for initial purchases generally is $50,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial

8

Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

9

UBS Tax-Free Preferred Fund
Fund summary

Investment objective
Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees	0.18%
Distribution and/or service (12b-1) fees	None
Other expenses**	None
Total annual fund operating expenses	0.18
Fee waiver[1]	0.04
Total annual fund operating expenses after fee waiver[1]	0.14
*
The fund invests in securities through an underlying master fund, Tax-Free Master Fund. This table reflects the direct expenses of the fund and its share of the expenses of Tax-Free Master Fund, including management fees allocated from Tax-Free Master Fund. Management fees are comprised of investment advisory and administration fees.

**
“Other expenses” do not include miscellaneous expenses, such as trustee expenses, for which UBS Asset Management (Americas) Inc. (“UBS AM”) reimburses the fund. These other expenses are expected to be less than 0.01% of the average daily net assets of the fund.

[1]
The fund and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees so that the total ordinary operating expenses of the fund through August 31, 2022, do not exceed 0.14%. The fee waiver agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM.

10

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Tax-Free Preferred Fund	$12	$52	$95	$224
*	Except that the expenses reflect the effects of the fund’s fee waiver agreement for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality, municipal money market instruments.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax. Investments that are subject to the alternative minimum tax are not counted towards satisfying the 80% test in the foregoing sentence. Under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the fund is permitted to seek to maintain a stable price per share.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.

11

Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below a required minimum because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its NAV per share.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.

12

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

13

UBS Tax-Free Preferred Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0049%)
Best quarter during years shown—2Q 2019: 0.39%
Worst quarters during years shown—1Q 2013; 1Q 2014; 1Q 2015: 0.00% (Actual total returns were 0.0025%)
Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.37%
Five years	0.77
Ten years	0.40
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons, and the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing 60 days’ written notice. If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. This includes the ability to buy fund shares through a UBS Financial Services Inc. Financial Advisor using that firm’s automated order entry system. The minimum investment level for

14

initial purchases generally is $50,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary, including through UBS Financial Services Inc.’s automated order entry system). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends you receive from the fund generally are not subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Distributions of any capital gains are generally subject to federal income tax.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

15

UBS Series Funds

More information about the funds

Additional information about the investment objectives
Each fund’s investment objective may not be changed without shareholder approval.
Additional information about investment strategies
UBS Prime Preferred Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market securities.
UBS Prime Preferred Fund is classified by UBS AM as an “ESG-integrated” fund. UBS Prime Preferred Fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. UBS Prime Preferred Fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
UBS Tax-Free Preferred Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, municipal money market investments. Under normal circumstances, UBS Tax-Free Preferred Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax.
UBS Tax-Free Preferred Fund’s 80% policy is a “fundamental policy.” This means that the fund may not deviate from its 80% policy without the approval of its shareholders.
Like all money market funds, each of the funds is subject to maturity, quality, diversification and liquidity requirements pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, (“Rule 2a‑7”), designed to help it maintain a stable price of $1.00 per share. Each of the funds’ investment strategies are designed to comply with these requirements. Each of the funds may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
Each fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” each fund is permitted to seek to maintain a stable share price.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to

16

UBS Series Funds

shifts in fiscal and monetary policy. These techniques include varying each fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
Additional information about principal risks
The main risks of investing in the funds are described below. As indicated below, not all of these risks apply to each fund. The fund(s) to which the main risks apply are noted below.
Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds’ Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk (Both funds). Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality investments are subject to some credit risk. The credit quality of an issuer or counterparty can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.
Interest rate risk (Both funds). The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.
A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund’s portfolio holdings may have an adverse impact on a fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its NAV per share.
Market risk (Both funds). The risk that the market value of a fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and

17

UBS Series Funds

events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”) and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the funds’ operations.
Liquidity risk (Both funds). The funds’ investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the funds may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect a fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk (Both funds). There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund.
Concentration risk (UBS Prime Preferred Fund). UBS Prime Preferred Fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, UBS Prime Preferred Fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Financial services sector risk (Both funds). Investments in the financial services sector may be particularly affected by economic cycles, business

18

UBS Series Funds

developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
Asset-backed securities risk (UBS Prime Preferred Fund). The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
US Government securities risk (UBS Prime Preferred Fund). Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.
Repurchase agreements risk (UBS Prime Preferred Fund). Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

19

UBS Series Funds

Foreign investing risk (UBS Prime Preferred Fund). UBS Prime Preferred Fund may invest in foreign money market instruments that are denominated in US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Municipal securities risk (Both funds). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest or, with respect to UBS Tax-Free Preferred Fund, the tax-exempt status of a fund’s dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall and, with respect to UBS Tax-Free Preferred Fund, might adversely affect the tax-exempt status of a fund’s investments or of the dividends that a fund pays. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
Additional (non-principal) risks
LIBOR replacement risk. Certain variable- and floating- rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market,

20

UBS Series Funds

although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Political risk (UBS Tax-Free Preferred Fund). With respect to UBS Tax-Free Preferred Fund, political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund’s dividends. In addition, changes to policies regarding the funding of municipalities by local, state or federal governments could adversely affect the value of such municipal securities held by the fund. These developments could also cause the value of a fund’s municipal money market instruments to fall.
Securities lending risk (Both funds). Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds’ lending agent.
Structured security risk (UBS Tax-Free Preferred Fund). The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
Defensive positions for UBS Tax-Free Preferred Fund. During adverse market conditions or when the advisor believes there is an insufficient supply of the municipal securities in which Tax-Free Master Fund primarily invests, the fund may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving the fund’s investment objective during the periods that they are held and may entail additional risks (such as those to which UBS Prime Preferred Fund is subject).
Temporary and defensive positioning (Both funds). During adverse market conditions or when the advisor believes there is an insufficient supply of

21

UBS Series Funds

appropriate money market securities in which to invest, a fund may temporarily hold uninvested cash in lieu of such investments. UBS Prime Preferred Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Prime Preferred Fund may, however, invest less than 25% of its total assets in this group of industries as a defensive measure.
During periods when such temporary or defensive positions are held, a fund may not be able to fully pursue its investment objective. Such positions may also subject a fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

22

UBS Series Funds

Managing your fund account

The following pages tell you how to buy, sell and exchange shares of each fund.
Investments in each fund are intended to be limited to accounts beneficially owned by natural persons. Natural persons may invest in the funds through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts having an institutional decision maker (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts) with ultimate investment authority held by the natural person beneficial owner. (As noted under “Taxes” below, UBS Tax-Free Preferred Fund is generally not an appropriate investment for tax-sheltered retirement plans and similar arrangements.) Each fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Each fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing sufficient notice.
Financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by a fund or its principal underwriter/distributor to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. The funds reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.
If, pursuant to authorization from the fund, a financial intermediary accepts trade orders on the fund’s behalf, upon the fund’s reasonable request, the financial intermediary is expected to promptly provide the fund or the principal underwriter/distributor with information regarding the timing of its acceptance of such trade orders for purposes of, among other things, validating which net asset value calculation should be applied to such trades and determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.
If you are buying fund shares directly or through financial intermediaries, you should refer to the following section regarding buying, selling or exchanging fund shares in most cases. If you are buying shares through UBS Financial Services Inc.’s automated purchasing account system, you should direct your request to your financial advisor and refer to the sections below beginning “UBS Financial Services Inc.: automated purchasing accounts” on page 29 of this prospectus.
Buying shares
The funds accept the settlement of purchase orders only in available federal funds deposited by a commercial bank in an account at a Federal Reserve

23

UBS Series Funds

Bank, which can be transferred to a similar account of another bank in one day and may be made immediately available to a fund through its custodian.
You may buy fund shares through financial intermediaries who are authorized to accept purchase orders on behalf of the funds. If you buy fund shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
If you do not use a financial intermediary, you may also buy fund shares directly by calling the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), at 1-888-547 FUND and speaking to a representative. If you buy fund shares directly, you will need to complete an account application in connection with your initial purchase. You can get a copy of the application from UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), or a financial intermediary or by calling the transfer agent toll-free 1-888-547 FUND.
You buy shares based upon the net asset value next determined after receipt of your purchase order in good form by the transfer agent. A fund must receive payment on the same day. Your purchase order will be effective only if (1) you or your financial intermediary wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”), and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time. Financial intermediaries may impose additional guidelines for when orders must be placed.

For UBS Prime Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

24

UBS Series Funds

For UBS Tax-Free Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Preferred Fund does not accept purchase orders received after 12:00 (noon) (Eastern time).
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Prime Preferred Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for purchases and redemptions for the Tax-Free Fund is noon (Eastern time).) Appendix A to this prospectus lists the SIFMA US “early closing” holiday recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently. UBS AM (US) may return without notice money wired to a fund if the investor fails to place a corresponding share purchase order.
Wire instructions. You may instruct your bank to transfer federal funds by wire to:

Bank Name:	Bank of New York Mellon
ABA:	011001234
Credit:	000073-5515
BNY Mellon Investment Servicing
(US) Inc. as Agent for UBS Funds
Further Credit:	Beneficiary Fund/Account Number
(Shareholder account number)
You should not wire money directly to the funds’ transfer agent if your shares are held in “street name,” as described above in “Buying shares.” A financial intermediary or your bank may impose a service charge for wire transfers.
Minimum investment. The minimum investment level for initial purchases of UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund generally is $50,000,000.
Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.

25

UBS Series Funds

Electronic trade entry. The funds may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. This option is not available if your shares are held in “street name,” as described above in “Buying shares.” For more information about this option and its availability, contact your investment professional at your financial intermediary, or contact the transfer agent at
1-888-547 FUND.
Selling shares
You may sell your shares through financial intermediaries that are authorized to accept redemption requests. If you sell your shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also sell your shares by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order.
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Prime Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Tax-Free Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Preferred Fund does not accept redemption orders received after 12:00 (noon) (Eastern time) (and therefore, orders for UBS Tax-Free Preferred Fund received after that time will not be in good form).

26

UBS Series Funds

As noted above under “Buying shares,” UBS Prime Preferred Fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds. Proceeds from the sale will be wired to one or more accounts you have designated. If a redemption order is received by 5:00 p.m. (Eastern time) (noon (Eastern time) in the case of UBS Tax-Free Preferred Fund), the proceeds ordinarily will be transmitted in federal funds on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day to the accounts noted above.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account or your account at your financial intermediary may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), a financial intermediary nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
The transfer agent will process orders to sell shares only if you have on file with it a properly completed account application (including any information that the fund or the transfer agent may require to confirm eligibility) with a signature guarantee (if you have previously completed one in connection with a direct purchase of fund shares), or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application or account records.
A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The transfer agent will not accept signature guarantees that are not part of these programs.
Typically, redemptions of fund shares will be made by the funds wiring a cash payment or a deposit into your account. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your investment professional at your financial intermediary or call the transfer agent at 1‑888‑547 FUND.
Exchanging shares
You may exchange shares of a fund for shares of the other fund offered in this prospectus or of UBS Select Treasury Preferred Fund and of UBS Select Government Preferred Fund.

27

UBS Series Funds

The minimums noted above in “Buying shares” do not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each fund are normally accepted up until noon (Eastern time) for UBS Tax-Free Preferred Fund and 5:00 p.m. (Eastern time) for UBS Prime Preferred Fund. Exchange orders received after those times will not be effected, and you or your financial intermediary will have to place an exchange order before those times on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
You can place an exchange order through a financial intermediary. The financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You can also place an exchange order by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. The transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to

28

UBS Series Funds

maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the US Securities and Exchange Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/ or suspended redemption of shares and payment in accordance with federal securities laws; or (6) if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates” below).
A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above.
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an account at UBS Financial Services Inc. and prefer the features of an Automated Purchasing Account (as described below), ask your Financial Advisor to help you to open an Automated Purchasing Account. You will need to redeem your shares in your Direct Purchasing Account (as described below) and to transfer the proceeds to a new Automated Purchasing Account. More information regarding Automated Purchasing Accounts is provided below.
UBS Financial Services Inc.: automated purchasing accounts
Initial purchases made through UBS Financial Services Inc. can be made in one of two ways. The purchases can be made by your Financial Advisor directly with a fund (a “Direct Purchasing Account”) or can be entered through that firm’s order entry system (an “Automated Purchasing Account”). Your account will be established as an Automated Purchasing Account unless you instruct your Financial Advisor otherwise. Automated Purchasing Accounts will have

29

UBS Series Funds

certain benefits but do not have certain features available to Direct Purchasing Accounts.
If you have an Automated Purchasing Account, you should direct all your requests to buy, sell or exchange shares directly to your Financial Advisor. The following sections provide information regarding Automated Purchasing Accounts; procedures related to Direct Purchasing Accounts are described above under “Managing your fund account.”
Buying shares
When you instruct your Financial Advisor to buy shares on your behalf, your account at UBS Financial Services Inc. will automatically be debited, and UBS Financial Services Inc. will wire funds on your behalf. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund. Shares are available to Automated Purchasing Accounts as an economical and convenient means to invest short-term funds.
You buy shares based upon the net asset value next determined after receipt of your purchase order in good form by the transfer agent. The fund must receive payment on the same day. Your purchase order will be effective only if (1) UBS Financial Services Inc. wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the NYSE, and the principal bond markets (as recommended by SIFMA) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Prime Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Tax-Free Preferred Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Preferred Fund does not accept purchase orders received after 12:00 (noon) (Eastern time).
Each fund may advance the time by which orders to buy or sell its shares must be received by the transfer

30

UBS Series Funds

agent on any day that the NYSE closes early because trading has been halted for the day. UBS Prime Preferred Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. Appendix A to this prospectus lists the SIFMA US holiday “early closing” recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.
Minimum investment. The minimum investment level for initial purchases of UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund generally is $50,000,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If your fund account balance has fallen below the respective minimum initial investment amount indicated above, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after that purchase.
Selling shares
You must place your sell order directly with your Financial Advisor. Your Financial Advisor is responsible for making sure that your order is promptly sent to a fund.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order.
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Prime Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

31

UBS Series Funds

For UBS Tax-Free Preferred Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Preferred Fund does not accept redemption orders received after 12:00 (noon) (Eastern time) (and therefore, orders for UBS Tax-Free Preferred Fund received after that time will not be in good form).
As noted above under “Buying shares,” UBS Prime Preferred Fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in federal funds wired directly to UBS Financial Services Inc. for credit to your account. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired on the same day.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your account at UBS Financial Services Inc. may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), UBS Financial Services Inc. nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
Typically, redemptions of fund shares will be made by the fund wiring a cash payment. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your Financial Advisor or call the transfer agent at 1-888-547 FUND.
Exchanging shares
You must place your exchange order directly with your Financial Advisor, who is responsible for sending the order to the transfer agent.
You may exchange shares of a fund for shares of the other fund offered in this prospectus or of UBS Select Treasury Preferred Fund and of UBS Select Government Preferred Fund.
The minimums noted above in “Buying shares” do not apply to initial purchases made through an exchange of shares. All exchanges are based upon the net asset value that is next calculated after the fund receives your order.
Exchange orders for each fund are normally accepted up until noon (Eastern time) for UBS Tax-Free Preferred Fund and 5:00 p.m. (Eastern time) for UBS Prime Preferred Fund. Exchange orders received after those times will not be effected, and

32

UBS Series Funds

you will need to instruct your Financial Advisor to place an exchange order before those times on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. Otherwise the transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with UBS Financial Services Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or Financial Advisor for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, each

33

UBS Series Funds

fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates” below).
UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
If you currently have an Automated Purchasing Account and prefer the features of a Direct Purchasing Account as described above, ask your Financial Advisor to help you to open a Direct Purchasing Account. You need to complete an account application (including any information that the fund or the financial intermediary may require to confirm eligibility) when establishing a Direct Purchasing Account.
Information on liquidity fees and redemption gates
Pursuant to Rule 2a-7, each master fund’s board is permitted to impose a liquidity fee on redemptions from a master fund (up to 2%) or a redemption gate to temporarily restrict redemptions from a master fund for up to 10 business days (in any 90‑day period) in the event that such master fund’s “weekly liquid assets” fall below certain designated thresholds. The impact of any such liquidity fee or redemption gate will flow through to the relevant feeder fund, which will implement a corresponding liquidity fee or redemption gate. Weekly liquid assets generally include cash, direct obligations of the US government, certain other US government or agency securities, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If either master fund’s weekly liquid assets fall below 30% of the master fund’s total assets, the master fund’s board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption.
Liquidity fees and redemption gates are most likely to be imposed only during times of extraordinary market stress or exceptional circumstances pertaining to a fund. The imposition and termination of a liquidity fee or redemption gate will be reported by a fund to the SEC on Form N-CR. Such information will also be available on the funds’ website (https://www.ubs.com/usmoneymarketfunds). In addition, a fund may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. A fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must

34

UBS Series Funds

be submitted to a fund if you wish to redeem your shares after the redemption gate has been lifted.
Each master fund’s board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a master fund and its interestholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a master fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a fund may cease selling shares or subject the purchase of shares to certain conditions, which may include affirmation of the investor’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a fund. Each master fund’s board may, in its discretion, permanently suspend redemptions and liquidate a master fund and, thus, its corresponding feeder fund, if, among other things, a master fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (“IRS”). If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Market timing
Frequent purchases and redemptions of fund shares could increase each fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of each fund’s portfolio, which could impact each fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the funds offered in this prospectus, are not targets of abusive trading practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding. In determining net asset value, each master fund values its securities at their amortized cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each feeder fund buys the corresponding master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to a fund and the amount due at maturity. Each fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

35

UBS Series Funds

The net asset value per share for UBS Prime Preferred Fund is normally determined nine times each business day, every hour on the hour, beginning at 9:00 a.m. (Eastern time) and concluding at 5:00 p.m. (Eastern time). The net asset value per share for UBS Tax-Free Preferred Fund is normally determined four times each business day, at 9:00 a.m. (Eastern time), 10:00 a.m. (Eastern time), 11:00 a.m. (Eastern time), and 12:00 noon (Eastern time).
Your price for buying or selling shares will be based upon the net asset value that is next calculated after the fund receives your order.
On any day that a fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under “Buying shares,” the time for determination of the fund’s net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day even though it normally prices its shares more frequently.
The funds’ board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to a fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.
Each fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects each fund’s proportionate interest in the net assets of its corresponding master fund. Each master fund generally values securities and other instruments in a manner as described in that master fund’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Prime CNAV Master Fund and Tax-Free Master Fund, which are the master funds in which the funds invest their assets. UBS AM also acts as the administrator for the funds. As investment

36

UBS Series Funds

advisor, UBS AM makes the master funds’ investment decisions. It buys and sells securities for the master funds and conducts the research that leads to the purchase and sale decisions.
UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management world-wide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.
Advisory and administration fees
UBS AM’s contract fee for the advisory and administrative services it provides to each master fund is based on the following fee schedule:

$0 – $30 billion	0.1000%
Above $30 billion up to $40 billion	0.0975%
Above $40 billion up to $50 billion	0.0950%
Above $50 billion up to $60 billion	0.0925%
Above $60 billion	0.0900%
UBS AM’s contract fee for the administrative services it provides to each feeder fund is 0.08% of each feeder fund’s average daily net assets.
In exchange for these fees, UBS AM has agreed to bear all of the funds’ expenses other than interest, taxes, extraordinary costs and the cost of securities purchased and sold by the funds, including any transaction costs. Although UBS AM is not obli-
gated to pay the fees and expenses of the funds’ independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS AM estimates that these fees and expenses will be less than 0.01% of each fund’s average daily net assets.
UBS AM received an effective fee of 0.14% and 0.12% of the average daily net assets of each of UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund, respectively, for its services in the funds’ last fiscal year which ended April 30, 2021 (includes fees allocated from related master fund). These fees reflect fee waivers pursuant to a fee waiver agreement.
UBS AM may further voluntarily waive fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance.
A discussion regarding the basis for the board’s approval of the Management Agreement between UBS AM and Master Trust with respect to Prime CNAV Master Fund and Tax-Free Master Fund is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2020.
Master-feeder structure. UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund are “feeder funds” that invest all of their assets in “master funds”—Prime CNAV Master Fund and Tax-Free Master Fund, respectively. The feeder funds and their respective master funds have the same investment objectives.
The master funds may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to their investment in the master fund. Each feeder fund can set

37

UBS Series Funds

its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s Trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.
Other information
To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
Each fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.
Each fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.
Shares of each fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.
You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (if you purchased your shares through a financial intermediary) or the transfer agent (if you purchased your shares directly).
While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
Taxes
The dividends that you receive from UBS Prime Preferred Fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by the fund are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.
Some states and localities do not tax dividends that are attributable to interest on certain government

38

UBS Series Funds

securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.
Each fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
The dividends that you receive from UBS Tax-Free Preferred Fund generally are not subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by UBS Tax-Free Preferred Fund may be included in computing such taxes. The dividends received from UBS Tax-Free Preferred Fund are generally subject to any applicable state taxes.
The general exemption from federal taxes for dividends paid by UBS Tax-Free Preferred Fund will not benefit investors in tax-sheltered retirement plans or other entities or individuals not subject to federal taxes. Further, distributions by tax-sheltered retirement plans are generally taxable even if earnings are derived from tax-exempt dividends. As a result, UBS Tax-Free Preferred Fund is generally not an appropriate investment for tax-sheltered retirement plans.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-residents will generally be subject to a 30% withholding tax (or lower applicable treaty rate).
Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds’ SAI.

39

UBS Series Funds

Disclosure of portfolio holdings and other information
Each fund is a “feeder fund” that invests in securities through an underlying master fund. Each fund and the corresponding master fund have the same investment objective.
Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. Each fund’s Forms N‑CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the funds upon request by calling 1‑800‑647 1568. The semiannual and annual reports for each fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.
Each fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the related master fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of such master fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, each fund will file with the SEC on Form N‑MFP, within five business days after the end of each month, more detailed portfolio holdings information. Each fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily (in the case of UBS Prime Preferred Fund) and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in the shares of each fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about each fund at the above referenced UBS website internet address.
Additionally, an abbreviated portfolio holdings report for the master fund in which UBS Prime Preferred Fund invests is available on a weekly basis. (The abbreviated weekly portfolio holdings report contains less information about each holding.) This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the website at least one day prior to other public dissemination.
The weekly portfolio holdings information postings will continue to remain available on the website, along with any more current holdings information, at least until the date on which a fund files its portfolio holdings information with the SEC on Forms N‑CSR for the period that included the date as of which the website information is current. (For example, a fund files its annual report for its most recent fiscal year ended April 30th with the SEC on Form N-CSR around the beginning of July. Weekly portfolio holdings

40

UBS Series Funds

information for periods ended April 30th could be removed from the website once the annual report is filed, but not until then.)
Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

41

UBS Series Funds

Financial highlights

The following financial highlights tables are intended to help you understand the financial performance for UBS Prime Preferred Fund and UBS Tax-Free Preferred Fund for the past five years.
Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the funds. You may obtain copies of the funds’ Annual Report without charge by calling 1-888-547 FUND.

42

UBS Series Funds: UBS Prime Preferred Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.001	0.018	0.023	0.013	0.006
Net realized gain (loss)	0.000 [1]	0.000 [1]	—	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.001	0.018	0.023	0.013	0.006
Dividends from net investment income	(0.001)	(0.018)	(0.023)	(0.013)	(0.006)
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.001)	(0.018)	(0.023)	(0.013)	(0.006)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.13%	1.86%	2.23%	1.28%	0.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers and/or expense reimbursements[3]	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)[3]	0.14%	1.72%	2.21%	1.25%	0.62%
Supplemental data:
Net assets, end of year (000’s)	$1,421,887	$1,261,243	$554,709	$403,597	$502,930

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

43

UBS Series Funds: UBS Tax-Free Preferred Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [1]	0.012	0.013	0.009	0.004
Net realized gain (loss)	—	—	—	—	—
Net increase (decrease) from operations	0.000 [1]	0.012	0.013	0.009	0.004
Dividends from net investment income	(0.000)[1]	(0.012)	(0.013)	(0.009)	(0.004)
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.012)	(0.013)	(0.009)	(0.004)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.02%	1.19%	1.34%	0.87%	0.42%
Ratios to average net assets:
Expenses before fee waivers[3]	0.18%	0.18%	0.18%	0.18%	0.18%
Expenses after fee waivers[3]	0.12%	0.14%	0.14%	0.14%	0.14%
Net investment income (loss)[3]	0.03%	1.12%	1.28%	0.89%	0.53%
Supplemental data:
Net assets, end of year (000’s)	$35,891	$280,243	$406,314	$1,263,859	$899,845

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

44

UBS Series Funds: Appendix A

Additional information regarding purchases and redemptions

The funds are open for business each day that the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”) and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. One or more of these will be closed on the observance of the holidays listed below. In addition, UBS Prime Preferred Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for purchases and redemptions for UBS Tax-Free Preferred Fund is noon (Eastern time).) Those days SIFMA has recommended that the bond markets close early remaining through 2021 and for 2022 are listed below.

Holidays (observed)	Early close
Labor Day (September 6, 2021)	—
Columbus Day (October 11, 2021)	—
Veterans Day (November 11, 2021)	—
Thanksgiving Day (November 25, 2021)	November 26, 2021
Christmas Day (December 24, 2021)	December 23, 2021
New Year’s Day (December 31, 2021)[1]	December 31, 2021[1]
Martin Luther King Day (January 17, 2022)	—
Presidents Day (February 21, 2022)	—
Good Friday (April 15, 2022)	April 14, 2022
Memorial Day (May 30, 2022)	May 27, 2022
Juneteenth (June 20, 2022)
Independence Day (July 4, 2022)	July 1, 2022
Labor Day (September 5, 2022)	—
Columbus Day (October 10, 2022)	—
Veterans Day (November 11, 2022)	—
Thanksgiving Day (November 24, 2022)	November 25, 2022
Christmas Day (December 26, 2022)	December 23, 2022
New Year’s Day (January 2, 2023)	December 30, 2022

[1]
December 31, 2021 had been designated as a holiday by the Federal Reserve Bank of New York. The NYSE will be open on December 31, 2021 and SIFMA has recommended that the bond markets close early on that day. In accordance with the funds’ policy, the funds will be closed for the entire day on December 31, 2021.

45

If you want more information about the funds, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about each fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and their SAI by contacting the funds directly at 1-800-647 1568. The funds’ annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the funds and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the funds:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

UBS Series Funds
—UBS Prime Preferred Fund
—UBS Tax-Free Preferred Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
S1599

Money Market Funds
Prospectus  |  August 27, 2021
Includes:
•	UBS Prime Preferred Fund
•	UBS Tax-Free Preferred Fund

Money Market Funds
Prospectus | August 27, 2021
Includes:
•	UBS Prime Investor Fund: UPIXX
•	UBS Tax-Free Investor Fund: SFRXX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The funds are not a complete or balanced investment program.

2

UBS Prime Investor Fund
Fund summary

Investment objective
Maximum current income consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Distribution (12b-1) fees		0.25
Other expenses		0.13
Shareholder servicing fee	0.10
Miscellaneous expenses	0.03
Total annual fund operating expenses		0.58
Fee waiver/expense reimbursement[1]		0.08
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]		0.50
*
The fund invests in securities through an underlying master fund, Prime CNAV Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Prime CNAV Master Fund, including management fees allocated from Prime CNAV Master Fund. Management fees are comprised of investment advisory and administration fees.

[1]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through August 31, 2022 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.50%. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap in place at the time the fee was waived. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Prime Investor Fund	$51	$178	$316	$718
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement, including any recoupments, for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;
•	repurchase agreements;
•	obligations of issuers in the financial services group of industries;
•	commercial paper, other corporate obligations and asset-backed securities; and
•	municipal money market instruments.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars. The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the fund is permitted to seek to maintain a stable price per share.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.
The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact

4

investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below a required minimum because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value (“NAV”) per share.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share

5

price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non‑US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Asset-backed securities risk: The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

6

Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Prime Investor Fund Annual Total Returns
Total return (2017 was the fund’s first full calendar year)

Total return January 1 to June 30, 2021: 0.00% (Actual total return was 0.0050%)
Best quarter during years shown—1Q 2019: 0.54%
Worst quarters during years shown—3Q & 4Q 2020: (Actual total returns were 0.0025%)

7

Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793 8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.36%
Life of fund (inception date January 19, 2016)	0.95
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons, and the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing 60 days’ written notice. If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. The minimum investment level for initial purchases generally is $1,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax-exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax-exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

UBS Tax-Free Investor Fund
Fund summary

Investment objective
Maximum current income exempt from federal income tax consistent with liquidity and the preservation of capital.
Fees and expenses of the fund
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.
You may pay other fees, such as fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Maximum front-end sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management fees		0.20%
Distribution (12b-1) fees		0.25
Other expenses		0.19
Shareholder servicing fee	0.10
Miscellaneous expenses	0.09
Total annual fund operating expenses		0.64
Fee waiver/expense reimbursement[1]		0.14
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1]		0.50
*
The fund invests in securities through an underlying master fund, Tax-Free Master Fund. This table reflects the direct expenses of the fund and its share of expenses of Tax-Free Master Fund, including management fees allocated from Tax-Free Master Fund. Management fees are comprised of investment advisory and administration fees.

[1]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse the fund so that the fund’s operating expenses through August 31, 2022 (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) would not exceed 0.50%. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the three years following such waived fees/reimbursed expenses without causing the fund’s expenses in any of those three years to exceed the expense cap in place at the time the fee was waived. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

9

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UBS Tax-Free Investor Fund	$51	$191	$343	$785
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement, including any recoupments, for the first year only.
Principal strategies
Principal investments
The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund seeks to achieve its objective by investing in a diversified portfolio of high quality, municipal money market instruments.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax. Investments that are subject to the alternative minimum tax are not counted towards satisfying the 80% test in the foregoing sentence. Under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.
Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.
The fund invests in securities through an underlying master fund. The fund and its corresponding master fund have the same objective. Unless otherwise indicated, references to the fund include the master fund.
The fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” the fund is permitted to seek to maintain a stable price per share.
The fund may be subject to the possible imposition of a liquidity fee and/or temporary redemption gate should certain triggering events occur.

10

Management process
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor. As investment advisor, UBS AM makes the fund’s investment decisions. UBS AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below a required minimum because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:
Credit risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the fund may fail to make payments when due or complete transactions, or they may become less willing or less able to do so.
Interest rate risk: The value of the fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience volatility of its net asset value (“NAV”) per share.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the markets fluctuate, which may affect the fund’s ability to maintain a $1.00 share price. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Liquidity risk: Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results.

11

Financial services sector risk: Investments of the fund in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Performance
Risk/return bar chart and table
The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.
The bar chart shows how the fund’s performance has varied from year to year.
The table that follows the bar chart shows the average annual returns over the various time periods for the fund’s shares.
The fund’s past performance does not necessarily indicate how the fund will perform in the future.

UBS Tax-Free Investor Fund Annual Total Returns
Total return

Total return January 1 to June 30, 2021: 0.01%
Best quarter during years shown—2Q 2019: 0.31%
Worst quarter during years shown—1Q 2011: 0.00% (Actual total return was 0.0024%)

12

Updated performance information is available (1) by contacting your Financial Advisor, (2) by calling 1‑888‑793‑8637 (Option #1) and (3) on the fund’s website at https://www.ubs.com/usmoneymarketfunds.

Average annual total returns (for the periods ended December 31, 2020)

One year	0.27%
Five years	0.53
Ten years	0.27
Investment advisor
UBS AM serves as the investment advisor to the fund.
Purchase & sale of fund shares
Investments in the fund are intended to be limited to accounts beneficially owned by natural persons, and the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. The fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing 60 days’ written notice. If you are buying or selling fund shares directly, you may do so by calling the fund’s transfer agent at 1‑888‑547 FUND. You may also buy and sell fund shares through financial intermediaries who are authorized to accept purchase and sales orders on behalf of the fund. The minimum investment level for initial purchases generally is $1,000. Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level. Shares of the fund may be redeemed in the same manner as they were purchased (i.e., directly or through a financial intermediary). Shares can be purchased and redeemed on any business day on which the Federal Reserve Bank of New York, the New York Stock Exchange and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open (unless a liquidity fee and/or temporary redemption gate has been imposed under exceptional circumstances).
Tax information
The dividends you receive from the fund generally are not subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by the fund may be included in computing such taxes. Distributions of any capital gains are generally subject to federal income tax.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

13

UBS Series Funds

More information about the funds

Additional information about the investment objectives
Each fund’s investment objective may not be changed without shareholder approval.
Additional information about investment strategies
UBS Prime Investor Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market securities.
UBS Prime Investor Fund is classified by UBS AM as
an “ESG-integrated” fund. UBS Prime Investor Fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. UBS Prime Investor Fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
UBS Tax-Free Investor Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality, municipal money market investments. Under normal circumstances, UBS Tax-Free Investor Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in investments, the income from which is exempt from federal income tax.
UBS Tax-Free Investor Fund’s 80% policy is a “fundamental policy.” This means that the fund may not deviate from its 80% policy without the approval of its shareholders.
Like all money market funds, each of the funds is subject to maturity, quality, diversification and liquidity requirements pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”), designed to help it maintain a stable price of $1.00 per share. Each of the funds’ investment strategies are designed to comply with these requirements. Each of the funds may invest in high quality, short-term, US dollar-denominated money market instruments paying a fixed, variable or floating interest rate.
Each fund is a “retail money market fund,” as such term is defined in the rule governing money market funds and related interpretations. “Retail money market funds” are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a “retail money market fund,” each fund is permitted to seek to maintain a stable share price.
UBS AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These tech-

14

UBS Series Funds

niques include varying each fund’s composition and weighted average maturity based upon UBS AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS AM also may buy or sell money market instruments to take advantage of yield differences.
Additional information about principal risks
The main risks of investing in the funds are described below. As indicated below, not all of these risks apply to each fund. The fund(s) to which the main risks apply are noted below.
Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds’ Statement of Additional Information (“SAI”). Information on how you can obtain the SAI can be found on the back cover of this prospectus.
Credit risk (Both funds). Credit risk is the risk that the issuer or guarantor of money market instruments, or the counterparty to a transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even the highest quality investments are subject to some credit risk. The credit quality of an issuer or counterparty can change rapidly due to market developments and may affect the fund’s ability to maintain a $1.00 share price.
Interest rate risk (Both funds). The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.
A fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and a fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for a fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a fund because low or negative yields on a fund’s portfolio holdings may have an adverse impact on a fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience volatility of its NAV per share.
Market risk (Both funds). The risk that the market value of a fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country,

15

UBS Series Funds

region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact a fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent a fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. Moreover, the Securities and Exchange Commission (“SEC”) and certain other US regulators are reviewing the regulation of money market funds and may propose further changes to the rules, including Rule 2a-7, that govern the funds’ operations.
Liquidity risk (Both funds). The funds’ investments may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the funds may have to accept a lower price or may not be able to sell an instrument at all. The inability to sell an instrument could adversely affect a fund’s ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions, or as a result of government intervention, political, social, health, economic or market developments.
Management risk (Both funds). There is the risk that the investment strategies, techniques and risk analyses employed by the advisor may not produce the desired results. The advisor may be incorrect in its assessment of a particular security or assessment of market, interest rate or other trends, which can result in losses to a fund.
Concentration risk (UBS Prime Investor Fund). UBS Prime Investor Fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries, including US banking, non-US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. As a result, UBS Prime Investor Fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Financial services sector risk (Both funds). Investments in the financial services sector may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to

16

UBS Series Funds

increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
Asset-backed securities risk (UBS Prime Investor Fund). The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
US Government securities risk (UBS Prime Investor Fund). Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for asset-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.
Repurchase agreements risk (UBS Prime Investor Fund). Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

17

UBS Series Funds

Foreign investing risk (UBS Prime Investor Fund). UBS Prime Investor Fund may invest in foreign money market instruments that are denominated in US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Municipal securities risk (Both funds). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest or, with respect to UBS Tax-Free Investor Fund, the tax-exempt status of a fund’s dividends. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall and, with respect to UBS Tax-Free Investor Fund, might adversely affect the tax-exempt status of a fund’s investments or of the dividends that a fund pays. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.
Additional (non-principal) risks
LIBOR replacement risk. Certain variable- and floating- rate debt securities that a fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for

18

UBS Series Funds

unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on a fund or the debt securities or other instruments based on LIBOR in which a fund invests cannot yet be determined. Any pricing adjustments to a fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
Political risk (UBS Tax-Free Investor Fund). With respect to UBS Tax-Free Investor Fund, political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund’s dividends. In addition, changes to policies regarding the funding of municipalities by local, state or federal governments could adversely affect the value of such municipal securities held by the fund. These developments could also cause the value of a fund’s municipal money market instruments to fall.
Securities lending risk (Both funds). Securities lending involves the lending of portfolio securities owned by a fund to qualified broker-dealers and financial institutions. When lending portfolio securities, a fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although a fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a fund. In addition, in the event of bankruptcy of the borrower, a fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the funds’ lending agent.
Structured security risk (UBS Tax-Free Investor Fund). The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that the advisor did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss. Structured securities represent a significant portion of the short-term securities markets.
Defensive positions for UBS Tax-Free Investor Fund. During adverse market conditions or when the advisor believes there is an insufficient supply of the municipal securities in which Tax-Free Master Fund primarily invests, the fund may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving the fund’s investment objective during the periods that they are held and may entail additional risks (such as those to which UBS Prime Investor Fund is subject).
Temporary and defensive positioning (Both funds). During adverse market conditions or when

19

UBS Series Funds

the advisor believes there is an insufficient supply of appropriate money market securities in which to invest, a fund may temporarily hold uninvested cash in lieu of such investments. UBS Prime Investor Fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries. UBS Prime Investor Fund may, however, invest less than 25% of its total assets in this group of industries as a defensive measure. During periods when such temporary or defensive positions are held, a fund may not be able to fully pursue its investment objective. Such positions may also subject a fund to additional costs and risks, such as increased exposure to cash held at a custodian bank.

20

UBS Series Funds

Managing your fund account

The following pages tell you how to buy, sell and exchange shares of each fund.
Investments in each fund are intended to be limited to accounts beneficially owned by natural persons. Natural persons may invest in the funds through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts having an institutional decision maker (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts) with ultimate investment authority held by the natural person beneficial owner. (As noted under “Taxes” below, UBS Tax-Free Investor Fund is generally not an appropriate investment for tax-sheltered retirement plans and similar arrangements.) Each fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Each fund reserves the right to repurchase shares in any account that are not beneficially owned by natural persons, after providing sufficient notice.
Financial intermediaries may only submit purchase orders if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries may be required by a fund or its principal underwriter/distributor to provide a written statement or other representation that they have in place, and operate in compliance with, such policies and procedures prior to submitting purchase orders. The funds reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons, after providing advance notice.
If, pursuant to authorization from the fund, a financial intermediary accepts trade orders on the fund’s behalf, upon the fund’s reasonable request, the financial intermediary is expected to promptly provide the fund or the principal underwriter/distributor with information regarding the timing of its acceptance of such trade orders for purposes of, among other things, validating which net asset value calculation should be applied to such trades and determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.
Buying shares
The funds accept the settlement of purchase orders only in available federal funds deposited by a commercial bank in an account at a Federal Reserve Bank, which can be transferred to a similar account of another bank in one day and may be made immediately available to a fund through its custodian.
You may buy fund shares through financial intermediaries who are authorized to accept purchase orders on behalf of the funds. If you buy fund shares through a financial intermediary who holds them in its own name on your behalf (in “street name”), the financial intermediary is responsible for sending the order to the transfer agent. You may

21

UBS Series Funds

not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also buy fund shares directly by calling the funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), at 1-888-547 FUND and speaking to a representative. If you buy fund shares directly, you will need to complete an account application in connection with your initial purchase. You can get a copy of the application from UBS Asset Management (US) Inc., the fund’s distributor (“UBS AM (US)”), or a financial intermediary or by calling the transfer agent toll-free 1‑888‑547 FUND.
You buy shares based upon the net asset value next determined after receipt of your purchase order in good form by the transfer agent. A fund must receive payment on the same day. Your purchase order will be effective only if (1) you or your financial intermediary wires payment in federal funds on the same business day that you place your order, and (2) the wire is actually credited to the fund’s bank account by a Federal Reserve Bank on that day. Otherwise, the order will be rejected. A business day is any day on which the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”), and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. (Holidays are listed on Appendix A to this prospectus.)
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time. Financial intermediaries may impose additional guidelines for when orders must be placed.

For UBS Prime Investor Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Tax-Free Investor Fund:

If a purchase order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

22

UBS Series Funds

UBS Tax-Free Investor Fund does not accept purchase orders received after 12:00 (noon) (Eastern time).
A fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the NYSE closes early because trading has been halted for the day. UBS Prime Investor Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for purchases and redemptions for the Tax-Free Fund is noon (Eastern time).) Appendix A to this prospectus lists the SIFMA US “early closing” holiday recommendations schedule for the remainder of 2021 and for 2022. These “early closing” days most often occur on a business day prior to a national holiday.
The funds, UBS AM and UBS AM (US) have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently. UBS AM (US) may return without notice money wired to a fund if the investor fails to place a corresponding share purchase order.
Wire instructions. You may instruct your bank to transfer federal funds by wire to:

Bank Name:	Bank of New York Mellon
ABA:	011001234
Credit:	000073-5515
BNY Mellon Investment Servicing
(US) Inc. as Agent for UBS Funds
Further Credit:	Beneficiary Fund/Account Number
(Shareholder account number)
You should not wire money directly to the funds’ transfer agent if your shares are held in “street name,” as described above in “Buying shares.” A financial intermediary or your bank may impose a service charge for wire transfers.
Minimum investment. The minimum investment level for initial purchases generally is $1,000. Financial intermediaries may satisfy this minimum requirement if the “street name” accounts established with the funds on behalf of each of their clients meet this threshold. Direct purchasers may invest in the funds only if they have a relationship with a financial intermediary who has entered into a shareholder servicing agreement with UBS AM (US). Subsequent purchases, and purchases through exchanges, are not subject to a minimum investment level.
UBS AM (US) may waive this minimum under other circumstances in its discretion. The funds may change their minimum investment requirements at any time. Investments must be denominated in US dollars.
If a fund account balance has fallen below the minimum initial investment amount, UBS AM (US) reserves the right to reject your purchase order to add to the account unless the account balance will be at least such amount after the purchase. These minimum investment requirements are waived with respect to accounts of clients of UBS AG.
Electronic trade entry. The funds may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. This option is not available if your shares are held in “street name,” as described above in “Buying shares.” For more information about this option and its availability, contact your investment professional at your financial intermediary, or contact the transfer agent at 1‑888‑547 FUND.
Selling shares
You may sell your shares through financial intermediaries that are authorized to accept redemption requests. If you sell your shares through a financial intermediary who holds them in its own

23

UBS Series Funds

name on your behalf (in “street name”), the financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
You may also sell your shares by calling the transfer agent directly at 1-888-547 FUND and speaking with a representative.
You sell shares based upon the net asset value next determined after receipt of your redemption order in good form by the transfer agent. A redemption order will not be in good form unless it is received by the fund’s transfer agent prior to the deadlines set forth below. Orders that are not received in good form will not be executed at the net asset value next determined after receipt of the order.
The charts below show processing times by which orders received by the funds’ transfer agent will normally be executed. All times shown below represent Eastern time.

For UBS Prime Investor Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)

After 12:00 (noon) and before 1:00 p.m.	1:00 p.m.

If a redemption order is received:	The order will normally be executed as of:

After 1:00 p.m. and before 2:00 p.m.	2:00 p.m.

After 2:00 p.m. and before 3:00 p.m.	3:00 p.m.

After 3:00 p.m. and before 4:00 p.m.	4:00 p.m.

After 4:00 p.m. and before 5:00 p.m.	5:00 p.m.

For UBS Tax-Free Investor Fund:

If a redemption order is received:	The order will normally be executed as of:
By 9:00 a.m.	9:00 a.m.

After 9:00 a.m. and before 10:00 a.m.	10:00 a.m.

After 10:00 a.m. and before 11:00 a.m.	11:00 a.m.

After 11:00 a.m. and before 12:00 (noon)	12:00 (noon)
UBS Tax-Free Investor Fund does not accept redemption orders received after 12:00 (noon) (Eastern time) (and therefore, orders for UBS Tax-Free Investor Fund received after that time will not be in good form).
As noted above under “Buying shares,” UBS Prime Investor Fund may advance the time for the transfer agent’s receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).
Your sales proceeds will be paid in cash. Proceeds from the sale will be wired to one or more accounts you have designated. If a redemption order is received by 5:00 p.m. (Eastern time) (noon (Eastern

24

UBS Series Funds

time) in the case of UBS Tax-Free Investor Fund), the proceeds ordinarily will be transmitted in federal funds on the same day. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired or deposited on the same day to the accounts noted above.
If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account or your account at your financial intermediary may not receive the proceeds in a timely manner if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the funds, UBS AM, UBS AM (US), a financial intermediary nor the transfer agent is responsible for the performance of a bank or any of its intermediaries.
The transfer agent will process orders to sell shares only if you have on file with it a properly completed account application (including any information that the fund or the transfer agent may require to confirm eligibility) with a signature guarantee (if you have previously completed one in connection with a direct purchase of fund shares), or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application or account records.
A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the
New York Stock Exchange Medallion Signature Program (MSP). The transfer agent will not accept signature guarantees that are not part of these programs.
Typically, redemptions of fund shares will be made by the funds wiring a cash payment or a deposit into your account. The funds typically expect to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale or maturity of portfolio holdings. Although not routinely used by a fund, a fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
If you have additional questions on selling shares, you should contact your investment professional at your financial intermediary or call the transfer agent at 1‑888‑547 FUND.
Exchanging shares
You may exchange shares of a fund for shares of the other fund offered in this prospectus or of UBS Select Treasury Investor Fund and of UBS Select Government Investor Fund.
Exchange orders for each fund are normally accepted up until noon (Eastern time) for UBS Tax-Free Investor Fund and 5:00 p.m. (Eastern time) for UBS Prime Investor Fund. Exchange orders received after those times will not be effected, and you or your financial intermediary will have to place an exchange order before those times on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends

25

UBS Series Funds

accrued on those shares for the month to date will also be invested in the shares of the other fund into which the exchange is made.
You can place an exchange order through a financial intermediary. The financial intermediary is then responsible for sending the order to the transfer agent. You may not call the funds’ transfer agent directly if your shares are held in “street name,” but should direct all your requests to buy, sell or exchange shares directly to your financial intermediary.
Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the exchange order deadline to allow the transfer agent sufficient time to establish an account in the new fund. The transfer agent may not be able to effect the exchange if this extra time is not allotted.
The funds may modify or terminate the exchange privilege at any time.
Transfer of account limitations
If you hold your shares with a broker or other financial intermediary, please note that if you change firms, you may not be able to transfer your fund shares to an account at the new firm. Fund shares may only be transferred to an account held with a broker or other financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your broker or other financial intermediary for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. Should you have any questions regarding the portability of your fund shares, please contact your broker or other financial intermediary.
Additional information about your account
You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption

26

UBS Series Funds

request (under normal circumstances, on the same day). Each fund may postpone and/or suspend redemption and payment beyond one business day (but within seven calendar days) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks. In addition, each fund may also postpone or suspend redemption and payment as follows: (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the net asset value of shares of the fund; (3) for any period during which the US Securities and Exchange Commission (“SEC”) has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (4) for any period that the SEC may by order permit for your protection; (5) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws; or (6) if the board determines to impose a redemption gate in accordance with Rule 2a-7 (see “Information on liquidity fees and redemption gates” below).
A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above. UBS AM (US) (not the funds) also may pay fees to entities that make shares of the funds available to others. The amount of these fees will be negotiated between UBS AM (US) and the entity.
It costs a fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.
Information on liquidity fees and redemption gates
Pursuant to Rule 2a-7, each master fund’s board is permitted to impose a liquidity fee on redemptions from a master fund (up to 2%) or a redemption gate to temporarily restrict redemptions from a master fund for up to 10 business days (in any 90‑day period) in the event that such master fund’s “weekly liquid assets” fall below certain designated thresholds. The impact of any such liquidity fee or redemption gate will flow through to the relevant feeder fund, which will implement a corresponding liquidity fee or redemption gate. Weekly liquid assets generally include cash, direct obligations of the US government, certain other US government or agency securities, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.
If either master fund’s weekly liquid assets fall below 30% of the master fund’s total assets, the master fund’s board is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate to temporarily suspend the right of redemption.
Liquidity fees and redemption gates are most likely to be imposed only during times of extraordinary market stress or exceptional circumstances pertaining to a fund. The imposition and termination of a

27

UBS Series Funds

liquidity fee or redemption gate will be reported by a fund to the SEC on Form N-CR. Such information will also be available on the funds’ website (https://www.ubs.com/usmoneymarketfunds). In addition, a fund may make such announcements through a press release or by other means.
Liquidity fees would reduce the amount you receive upon redemption of your shares. A fund retains the liquidity fees for the benefit of remaining shareholders. Any redemption requests submitted while a redemption gate is in place will be cancelled without further notice. A new redemption request must be submitted to a fund if you wish to redeem your shares after the redemption gate has been lifted.
Each master fund’s board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of a master fund and its interestholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a master fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, a fund may cease selling shares or subject the purchase of shares to certain conditions, which may include affirmation of the investor’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of a fund. Each master fund’s board may, in its discretion, permanently suspend redemptions and liquidate a master fund and, thus, its corresponding feeder fund, if, among other things, a master fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the
Internal Revenue Service (“IRS”). If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
Market timing
Frequent purchases and redemptions of fund shares could increase each fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of each fund’s portfolio, which could impact each fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS AM (US) also believes that money market funds, such as the funds offered in this prospectus, are not targets of abusive trading practices. For these reasons, the board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.
Other UBS funds that are managed by UBS AM that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price of fund shares is based on net asset value. The net asset value per share is equal to the value of all the assets of the fund, minus the liabilities of the fund, divided by the number of shares outstanding. In determining net asset value, each master fund values its securities at their amortized

28

UBS Series Funds

cost (unless the fund’s board (or its delegate) determines that this does not represent fair value), and each feeder fund buys the corresponding master fund’s interests at the master fund’s net asset value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to a fund and the amount due at maturity. Each fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.
The net asset value per share for UBS Prime Investor Fund is normally determined nine times each business day, every hour on the hour, beginning at 9:00 a.m. (Eastern time) and concluding at 5:00 p.m. (Eastern time). The net asset value per share for UBS Tax-Free Investor Fund is normally determined four times each business day, at 9:00 a.m. (Eastern time), 10:00 a.m. (Eastern time), 11:00 a.m. (Eastern time), and 12:00 noon (Eastern time).
Your price for buying or selling shares will be based upon the net asset value that is next calculated after the fund receives your order.
On any day that a fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under “Buying shares,” the time for determination of the fund’s net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day even though it normally prices its shares more frequently.
The funds’ board has delegated to a UBS AM valuation committee the responsibility for making fair value determinations with respect to a fund’s portfolio securities. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring;
fixed-income securities that have gone into default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The funds will not be required to comply with Rule 2a-5 until September 2022.
Each fund’s portfolio holding consists of an interest in the master fund in which the fund invests. The value of such portfolio holding reflects each fund’s proportionate interest in the net assets of its corresponding master fund. Each master fund generally values securities and other instruments in a manner as described in that master fund’s prospectus or similar document.
Distribution and service fees
Each feeder fund has adopted a plan under rule 12b‑1 that allows the fund to pay distribution

29

UBS Series Funds

fees for the sale and distribution of its shares at the annual rate of 0.25% of its average net assets. Because these fees are paid out of each feeder fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, each feeder fund has adopted a separate plan under which the fund pays for shareholder service activities at the annual rate of 0.10% of its average net assets. The aggregate fees payable by each feeder fund under both plans are 0.35% of its average net assets.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) acts as the investment advisor and administrator for Prime CNAV Master Fund and Tax-Free Master Fund, which are the master funds in which the funds invest their assets. UBS AM also acts as the administrator for the funds. As investment advisor, UBS AM makes the master funds’ investment decisions. It buys and sells securities for the master funds and conducts the research that leads to the purchase and sale decisions.
UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland and with operations in many areas of the financial services group of industries.
Advisory and administration fees
UBS AM’s contract fee for the advisory and administrative services it provides to each master fund is based on the following fee schedule:

$0 – $30 billion	0.1000%
Above $ 30 billion up to $ 40 billion	0.0975%
Above $ 40 billion up to $ 50 billion	0.0950%
Above $ 50 billion up to $ 60 billion	0.0925%
Above $ 60 billion	0.0900%
UBS AM’s contract fee for the administrative services it provides to each feeder fund is 0.10% of each feeder fund’s average daily net assets.
UBS AM received an effective fee of 0.12% and 0.07% of the average daily net assets of each of UBS Prime Investor Fund and UBS Tax-Free Investor Fund, respectively, for its services as investment advisor and administrator in the funds’ last fiscal year which ended April 30, 2021 (includes fees allocated from related master fund, net of voluntary fee waivers/expense reimbursements, if any). These fees reflect fee waivers pursuant to a fee waiver agreement (as well as additional voluntary fee waivers).
UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Waivers/reimbursements may impact a fund’s performance. In addition, in connection with voluntary agreements with the financial intermediaries that are selling fund shares, the funds’ principal underwriter has agreed to voluntarily waive fees or reimburse fund expenses so that each fund’s operating

30

UBS Series Funds

expenses (excluding interest expense, if any, expenses related to shareholders’ meetings and extraordinary items) do not exceed 0.45%. Once started, there is no guarantee that voluntary waivers/reimbursements would continue.
A discussion regarding the basis for the board’s approval of the Management Agreement between UBS AM and Master Trust with respect to Prime CNAV Master Fund and Tax-Free Master Fund is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2020.
Master-feeder structure. UBS Prime Investor Fund and UBS Tax-Free Investor Fund are “feeder funds” that invest all of their assets in “master funds”—Prime CNAV Master Fund and Tax-Free Master Fund, respectively. The feeder funds and their respective master funds have the same investment objectives.
The master funds may accept investments from other feeder funds. Each feeder fund bears the master fund’s expenses in proportion to their investment in the master fund. Each feeder fund can set its own transaction minimums, feeder fund-specific expenses and other conditions. This arrangement allows each feeder fund’s Trustees to withdraw the feeder fund’s assets from the master fund if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the feeder fund’s assets, they would then consider whether the feeder fund should hire its own investment advisor, invest in a different master fund or take other action.
Other information
To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.
Dividends and taxes
Dividends
Each fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account.
Each fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its capital gains to the extent necessary to maintain its share price at $1.00.
Shares of each fund earn dividends on the day they are purchased but do not earn dividends on the day they are sold.
You will receive dividends in additional shares unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (if you purchased your shares through a financial intermediary) or the transfer agent (if you purchased your shares directly).
While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s fund account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.
Taxes
The dividends that you receive from UBS Prime Investor Fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such

31

UBS Series Funds

dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by the fund are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.
Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.
Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until proceeds are withdrawn from the plan.
Some states and localities do not tax dividends that are attributable to interest on certain government securities under certain circumstances. However, these dividends may be subject to corporate franchise tax in some states.
Each fund will tell you annually the character of dividends for tax reporting purposes. You will generally not recognize any gain or loss on the sale or exchange of your fund shares as long as the fund maintains a share price of $1.00.
A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, and such tax treatment may be the subject of future guidance issued by the IRS. If a fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.
The dividends that you receive from UBS Tax-Free Investor Fund generally are not subject to federal income tax. If you are subject to alternative minimum tax, a portion of the dividends paid by UBS Tax-Free Investor Fund may be included in computing such taxes. The dividends received from UBS Tax-Free Investor Fund are generally subject to any applicable state taxes.
The general exemption from federal taxes for dividends paid by UBS Tax-Free Investor Fund will not benefit investors in tax-sheltered retirement plans or other entities or individuals not subject to federal taxes. Further, distributions by tax-sheltered retirement plans are generally taxable even if earnings are derived from tax-exempt dividends. As a result, UBS Tax-Free Investor Fund is generally not an appropriate investment for tax-sheltered retirement plans.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each fund may be required to withhold a 24% federal tax on all dividends payable to you

•	if you fail to provide the fund with your correct taxpayer identification number on Form W-9 (for

32

UBS Series Funds

US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.
Taxable distributions to non-residents will generally be subject to a 30% withholding tax (or lower applicable treaty rate).
Each fund is required to withhold US tax (at a 30% rate) on payments of taxable dividends made to certain non-US entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the funds’ SAI.
Disclosure of portfolio holdings and other information
Each fund is a “feeder fund” that invests in securities through an underlying master fund. Each fund and the corresponding master fund have the same investment objective.
Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. Each fund’s Forms N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of semiannual and annual reports to shareholders from the funds upon request by calling 1‑800‑647 1568. The semiannual and annual reports for each fund will be posted on the fund’s website at https://www.ubs.com/usmoneymarketfunds.
Each fund will disclose on UBS AM’s website, within five business days after the end of each month, a complete schedule of the related master fund’s portfolio holdings and information regarding the weighted average maturity and weighted average life of such master fund. This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. In addition, each fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. Each fund’s Forms N-MFP will be available on the SEC’s website; UBS AM’s website will also contain a link to these filings. The UBS AM website will also disclose the following information for each fund as of the end of each business day for the previous six months: (1) the percentage of each fund’s total assets invested in daily (in the case of UBS Prime Investor Fund) and weekly liquid assets; (2) each fund’s daily net inflows and outflows; and (3) each fund’s current market-based net asset value per share to four decimal places, which is calculated using current market quotations (or an appropriate substitute that reflects current market conditions). (For purposes of transactions in the shares of each fund, the price for shares will be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in this prospectus and the related SAI.) Investors also may find additional information about each fund at the above referenced UBS website internet address.

33

UBS Series Funds

Additionally, an abbreviated portfolio holdings report for the master fund in which UBS Prime Investor Fund invests is available on a weekly basis. (The abbreviated weekly portfolio holdings report contains less information about each holding.) This information will be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds.
Under normal circumstances, the abbreviated report will be as of the last business day in a week and is expected to be posted by the Thursday or Friday of the following week. The weekly information will be posted to the website at least one day prior to other public dissemination.
The weekly portfolio holdings information postings will continue to remain available on the website along with any more current holdings information, at least until the date on which a fund files its portfolio holdings information with the SEC on Forms N‑CSR for the period that included the date as of which the website information is current.
(For example, a fund files its annual report for its most recent fiscal year ended April 30th with the SEC on Form N-CSR around the beginning of July. Weekly portfolio holdings information for periods ended April 30th could be removed from the website once the annual report is filed, but not until then.)
Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

34

UBS Series Funds

Financial highlights

The following financial highlights tables are intended to help you understand the financial performance for UBS Prime Investor Fund and UBS Tax-Free Investor Fund for the past five years.
Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report appears in the Annual Report to Shareholders of the funds. You may obtain copies of the funds’ Annual Report without charge by calling 1-888-547 FUND.

35

UBS Series Funds: UBS Prime Investor Fund

Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [1]	0.015	0.019	0.010	0.003
Net realized gain (loss)	0.000 [1]	0.000 [1]	—	0.000 [1]	0.000 [1]
Net increase (decrease) from operations	0.000 [1]	0.015	0.019	0.010	0.003
Dividends from net investment income	(0.000)[1]	(0.015)	(0.019)	(0.010)	(0.003)
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	(0.000)[1]	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.015)	(0.019)	(0.010)	(0.003)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.03%	1.54%	1.91%	0.97%	0.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.58%	0.57%	0.58%	0.64%	1.26%
Expenses after fee waivers and/or expense reimbursements[3]	0.27%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)[3]	0.03%	1.48%	1.98%	1.04%	0.42%
Supplemental data:
Net assets, end of year (000’s)	$1,005,747	$2,399,849	$1,516,370	$368,536	$89,533

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

36

UBS Series Funds: UBS Tax-Free Investor Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.000 [1]	0.009	0.010	0.006	0.001
Net realized gain (loss)	—	—	—	—	—
Net increase (decrease) from operations	0.000 [1]	0.009	0.010	0.006	0.001
Dividends from net investment income	(0.000)[1]	(0.009)	(0.010)	(0.006)	(0.001)
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.009)	(0.010)	(0.006)	(0.001)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.89%	1.03%	0.56%	0.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements[3]	0.64%	0.64%	0.63%	0.80%	1.11%
Expenses after fee waivers and/or expense reimbursements[3]	0.12%	0.43%	0.45%	0.45%	0.42%
Net investment income (loss)[3]	0.01%	0.83%	1.02%	0.63%	0.16%
Supplemental data:
Net assets, end of year (000’s)	$104,455	$319,586	$188,615	$123,642	$46,649

[1]	Amount represents less than $0.0005 or $(0.0005) per share.
[2]
Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.

[3]	Ratios include the fund’s share of income, expenses and expense waivers allocated from the Master Fund.

37

UBS Series Funds: Appendix A

Additional information regarding purchases and redemptions

The funds are open for business each day that the Federal Reserve Bank of New York, the New York Stock Exchange (“NYSE”) and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) are open. One or more of these will be closed on the observance of the holidays listed below. In addition, UBS Prime Investor Fund will advance the final time by which orders to buy or sell shares must be received by the transfer agent to 3:00 p.m. (Eastern time) on those days that SIFMA has recommended that the bond markets close early. (The normal deadline for purchases and redemptions for UBS Tax-Free Investor Fund is noon (Eastern time).) Those days SIFMA has recommended that the bond markets close early remaining through 2021 and for 2022 are listed below.

Holidays (observed)	Early close
Labor Day (September 6, 2021)	—
Columbus Day (October 11, 2021)	—
Veterans Day (November 11, 2021)	—
Thanksgiving Day (November 25, 2021)	November 26, 2021
Christmas Day (December 24, 2021)	December 23, 2021
New Year’s Day (December 31, 2021)[1]	December 31, 2021[1]
Martin Luther King Day (January 17, 2022)	—
Presidents Day (February 21, 2022)	—
Good Friday (April 15, 2022)	April 14, 2022
Memorial Day (May 30, 2022)	May 27, 2022
Juneteenth (June 20, 2022)
Independence Day (July 4, 2022)	July 1, 2022
Labor Day (September 5, 2022)	—
Columbus Day (October 10, 2022)	—
Veterans Day (November 11, 2022)	—
Thanksgiving Day (November 24, 2022)	November 25, 2022
Christmas Day (December 26, 2022)	December 23, 2022
New Year’s Day (January 2, 2023)	December 30, 2022

[1]
December 31, 2021 has been designated as a holiday by the Federal Reserve Bank of New York. The NYSE will be open on December 31, 2021 and SIFMA has recommended that the bond markets close early on that day. In accordance with the funds’ policy, the funds will be closed for the entire day on December 31, 2021.

38

If you want more information about the funds, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about each fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of Additional Information (SAI)
The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and their SAI by contacting the funds directly at
1-800-647 1568. The funds’ annual and semiannual reports and their SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usmoneymarketfunds. You may also request other information about the funds and make shareholder inquiries via the telephone number above.
You can get copies of reports and other information about the funds:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
UBS Series Funds
—UBS Prime Investor Fund
—UBS Tax-Free Investor Fund
Investment Company Act File No. 811-08767
© UBS 2021. All rights reserved.
S1598

Money Market Funds
Prospectus  |  August 27, 2021
Includes:
•	UBS Prime Investor Fund
•	UBS Tax-Free Investor Fund

UBS Ultra Short Income Fund
Prospectus | August 27, 2021
Includes:
•	Class A: USIAX
•	Class P: USIPX
This prospectus offers Class A and Class P shares of UBS Ultra Short Income Fund. Each class has different ongoing expenses. Class P shares are available only to certain types of investors.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.
This fund is not a money market fund and should not be considered to be a money market fund or the equivalent of a money market fund. UBS Asset Management (US) Inc. (“UBS AM (US)”) offers money market funds that are advised by UBS Asset Management (Americas) Inc. Please contact UBS AM (US) if you are interested in investing in money market funds.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

2

UBS Ultra Short Income Fund
Summary

Investment objective
To provide current income while seeking to maintain low volatility of principal.
Fees and expenses
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the fund are available in classes other than Class P that have different fees and expenses.

Shareholder fees (fees paid directly from your investment)

	Class A		Class P
Maximum front‑end sales charge (load) imposed on purchases (as a % of the offering price)	None		None
Maximum deferred sales charge (load) (as a % of the lesser of the offering or the redemption price)	None	[1]	None
Exchange fee	None		None
[1]
Shares of the fund acquired through the exchange of shares of another Family Fund (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS Asset Management (US) Inc. serves as principal underwriter) may be subject to a deferred sales charge if you later sell the fund shares acquired in the exchange, based on the terms of the shares of the Family Fund you originally held.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.20%	0.20%
Distribution and/or service (12b‑1) fees	0.10	None
Other expenses (includes administration fee of 0.10%)[1]	0.14	0.14
Total annual fund operating expenses	0.44	0.34
Management fee waiver/expense reimbursements[2]	0.09	0.09
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.35	0.25
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
[2]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fee and/or reimburse expenses so that the fund’s ordinary total operating expenses of each class through August 31, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders’ meetings and extraordinary expenses) would not exceed 0.35% for Class A and 0.25% for Class P. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$36	$132	$237	$546
Class P	26	100	182	422
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement for the first year only.
Portfolio turnover
The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended April 30, 2021, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal strategies
Principal investments
Under normal circumstances, the fund invests in fixed income securities and money market instruments. The fund’s investments in securities may include, but are not limited to, government obligations including agencies, debt issued by government-sponsored and supranational entities, as well as municipal securities, corporate debt, mortgage-backed, asset-backed, and inflation-linked securities. Investments in money market instruments may include, but are not limited to, commercial paper (including asset-backed commercial paper), certificates of deposit, notes, time deposits, repurchase agreements and other money market securities. The fund may invest in money market funds, including those advised by UBS Asset Management (Americas) Inc. (“UBS AM”), the fund’s investment advisor.
The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less.
The fund normally invests in investment grade securities. Investment grade securities possess a minimum rating of Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB‑ by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”) for long-term ratings and/or equivalent short-term ratings, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by UBS AM to be of comparable quality. The fund may at times hold securities rated below‑investment‑grade if the rating for a security held by the fund is subsequently reduced to below-investment-grade (commonly referred to as “junk bonds,” which are considered speculative in nature).

4

The fund’s investments may have all types of interest rate payment and reset terms, including floating or variable rate, zero coupon and other features. In addition, the fixed income securities purchased by the fund may be of US and non‑US issuers. The fund’s investments are typically denominated in US dollars or hedged to US dollars.
The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund may engage in derivatives transactions; however, it is not a principal strategy of the fund. Derivatives instruments such as futures, forwards, options, and/or swaps may be used for risk management purposes or as part of the fund’s investment strategies.
The fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”). The fund should not be considered to be a money market fund or the equivalent of a money market fund.
Management process
UBS AM acts as the investment advisor to the fund, and makes the fund’s investment decisions. UBS AM selects investments for the fund based on a rigorous valuation and research framework, combining top‑down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.
The top‑down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.
After UBS AM establishes the top‑down strategy, the portfolio management team, working closely with UBS AM’s research analysts, builds portfolios that combines top‑down allocation targets with bottom‑up security specific strategies. Research is a fundamental component of UBS AM’s globally integrated investment platform and consists of top‑down macroeconomic analysis as well as bottom‑up sector and issuer level research. UBS AM uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. The ultimate goal of any purchase decision is to be compensated for a given level of risk. Prudent diversification seeks to ensure an appropriate risk/return relationship. Security selection represents the final level of decision-making in our investment process. UBS AM selects individual securities that it believes will give the portfolio the desired exposures with optimal relative value. UBS AM integrates risk management throughout the investment process.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield. The fund may sell investments that UBS AM believes are no longer favorable with regard to these factors or for other reasons.

5

The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. The prices for the fund’s shares will fluctuate, and you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:
Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security or financial institutions that have entered into repurchase agreements with the fund are unable or unwilling to meet their financial obligations or complete transactions. This risk is likely greater for lower quality investments than for investments that are higher quality.
Financial services sector risk: Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non‑US banking, brokerdealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.

6

Liquidity risk: Certain of the fund’s investments may present liquidity risk. Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Mortgage- and asset-backed securities risk: The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.
Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.
NAV risk: The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments are likely to be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.
Prepayment risk: Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

7

Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.
Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s NAV and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Zero coupon securities risk: Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.
US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Investments in money market funds risk: Certain money market funds may seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or have a share price that fluctuates (“variable NAV

8

money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible to lose money by investing in such a money market fund. Because the NAV of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because, under normal circumstances, the fund’s foreign investments are typically denominated in US dollars or hedged to US dollars, it generally is not subject to the risk of changes in currency valuations.
Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund’s overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the fund’s ability to invest in derivatives, limit the fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund’s performance.
Performance
Risk/return bar chart and table
The performance information that follows shows the fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the fund by showing how the fund’s average annual total returns compare with those of a broad measure

9

of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at www.ubs.com/us-mutualfundperformance.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class A shares’ after-tax returns shown.

UBS Ultra Short Income Fund
Annual Total Returns of Class A Shares

Total return January 1 to June 30, 2021: (0.02)%
Best quarter during years shown—2Q 2020: 1.70%
Worst quarter during years shown—1Q 2020: (1.06)%

Average annual total returns (for the period ended December 31, 2020)

Class	1 year	Life of the fund
Class A
Return before taxes	0.81%	1.80%
Return after taxes on distributions	0.44	1.06
Return after taxes on distributions and sale of fund shares	0.48	1.06
Class P
Return before taxes	0.91	1.86
ICE BofAML US 3-Month Treasury Bill Index
(Index reflects no deduction for fees, expenses or taxes.)	0.67	1.61

10

Investment advisor
UBS AM serves as the investment advisor to the fund.
Portfolio managers
Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler and Scott Dolan are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Sabatino, Walczak and Rothweiler have been portfolio managers of the fund since 2018. Mr. Dolan has been a portfolio manager of the fund since 2020.
Purchase & sale of fund shares
Shares can be purchased and redeemed on any business day on which the New York Stock Exchange is open. You may purchase, redeem or exchange shares of the fund through a financial advisor or through a financial intermediary. In general, the minimum initial investment is $1,000 for Class A and Class P shares. Class P shares are available only to certain types of investors.
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax‑exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax‑exempt account or plan.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

11

UBS Ultra Short Income Fund

More information about the fund

Investment objective
The fund’s investment objective is to provide current income while seeking to maintain low volatility of principal.
The fund’s investment objective is “non‑fundamental.” This means that it may be changed by the fund’s board of trustees without shareholder approval.

Principal investment strategies
The fund seeks to achieve its investment objective by investing in a diversified portfolio of short duration, high quality money market instruments and other fixed income securities of governmental, municipal and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations, and asset-backed securities; and municipal money market instruments. The fund may invest in the securities of money market funds, including those advised by UBS Asset Management (Americas) Inc. (“UBS AM”).
The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rate changes. For example, if a portfolio has a duration of two years, and interest rates increase (fall) by 1%, the portfolio should decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the fund and, therefore the fund’s exposure to changes in interest rates.
Although the use of derivatives is not a principal strategy of the fund, it may use derivative instruments such as futures, forwards, options, and/or swaps for risk management purposes or as part of the fund’s investment strategies.
The fund may engage in securities lending to the extent permitted by law.
The fund is not a money market fund and does not seek to maintain a stable NAV. As a result, the value of your investment in the fund may change.
Securities selection
UBS AM serves as the fund’s investment advisor. UBS AM’s investment process employs a rigorous valuation and research framework, combining top‑down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.
The top‑down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.
After establishing the top‑down strategy, the portfolio management team, working closely with UBS AM’s research analysts, uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. UBS AM integrates risk management throughout its investment process.

12

UBS Ultra Short Income Fund

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s SAI. Information on how you can obtain the SAI is on the back cover of this prospectus.
Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Fixed income securities that are not investment grade, which are commonly known as “junk bonds,” involve high credit risk and are considered speculative. Some of these low quality securities may go into default. Low quality fixed income securities may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.
Financial services sector risk. Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
Concentration risk. The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non‑US banking, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and

13

UBS Ultra Short Income Fund

related asset-backed securities. As a result, the fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Interest rate risk. The value of bonds and other fixed income securities generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments in bonds and other fixed income securities will fall. Duration is a measure of the fund’s exposure to interest rate risk. A longer duration means that the changes in market interest rates will generally have a larger effect on the fund’s market value.
Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.
The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to the fund because low or negative yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience increased volatility of its NAV per share.
Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these “call” provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.
Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund’s value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions

14

UBS Ultra Short Income Fund

at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss, making it more difficult for the fund to meet redemption requests.
Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or other investment or assessment of market, interest rate or other trends, which can result in losses to the fund.
Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID‑19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID‑19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID‑19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate preexisting political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID‑19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.
Mortgage- and asset-backed securities risk. The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.
Floating or variable rate securities risk. Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates

15

UBS Ultra Short Income Fund

less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk.
NAV risk. The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments would be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.
Prepayment risk. Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.
Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities or instruments in the fund’s portfolio, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the fund’s investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.
Variable rate demand obligations risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.
Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax‑exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to

16

UBS Ultra Short Income Fund

appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of certain types of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.
Zero coupon securities risk. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.
US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US;
(2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for mortgage-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.
Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or

17

UBS Ultra Short Income Fund

guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Investments in money market funds risk. The fund may invest in money market funds that either seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the fund to lose money by investing in such a money market fund. Because the share price of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns those shares may be worth more or less than the price the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market funds may offer lower long-term performance than bond investments. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums. The fund also is subject to the management fees and/or expenses of underlying money market funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all of its direct investments.
Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.
Foreign investing risk. The fund may invest in foreign instruments that are denominated in US dollars or hedged to US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If the investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses may be substantial, and in some cases losses may exceed the amount of the fund’s initial investment. In addition, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. In October 2020,

18

UBS Ultra Short Income Fund

the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the fund’s asset segregation and cover practices. The final rule requires certain funds to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of the fund. The final rule may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.
Additional (non-principal) risks
LIBOR replacement risk. Certain variable- and floating-rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the fund invests cannot yet be determined. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
High yield securities (“junk bonds”) risk. National rating agencies typically rate bonds and other fixed

19

UBS Ultra Short Income Fund

income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., lower than Baa3/BBB‑ and their unrated equivalents) are typically in poorer financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non‑payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.
Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

20

UBS Ultra Short Income Fund

Managing your fund account

Flexible pricing
The fund offers two classes of shares in this prospectus—Class A and Class P. (Class I shares of the fund are offered in a separate prospectus.) Class P shares are available only to certain types of investors. Investments must be denominated in US dollars.
The fund has adopted a rule 12b‑1 plan for its Class A shares that allows it to pay service fees for the sale of its shares and services provided to shareholders.
Class A shares
Shareholders pay no front‑end or deferred sales charges on Class A shares. Class A shares pay an annual 12b‑1 service fee of 0.10% of average net assets.
If you intend to purchase more than $10 million of Class A shares, you should instead purchase Class I shares (offered in a separate prospectus), which have lower ongoing expenses, if available through your intermediary. Similarly, if you qualify to purchase Class P shares, you should instead purchase them as they have lower ongoing expenses than Class A shares.
Class P shares
Shareholders pay no front‑end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)’s sole discretion. Only specific types of investors can purchase Class P shares.
The following investors are eligible to purchase Class P shares:

•	Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•	Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

•	Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•	Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of an advisory program;

•	College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds;

•	Employees of UBS AM or UBS AM (US) as long as the employee establishes an account in his or her name directly at the fund’s transfer agent and purchases a minimum initial amount of $50,000;

•	Members of (and nominees to) the board of directors/trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established in his or her name directly at the fund’s transfer agent;

•	Other investors as approved by the fund’s board;

21

UBS Ultra Short Income Fund

•	Investors who are clients of a fee-based advisory program, with a financial intermediary that has entered into a dealer agreement with UBS AM (US), including those programs sponsored by UBS AM or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US); and

•	Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the fund’s distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.
Class P shares do not pay ongoing 12b‑1 distribution or service fees.
Buying shares
You can buy fund shares through your Financial Advisor at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement or through the fund’s transfer agent as described later in this prospectus.
If you wish to invest in other Family Funds (“Family Funds” include PACE® Select funds, series of The UBS Funds and other funds for which UBS AM (US) serves as principal underwriter), you can do so by:

•	Contacting your Financial Advisor (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•	Buying shares through the transfer agent as described later in this prospectus; or
•	Opening an account by exchanging shares from another Family Fund.
The fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.
Selected securities brokers or dealers or other financial institutions, including UBS Financial Services Inc., may charge you a processing fee to confirm a purchase. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.
A note about financial intermediary fee based advisory programs—intermediary directed share class conversions
Class A shares of the fund held by a shareholder through a financial intermediary may be converted into Class P shares of the fund at net asset value per share (the “Conversion”). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder’s participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund’s transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in Class P shares. The timing and implementation of the Conversion are at the discretion of the shareholder’s financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.
Investors that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments) unless the investor’s financial intermediary has an agreement with the fund’s distributor to offer Class P shares on its brokerage platform. Additionally, investors no longer participating in a fee based advisory program may be required by the financial intermediary to convert Class P shares to Class A shares of the fund.

22

UBS Ultra Short Income Fund

Shareholders converting from Class A shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b‑1 service fees. It is generally expected that the Conversion will be tax‑free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.
Please contact your investment professional for further information.
Additional compensation to affiliated broker-dealer. UBS AM (US) may pay its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of fund shares through UBS Financial Services Inc. in consideration of distribution, marketing support and other services:

•	Annual rate of 0.05% (5 basis points) of the value of the net assets invested in the fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).
UBS Financial Services Inc. charges a minimum of $75,000 per calendar year for distribution, marketing support and other services.
The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as “revenue sharing.”
Additional compensation to other financial institution(s)
UBS AM (US) or UBS AM may pay compensation, out of UBS AM’s profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or dis-
tribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any 12b‑1 service fee of the fund, any record keeping or sub‑transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM’s own resources and not as an additional charge to the fund.
The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please also see the SAI.
In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with your Financial Advisor and review carefully any disclosure by the financial institution as to compensation received.
Minimum investments:
Class A shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100
Class A shares (retirement accounts):

To open an account	$250
To add to an account	$25

23

UBS Ultra Short Income Fund

Class P Shares:

To open an account	$1,000
To add to an account	$0
(Different minimums may apply to certain Class A purchasers as noted above. Investors may be subject to different/lower minimums for purchases via an automatic investment program offered by a financial intermediary. Investors should discuss investment minimums with their Financial Advisor.)
The fund may waive or reduce/change these amounts for (or as otherwise noted in the prospectus):

•	Employees of UBS AM or its affiliates; or

•	Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund’s automatic investment plan.
Selling shares
You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class P and last, Class I (offered in a separate prospectus). If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.
If you hold your shares through a financial institution, you can sell shares by contacting your Financial Advisor. The fund typically expects to pay sale proceeds to redeeming shareholders within 1-2 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, the fund may take up to 7 business days to pay sale proceeds.
Securities brokers, dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.
If you purchased shares through the fund’s transfer agent, you may sell them as explained below. The fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.
It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.
Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you

24

UBS Ultra Short Income Fund

might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
Exchanging shares
You may exchange Class A shares of the fund for shares of the same class of most other Family Funds which currently offer them. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for more information.
If you were a shareholder of Class A shares of a Family Fund who exchanged your shares for Class A shares of the fund, you may be subject to a deferred sales charge if you later sell the fund shares you acquired in the exchange, based on the terms of the Class A shares of the Family Fund you originally held. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.
You will not pay either a front‑end sales charge or a deferred sales charge when you exchange shares of the fund for shares of a Family Fund. Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.
You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.
If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund’s transfer agent, you may exchange your shares as explained below.
Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.
A fund may modify or terminate the exchange privilege at any time.
Transfer agent
If you wish to invest in the fund or another one of the Family Funds through the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), you can obtain an application by calling 1‑800‑647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.
You may also sell or exchange your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•	The dollar amount or number of shares you want to sell and/or exchange; and

•	A guarantee of each registered owner’s signature. A signature guarantee may be obtained

25

UBS Ultra Short Income Fund

from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.
Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:
BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940
You do not have to complete an application when you make additional investments in the same fund.
Different procedures may apply to investments through the transfer agent by UBS AM (US) and UBS AM employees or members of (and nominees to) the board of directors/trustees (and former board members who retired from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.
Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the fund; use electronic funds transfer or wire to buy or sell shares of the fund; change your address; and add or change account services by calling 1‑800‑647 1568.
As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls to help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.
Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.
Note that telephone privileges may not be available to all Family Funds. The fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1‑800‑647 1568.
Transfer of accounts limitations
If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon.

26

UBS Ultra Short Income Fund

Please contact your broker or Financial Advisor, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon.
Should you have any questions regarding the portability of your fund shares, please contact your broker or Financial Advisor.
Additional information about your account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.
Market timing
Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, it is anticipated that the fund may generally be used by investors for short-term investments. These investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders may purchase and sell fund shares frequently, but also believes that the fund is unlikely to be a target of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares. However, because frequent trading by shareholders can disrupt management of the fund and raise its expenses, UBS AM reserves the right to reject any request for a purchase or exchange if deemed to be used as a tool for market-timing, and may bar a shareholder who trades excessively from making further purchases for an indefinite period.
Other longer-term funds that are managed by UBS AM have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.

27

UBS Ultra Short Income Fund

Pricing and valuation
The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund generally calculates its net asset value on days that the NYSE is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. To the extent that the fund’s assets are traded in other markets on days when the NYSE is not open, the value of the fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.
Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling, or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.
The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers.
Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.
The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open‑end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund’s custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.
Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.
The board has delegated to UBS AM’s Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determi-

28

UBS Ultra Short Income Fund

nations with respect to the fund’s portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price.
Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
The fund expects to price certain of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund’s net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the fund.
Valuing securities and other instruments at fair value involves greater reliance on judgment than

29

UBS Ultra Short Income Fund

valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, the fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The fund will not be required to comply with Rule 2a-5 until September 2022.
The fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the fund does not calculate its net asset value. As a result, the fund’s net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the fund may invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund’s net asset value. However, if the fund determines that such developments are so significant that they will materially affect the value of the fund’s securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.
Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.
The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open‑end investment company will generally be its net asset value at the time the fund’s shares are priced. The value of closed‑end investment company securities and shares of ETFs will generally be market price. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non‑registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas,

30

UBS Ultra Short Income Fund

New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

Portfolio managers
UBS AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.
Robert Sabatino, David Walczak, David Rothweiler and Scott Dolan are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler and Dolan have primary responsibility for managing the fund’s day-to-day investment operations and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective.
Mr. Sabatino is a Vice President of UBS Series Funds (since 2001) and a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Liquidity Management team (since 2001).
Mr. Walczak is a Vice President of UBS Series Funds and an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Liquidity Management team (since 2007).
Mr. Rothweiler is an executive director (since 2018) and senior portfolio manager of US ultra short, short duration, and intermediate portfolios (since 2004) for UBS AM.
Mr. Dolan is head of US multi-sector fixed income and a managing director at UBS AM. Prior to joining UBS AM in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios.
The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler and Dolan.
Advisory and administration fees
The fund pays UBS AM a contractual advisory fee of 0.20% of the fund’s average daily net assets. The fund also pays UBS AM an administration fee of 0.10% of the fund’s average daily net assets. UBS AM received an effective fee of 0.21% for Class A shares and 0.21% for Class P shares of average daily net assets of the fund for its services in the fund’s last fiscal year ended April 30, 2021. The effective fee for the fund reflects the contractual fee waiver arrangements that capped the fund’s ordinary operating expenses at 0.35% for Class A shares and 0.25% for Class P shares through August 31, 2021. A discussion regarding the basis

31

UBS Ultra Short Income Fund

for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2020.
Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate. The fund also reserves the right, without shareholder approval, to convert to a master-feeder structure in which the fund as a “feeder fund” invests all of its assets in a “master fund,” which would have the same investment objective.
UBS AM is the fund’s manager and primary provider of investment advisory services. Although the fund has no intention of engaging subadvisors at this time, the fund may operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of UBS Series Funds to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. Shareholders would be notified of the engagement of any subadvisors.
Dividends and taxes
Dividends
The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a share-
holder’s account. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company.
Classes with higher expenses are expected to have lower dividends. For example, Class A shares are expected to have the lowest dividends of the fund’s shares, while Class I shares (offered in a separate prospectus) are expected to have the highest.
You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your Financial Advisor (or the fund’s transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.
Taxes
The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax‑exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.
When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund’s shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund’s shares, and any gain will be subject to federal income tax. The gain will be taxed at the long-term capital gains rate (discussed below) if you hold your shares for more than one year. Otherwise the gain is short-term capital gain which is gen-

32

UBS Ultra Short Income Fund

erally taxed as ordinary income. It is generally expected that Conversions will be tax‑free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.
Fund dividends derived from investment income (other than qualifying dividends, discussed below) are generally taxable to you as ordinary income. Fund distributions of gains are treated as long-term capital gains to the extent the fund derives long-term capital gains and are treated as ordinary income to the extent the fund derives short-term capital gains. The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.
The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to non‑US shareholders. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non‑qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The fund is required to report to you and the IRS annually on Form 1099‑B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares. Cost basis will be calculated using the fund’s default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.
If you have not provided complete and correct taxpayer identification to us or if you are subject to “backup withholding,” by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.
Taxable distributions to non‑residents are generally expected to be subject to a 30% withholding tax. Distributions to non‑residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.
Disclosure of portfolio holdings
The fund will generally post on UBS AM’s website at www.ubs.com/usshortduration, its full portfolio

33

UBS Ultra Short Income Fund

holdings and the percentage that each of these holdings represents of the fund’s total assets, as of the most recent calendar-month end, on or about 10 days after the end of the calendar month.
The fund’s complete schedule of portfolio holdings for the first and third quarters of its fiscal year will be publicly available on the SEC’s website as part of periodic filings on Form N-PORT for such periods. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on
Form N‑CSR. The fund’s Forms N-PORT for the last month of the applicable fiscal quarter and Forms N‑CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the fund upon request by calling 1‑800‑647 1568. The annual and semiannual reports for the fund will also be posted on the fund’s website at www.ubs.com/usshortduration. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

34

UBS Ultra Short Income Fund

Financial highlights

The following financial highlights tables are intended to help you understand the fund’s financial performance since it commenced operations on May 29, 2018 through April 30, 2021. Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1‑800‑647 1568.

35

UBS Ultra Short Income Fund

Financial highlights (continued)

Select data for a share of beneficial interest outstanding throughout each period is presented below:

Class A
	Years ended April 30,		For the period from May 29, 2018[1] to April 30, 2019
	2021	2020
Net asset value, beginning of period	$9.95	$10.00	$10.00
Net investment income (loss)[2]	0.04	0.20	0.23
Net realized and unrealized gain (loss)	0.04	(0.05)	(0.01)[3]
Net increase (decrease) from operations	0.08	0.15	0.22
Dividends from net investment income	(0.04)	(0.20)	(0.22)
Distributions from net realized gains	(0.00)[7]	—	—
Total dividends and distributions	(0.04)	(0.20)	(0.22)
Net asset value, end of period	$9.99	$9.95	$10.00
Total investment return[4]	0.82%	1.46%	2.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.44%[6]	0.45%[6]	0.47%[5,6]
Expenses after fee waivers and/or expense reimbursements	0.35%[6]	0.35%[6]	0.31%[5,6]
Net investment income (loss)	0.41%	2.01%	2.48%[5]
Supplemental data:
Net assets, end of period (000’s)	$662,131	$1,226,267	$1,193,910
Portfolio turnover	64%	53%	12%

Class P
	Years ended April 30,		For the period from May 29, 2018[1] to April 30, 2019
	2021	2020
Net asset value, beginning of period	$9.94	$9.99	$10.00
Net investment income (loss)[2]	0.04	0.20	0.24
Net realized and unrealized gain (loss)	0.05	(0.04)	(0.02)[3]
Net increase (decrease) from operations	0.09	0.16	0.22
Dividends from net investment income	(0.05)	(0.21)	(0.23)
Distributions from net realized gains	(0.00)[7]	—	—
Total dividends and distributions	(0.05)	(0.21)	(0.23)
Net asset value, end of period	$9.98	$9.94	$9.99
Total investment return[4]	0.92%	1.66%	2.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.34%[6]	0.36%[6]	0.39%[5,6]
Expenses after fee waivers and/or expense reimbursements	0.25%[6]	0.25%[6]	0.21%[5,6]
Net investment income (loss)	0.38%	2.04%	2.61%[5]
Supplemental data:
Net assets, end of period (000’s)	$2,218,543	$915,463	$358,489
Portfolio turnover	64%	53%	12%
Footnotes on next page.

36

UBS Ultra Short Income Fund

Financial highlights (concluded)

[1]	Commencement of operations.
[2]	Calculated using the average shares method.
[3]
The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the statement of changes in the fund’s annual financial statements for the period ended April 30, 2019 due to the timing of purchases and redemptions of fund shares and fluctuating market values.

[4]
Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex‑dividend dates, and a sale at net asset value on the last day of the period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[5]	Annualized.
[6]	Includes interest expense representing less than 0.005%.
[7]	Amount represents less than $0.005 or $(0.005) per share.

37

If you want more information about the fund, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of additional information (SAI)
The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and the SAI by contacting the fund directly at 1‑800‑647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usshortduration
You may also request other information about the fund and make shareholder inquiries via this number above.
You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at: http://www.sec.gov.
© UBS 2021. All rights reserved.
UBS Series Funds—UBS Ultra Short Income Fund
Investment Company Act File No. 811‑08767
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS AG.
S1687

UBS Ultra Short Income Fund
Prospectus  |  August 27, 2021

UBS Ultra Short Income Fund
Prospectus | August 27, 2021
Includes:
•	Class I: USDIX
This prospectus offers Class I shares of UBS Ultra Short Income Fund. Class I shares are available only to certain types of investors.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.
This fund is not a money market fund and should not be considered to be a money market fund or the equivalent of a money market fund. UBS Asset Management (US) Inc. (“UBS AM (US)”) offers money market funds that are advised by UBS Asset Management (Americas) Inc. Please contact UBS AM (US) if you are interested in investing in money market funds.

Not FDIC Insured. May lose value. No bank guarantee.

The fund is not a complete or balanced investment program.

2

UBS Ultra Short Income Fund
Summary

Investment objective
To provide current income while seeking to maintain low volatility of principal.
Fees and expenses
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder fees (fees paid directly from your investment)

Class I
Maximum front‑end sales charge (load) imposed on purchases (as a % of the offering price)	None
Maximum deferred sales charge (load) (as a % of the lesser of the offering or the redemption price)	None
Exchange fee	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management fees	0.20%
Distribution and/or service (12b‑1) fees	None
Other expenses (includes administration fee of 0.10%)[1]	0.13
Total annual fund operating expenses	0.33
Management fee waiver/expense reimbursements[2]	0.10
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	0.23
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
[2]
The fund and UBS Asset Management (Americas) Inc. (“UBS AM”) have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fee and/or reimburse expenses so that the fund’s ordinary total operating expenses through August 31, 2022 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders’ meetings and extraordinary expenses) would not exceed 0.23% for Class I. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund’s board at any time and also will terminate automatically upon the expiration or termination of the fund’s advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM’s three year recoupment rights will survive.

3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.*
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$24	$96	$175	$408
*	Except that the expenses reflect the effects of the fund’s fee waiver/expense reimbursement agreement for the first year only.
Portfolio turnover
The fund pays transaction costs, such as commissions or dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended April 30, 2021, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal strategies
Principal investments
Under normal circumstances, the fund invests in fixed income securities and money market instruments. The fund’s investments in securities may include, but are not limited to, government obligations including agencies, debt issued by government-sponsored and supranational entities, as well as municipal securities, corporate debt, mortgage-backed, asset-backed, and inflation-linked securities. Investments in money market instruments may include, but are not limited to, commercial paper (including asset-backed commercial paper), certificates of deposit, notes, time deposits, repurchase agreements and other money market securities. The fund may invest in money market funds, including those advised by UBS Asset Management (Americas) Inc. (“UBS AM”), the fund’s investment advisor.
The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less.
The fund normally invests in investment grade securities. Investment grade securities possess a minimum rating of Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB‑ by Standard & Poor’s Financial Services LLC (“S&P”) or Fitch Ratings, Inc. (“Fitch”) for long-term ratings and/or equivalent short-term ratings, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by UBS AM to be of comparable quality. The fund may at times hold securities rated below-investment-grade if the rating for a security held by the fund is subsequently reduced to below-investment-grade (commonly referred to as “junk bonds,” which are considered speculative in nature).

4

The fund’s investments may have all types of interest rate payment and reset terms, including floating or variable rate, zero coupon and other features. In addition, the fixed income securities purchased by the fund may be of US and non‑US issuers. The fund’s investments are typically denominated in US dollars or hedged to US dollars.
The fund will, under normal circumstances, invest more than 25% of its total assets in the financial services group of industries.
The fund may engage in derivatives transactions; however, it is not a principal strategy of the fund. Derivatives instruments such as futures, forwards, options, and/or swaps may be used for risk management purposes or as part of the fund’s investment strategies.
The fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”). The fund should not be considered to be a money market fund or the equivalent of a money market fund.
Management process
UBS AM acts as the investment advisor to the fund, and makes the fund’s investment decisions. UBS AM selects investments for the fund based on a rigorous valuation and research framework, combining top‑down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.
The top‑down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.
After UBS AM establishes the top‑down strategy, the portfolio management team, working closely with UBS AM’s research analysts, builds portfolios that combines top‑down allocation targets with bottom‑up security specific strategies. Research is a fundamental component of UBS AM’s globally integrated investment platform and consists of top‑down macroeconomic analysis as well as bottom‑up sector and issuer level research. UBS AM uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. The ultimate goal of any purchase decision is to be compensated for a given level of risk. Prudent diversification seeks to ensure an appropriate risk/return relationship. Security selection represents the final level of decision-making in our investment process. UBS AM selects individual securities that it believes will give the portfolio the desired exposures with optimal relative value. UBS AM integrates risk management throughout the investment process.
UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield. The fund may sell investments that UBS AM believes are no longer favorable with regard to these factors or for other reasons.

5

The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.
Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. The prices for the fund’s shares will fluctuate, and you may lose money by investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are:
Credit risk: The risk that the fund could lose money if the issuer or guarantor of a fixed income security or financial institutions that have entered into repurchase agreements with the fund are unable or unwilling to meet their financial obligations or complete transactions. This risk is likely greater for lower quality investments than for investments that are higher quality.
Financial services sector risk: Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes.
Concentration risk: The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non‑US banking, brokerdealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. Accordingly, the fund will be more susceptible to developments that affect those industries than other funds that do not concentrate their investments.
Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the fund may have to reinvest these repayments at lower interest rates. The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns and may experience increased volatility of its NAV per share.

6

Liquidity risk: Certain of the fund’s investments may present liquidity risk. Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the fund’s ability to redeem its shares for cash may be affected.
Management risk: The risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results.
Market risk: The risk that the market value of the fund’s investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole. Moreover, changing market, economic, political and social conditions in one country or geographic region could adversely impact market, economic, political and social conditions in other countries or regions.
Mortgage- and asset-backed securities risk: The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.
Floating or variable rate securities risk: Floating or variable rate securities bear interest at rates that are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.
NAV risk: The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments are likely to be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.
Prepayment risk: Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.
Valuation risk: During periods of reduced market liquidity or in the absence of readily available market quotations the ability of the fund to value the fund’s investments becomes more difficult and the

7

judgment of the fund’s investment advisor may play a greater role in the valuation of the investments due to reduced availability of reliable objective pricing data.
Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.
Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s NAV and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.
Zero coupon securities risk: Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.
US government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.
Repurchase agreements risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Investments in money market funds risk: Certain money market funds may seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible to lose money by investing in such a money market fund. Because the NAV of a variable NAV

8

money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.
Foreign investing risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because, under normal circumstances, the fund’s foreign investments are typically denominated in US dollars or hedged to US dollars, it generally is not subject to the risk of changes in currency valuations.
Derivatives risk: The value of derivatives—so called because their value derives from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the fund to lose more than the amount it invested in the derivative. When using derivatives for hedging purposes, the fund’s overall returns may be reduced if the hedged investment experiences a favorable price movement. In addition, if the fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The risks of investing in derivative instruments also include market and management risks. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other derivatives may be subject to liquidity risk, counterparty risk, credit risk and mispricing or valuation complexity. Derivatives also involve the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the fund’s ability to invest in derivatives, limit the fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the fund’s performance.
Performance
Risk/return bar chart and table
The performance information that follows shows the fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the fund by showing how the fund’s average annual total returns compare with those of a broad measure

9

of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance for the fund is available at www.ubs.com/us‑mutualfundperformance.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after‑tax returns shown are not relevant to investors who hold fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns for other classes will vary from the Class I shares’ after‑tax returns shown.

UBS Ultra Short Income Fund
Annual Total Returns of Class I Shares

Total return January 1 to June 30, 2021: 0.04%
Best quarter during years shown—2Q 2020: 1.74%
Worst quarter during years shown—1Q 2020: (1.14)%

Average annual total returns (for the period ended December 31, 2020)

Class	1 year	Life of the fund
Class I
Return before taxes	0.73%	1.85%
Return after taxes on distributions	0.31	1.06
Return after taxes on distributions and sale of fund shares	0.43	1.08
ICE BofAML US 3‑Month Treasury Bill Index (Index reflects no deduction for fees, expenses or taxes.)	0.67	1.61

10

Investment advisor
UBS AM serves as the investment advisor to the fund.
Portfolio managers
Robert Sabatino, Vice President of UBS Series Funds, David Walczak, Vice President of UBS Series Funds, David Rothweiler and Scott Dolan are jointly and primarily responsible for the day-to-day management of the fund. Messrs. Sabatino, Walczak and Rothweiler have been portfolio managers of the fund since 2018. Mr. Dolan has been a portfolio manager of the fund since 2020.
Purchase & sale of fund shares
Shares can be purchased and redeemed on any business day on which the New York Stock Exchange is open. You may purchase or redeem shares of the fund directly from the fund or through a financial intermediary. In general, the minimum initial investment is $10,000,000 for Class I shares ($2,500,000 for foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code).
Tax information
The dividends and distributions you receive from the fund are taxable and will generally be taxed as ordinary income, capital gains or some combination of both, unless you hold shares through a tax‑exempt account or plan, such as an individual retirement account or 401(k) plan, in which case dividends and distributions on your shares generally will be taxed when withdrawn from the tax‑exempt account or plan.
Payments to financial intermediaries
If you purchase the fund through a financial intermediary (such as a bank), UBS AM and/or its affiliates may pay the intermediary for the sale of fund shares and related services, or other shareholder services. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Visit your financial intermediary’s website for more information.

11

UBS Ultra Short Income Fund

More information about the fund

Investment objective
The fund’s investment objective is to provide current income while seeking to maintain low volatility of principal.
The fund’s investment objective is “non‑fundamental.” This means that it may be changed by the fund’s board of trustees without shareholder approval.

Principal investment strategies
The fund seeks to achieve its investment objective by investing in a diversified portfolio of short duration, high quality money market instruments and other fixed income securities of governmental, municipal and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations, and asset-backed securities; and municipal money market instruments. The fund may invest in the securities of money market funds, including those advised by UBS Asset Management (Americas) Inc. (“UBS AM”).
The fund may invest in securities of any maturity, but will generally limit its weighted average portfolio duration to one year or less. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rate changes. For example, if a portfolio has a duration of two years, and interest rates increase (fall) by 1%, the portfolio should decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the fund and, therefore the fund’s exposure to changes in interest rates.
Although the use of derivatives is not a principal strategy of the fund, it may use derivative instruments such as futures, forwards, options, and/or swaps for risk management purposes or as part of the fund’s investment strategies.
The fund may engage in securities lending to the extent permitted by law.
The fund is not a money market fund and does not seek to maintain a stable NAV. As a result, the value of your investment in the fund may change.
Securities selection
UBS AM serves as the fund’s investment advisor. UBS AM’s investment process employs a rigorous valuation and research framework, combining top‑down macroeconomic and quantitative research with issuer level credit analysis. This dynamic approach allows UBS AM to exploit diversified sources of return, which UBS AM believes is key to delivering consistent performance over time.
The top‑down process involves formulation of broad investment views and views regarding macroeconomic trends. UBS AM’s views on the direction of interest rates, yield curve shape, sectors, and volatility help formulate final portfolio positioning.
After establishing the top‑down strategy, the portfolio management team, working closely with UBS AM’s research analysts, uses rigorous credit/structure analysis and relative pricing to choose securities that it believes have superior risk/return characteristics. UBS AM integrates risk management throughout its investment process.

12

UBS Ultra Short Income Fund

UBS AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.
The fund is classified by UBS AM as an “ESG-integrated” fund. The fund’s investment process integrates material sustainability and/or environmental, social and governance (“ESG”) considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The fund’s portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

Principal risks
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks presented by an investment in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund’s SAI. Information on how you can obtain the SAI is on the back cover of this prospectus.
Credit risk. Credit risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract or transaction, is unable or unwilling to meet its financial obligations. Even if an issuer or counterparty does not default on a payment, an investment’s value may decline if the market believes that the issuer or counterparty has become less able, or less willing, to make payments on time. Even high quality investments are subject to some credit risk. However, credit risk is greater for lower quality investments than for investments that are higher quality. Fixed income securities that are not investment grade, which are commonly known as “junk bonds,” involve high credit risk and are considered speculative. Some of these low quality securities may go into default. Low quality fixed income securities may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.
Financial services sector risk. Investments of the fund in the financial services group of industries or sectors may be particularly affected by economic cycles, business developments, interest rate changes and regulatory changes. For example, declining economic and business conditions can disproportionately impact companies in the financial services sector due to increased defaults on payments by borrowers. Interest rate increases can also adversely affect the financial services sector by increasing the cost of capital available for financial services companies. In addition, financial services companies are heavily regulated by governmental entities and, as a result, political and regulatory changes can affect the operations and financial results of such companies, potentially imposing additional costs and possibly restricting the businesses in which those companies may engage.
Concentration risk. The fund will invest a significant portion of its assets in securities issued by companies in the financial services group of industries or sectors, including US banking, non‑US banking, broker-dealers, insurance companies,

13

UBS Ultra Short Income Fund

finance companies (e.g., automobile finance) and related asset-backed securities. As a result, the fund’s performance will be significantly impacted, both positively and negatively, by developments in the financial services sector, and the fund will be more susceptible to such developments than other funds that do not concentrate their investments.
Interest rate risk. The value of bonds and other fixed income securities generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund’s investments in bonds and other fixed income securities will fall. Duration is a measure of the fund’s exposure to interest rate risk. A longer duration means that the changes in market interest rates will generally have a larger effect on the fund’s market value.
Interest rate risk is the primary source of risk for US government securities and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.
The fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve. The risks associated with changing interest rates may have unpredictable effects on the markets and the fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it harder for the fund to sell its money market investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to the fund because low or negative yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders, pay expenses out of fund assets, or may cause the fund to experience increased volatility of its NAV per share.
Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these “call” provisions if prevailing interest rates are lower than they were when the bonds were issued. The fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.
Liquidity risk. The risk that investments cannot be readily sold at the desired time or price, and the fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the fund’s value or prevent the fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to

14

UBS Ultra Short Income Fund

selling activity. Liquidity risk includes the risk that the fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss, making it more difficult for the fund to meet redemption requests.
Management risk. There is the risk that the investment strategies, techniques and risk analyses employed by the investment advisor may not produce the desired results. The investment advisor may be incorrect in its assessment of a particular security or other investment or assessment of market, interest rate or other trends, which can result in losses to the fund.
Market risk. The risk that the market value of the fund’s investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID‑19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID‑19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID‑19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate preexisting political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the fund. It is not known how long the impact of the COVID‑19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.
Mortgage- and asset-backed securities risk. The fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the fund may reinvest these early payments at lower interest rates, thereby reducing the fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the fund.
Floating or variable rate securities risk. Floating or variable rate securities bear interest at rates that

15

UBS Ultra Short Income Fund

are not fixed but that vary with changes in specified market rates or indices. The market value of floating rate and variable rate securities generally fluctuates less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and market risk.
NAV risk. The fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments would be more susceptible than a money market fund’s investments to interest rate risk, valuation risk, credit risk, and other risks relevant to the fund’s investments. The fund’s NAV per share will fluctuate.
Prepayment risk. Payments on bonds and other fixed income securities that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.
Valuation risk. During periods of reduced market liquidity or in the absence of readily available market quotations for securities or instruments in the fund’s portfolio, the ability of the fund to value the fund’s investments becomes more difficult and the judgment of the fund’s investment advisor may play a greater role in the valuation of the fund’s investments due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the fund to accurately assign a daily value to such investments.
Variable rate demand obligations risk. Variable rate demand obligations are floating rate securities that combine an interest in a long-term bond, such as municipal debt, with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.
Municipal securities risk. Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy during periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the

16

UBS Ultra Short Income Fund

federal level to eliminate or limit the tax‑exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of certain types of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.
Zero coupon securities risk. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities generally rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value generally falls more dramatically.
US government securities risk. Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (1) the full faith and credit of the US; (2) the ability of the issuer to borrow from the US Treasury; (3) the credit of the issuing agency, instrumentality or government-sponsored entity; (4) pools of assets (e.g., mortgage-backed securities); or (5) the US in some other way. In some cases, there is even the risk of default. For example, for mortgage-backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US government may default on payments on certain US government securities, including those held by the fund, which could have a material negative impact on the fund.
Repurchase agreements risk. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. Repurchase agreements involving obligations other than US government securities

17

UBS Ultra Short Income Fund

(such as commercial paper, corporate bonds, mortgage loans and equities) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral.
Investments in money market funds risk. The fund may invest in money market funds that either seek to maintain a stable $1 NAV per share (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV money market funds”). Although a stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the fund to lose money by investing in such a money market fund. Because the share price of a variable NAV money market fund will fluctuate, when the fund sells the shares it owns those shares may be worth more or less than the price the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market funds may offer lower long-term performance than bond investments. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums. The fund also is subject to the management fees and/or expenses of underlying money market funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all of its direct investments.
Sovereign debt risk: Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.
Foreign investing risk. The fund may invest in foreign instruments that are denominated in US dollars or hedged to US dollars. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards. In addition, there are differences between US and foreign regulatory requirements and market practices.
Derivatives risk. In addition to the risks associated with the underlying assets, reference rates or indices on which derivatives are based, derivatives are subject to risks different from, and possibly greater than, those of direct investments in securities and other instruments. If the investment advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the fund might have been in a better position had it not entered into the derivatives. While some strategies involving derivatives are designed to protect against the risk of loss, this use of derivatives may also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Gains or losses may be substantial, and in some cases losses may exceed the amount of the fund’s initial investment. In addition, if the fund has insufficient cash to meet daily variation margin requirements, it

18

UBS Ultra Short Income Fund

may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the fund’s asset segregation and cover practices. The final rule requires certain funds to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of the fund. The final rule may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors. Derivatives also involve the risk of mispricing or other improper valuation; the risk that changes in the value of a derivative may not correlate as anticipated with the underlying asset, rate, index or overall securities markets, thereby reducing their effectiveness; credit risk; counterparty risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default); liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the fund to sell or otherwise close out the derivatives at a favorable price, if at all); and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.
Additional (non-principal) risks
LIBOR replacement risk. Certain variable- and floating- rate debt securities that the fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all four LIBOR settings (Great British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace US dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. The unavailability or replacement of LIBOR may affect the value, liquidity or return on, and may cause increased volatility in markets for, certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Accordingly, the potential effect of a transition away from LIBOR on the fund or the debt securities or other instruments based on LIBOR in which the fund invests cannot yet be determined. Any pricing adjustments to the fund’s investments resulting from a substitute reference rate may also adversely affect the fund’s performance and/or net asset value. The usefulness of LIBOR as a benchmark could deteriorate during the

19

UBS Ultra Short Income Fund

transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR.
High yield securities (“junk bonds”) risk. National rating agencies typically rate bonds and other fixed income securities. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., lower than Baa3/BBB‑ and their unrated equivalents) are typically in poorer financial health, and lower-rated securities and their unrated equivalents may be (1) subject to a greater risk of loss of principal and non‑payment of interest (including default by the issuer); (2) subject to greater price volatility; and (3) less liquid than investment grade securities. High yield securities are particularly sensitive to interest rates, and the prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. In addition, high yield securities are often thinly traded and may be more difficult to sell and value accurately than higher rated fixed income securities of a similar maturity.
Securities lending risk. Securities lending involves the lending of portfolio securities owned by the fund to qualified broker-dealers and financial institutions. When lending portfolio securities, the fund initially will require the borrower to provide the fund with collateral, most commonly cash, which the fund will invest. Although the fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the fund. In addition, in the event of bankruptcy of the borrower, the fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the fund’s lending agent.

20

UBS Ultra Short Income Fund

Managing your fund account

Flexible pricing
The fund offers one class of shares in this prospectus—Class I. (Class A and P shares of the fund are offered in a separate prospectus.) Class I shares are available only to certain types of investors. Investments must be denominated in US dollars.
Class I shares
Shareholders pay no front‑end or deferred sales charges on Class I shares. Only specific types of investors can purchase Class I shares.
The following investors are eligible to purchase Class I shares:

•	Shareholders who invest a minimum initial amount of $10 million in the fund;

•	Foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code that invest a minimum initial amount of $2,500,000 in the fund; and

•	Employees of UBS AM or UBS AM (US) (or certain other affiliated entities) as long as the employee establishes an account in his or her name directly at the fund’s transfer agent and purchases a minimum initial amount of $10,000.
UBS AM (US) may waive the investment minimum in its discretion. The fund may change its minimum investment requirements at any time.
If your fund account balance has fallen below $10 million, or $2.5 million with respect to foundations, endowments and religious and other charitable organizations described in Section 501(c) of the Internal Revenue Code, UBS AM reserves the right to reject your purchase order to add to the account unless the account balance will be at least $10 million, or $2.5 million, respectively, after that purchase.
Class I shares do not pay ongoing 12b‑1 distribution or service fees.
Buying shares
You can buy fund shares through a financial intermediary with which UBS AM (US) has a dealer agreement or through the fund’s transfer agent as described below.
The fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.
Additional compensation to financial institution(s)
UBS AM (US) or UBS AM may pay compensation, out of UBS AM’s profits and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. These payments are often referred to as “revenue sharing.” Revenue sharing payments are paid in addition to any record keeping or sub‑transfer agency fees payable by the fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from UBS AM’s own resources and not as an additional charge to the fund.
The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of

21

UBS Ultra Short Income Fund

the fund attributable to the financial institution, or other factors as agreed to by UBS AM and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please also see the SAI.
In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the fund to you. You should consult with a representative from the intermediary and review carefully any disclosure by the financial institution as to compensation received.
Minimum investments:
Class I Shares:

To open an account	$10,000,000
To add to an account	$0
The fund may waive or reduce/change these amounts for (or as otherwise noted in the prospectus):

•	Employees of UBS AM or its affiliates; or

•	Participants in certain unaffiliated investment programs.
UBS AM (US) may waive the investment minimum in its discretion. The fund may change its minimum investment requirements at any time.
Selling shares
You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A (offered in a separate prospectus with Class P shares), then Class P (offered in a separate prospectus with Class A shares) and last, Class I. If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. Also, if conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.
If you hold your shares through a financial intermediary, you can sell shares by contacting your intermediary. The fund typically expects to pay sale proceeds to redeeming shareholders within 1-2 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, the fund may take up to 7 business days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by the fund, the fund typically expects to pay sales proceeds by wire, ACH, or mailing a check to redeeming shareholders within 1 business day following receipt of the shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.
If you purchased shares through the fund’s transfer agent, you may sell them as explained below. The fund typically expects to pay sale proceeds by wire, ACH, or mailing a check, to redeeming shareholders within 1 business day following receipt of a shareholder redemption order; however, the fund may take up to 7 days to pay sale proceeds.
It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more

22

UBS Ultra Short Income Fund

within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund’s net asset value.
Typically, redemptions of fund shares will be made by the fund wiring cash payments or deposits into your account. The fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, the fund may also draw on a bank line of credit to meet redemption requests. Although not routinely used by the fund, the fund reserves the right to pay proceeds “in kind” (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the fund’s operations or in particularly stressed market conditions. In these cases, you might incur transaction costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.
Transfer agent
If you wish to invest in the fund or another one of the Family Funds through the fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), you can obtain an application by calling 1‑800‑647 1568. You must complete and sign the application and mail it, along with a check, to the transfer agent.
You may also sell your shares by writing to the fund’s transfer agent. Your letter must include:

•	Your name and address;

•	Your account number;

•	The name of the fund whose shares you are selling;

•	The dollar amount or number of shares you want to sell; and
•	A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.
Applications to purchase shares (along with a check), and letters requesting redemptions of shares through the transfer agent, should be mailed to:
BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940
You do not have to complete an application when you make additional investments in the same fund.
Different procedures may apply to investments through the transfer agent by UBS AM (US) and UBS AM employees or members of (and nominees to) the board of directors/trustees (and former board members who retired from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter.
Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the fund; use electronic funds transfer or wire to buy or sell shares of the fund; change your address; and add or change account services by calling 1‑800‑647 1568.

23

UBS Ultra Short Income Fund

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls to help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them.
Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.
Note that telephone privileges may not be available to all Family Funds. The fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1‑800‑647 1568.
Transfer of accounts limitations
If you hold your shares with a securities firm, please note that if you change securities firms, you may not be able to transfer your fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the fund’s principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the fund’s transfer agent, BNY Mellon. Please contact your financial intermediary, for information on how to transfer your shares to the fund’s transfer agent. If you transfer your shares to the fund’s transfer agent, the fund’s principal underwriter may be named as the dealer of record, and you will receive ongoing account statements from BNY Mellon.
Should you have any questions regarding the portability of your fund shares, please contact your financial intermediary.
Additional information about your account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund may not be able to maintain your account. If the fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability.
The fund may suspend redemption privileges or postpone the date of payment beyond the same or next business day (1) for any period (a) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the fund fairly to determine the value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of security holders

24

UBS Ultra Short Income Fund

of the fund; or (4) to the extent otherwise permitted by applicable laws and regulations.
Market timing
Frequent purchases and redemptions of fund shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could impact the fund’s performance. However, it is anticipated that the fund may generally be used by investors for short-term investments. These investors value the ability to add and withdraw their funds quickly, without restriction. UBS AM (US) anticipates that shareholders may purchase and sell fund shares frequently, but also believes that the fund is unlikely to be a target of abusive trading practices. For these reasons, the fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares. However, because frequent trading by shareholders can disrupt management of the fund and raise its expenses, UBS AM reserves the right to reject any request for a purchase or exchange if deemed to be used as a tool for market-timing, and may bar a shareholder who trades excessively from making further purchases for an indefinite period.
Other longer-term funds that are managed by UBS AM have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedures for these funds, please see the funds’ prospectuses.
Pricing and valuation
The price at which you may buy or sell fund shares is based on net asset value per share. The fund generally calculates its net asset value on days that the NYSE is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. To the extent that the fund’s assets are traded in other markets on days when the NYSE is not open, the value of the fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.
Your price for buying or selling shares will be based on the net asset value that is next calculated after the fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling, or exchanging shares will be based on the net asset value that is calculated on the next day that the NYSE is open. If you place your order through a financial intermediary, your financial intermediary is responsible for making sure that your order is promptly sent to the fund.
The fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers.
Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in

25

UBS Ultra Short Income Fund

determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the board.
The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open‑end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the fund’s custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.
Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Securities and instruments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.
The board has delegated to UBS AM’s Equities, Fixed Income, and Multi-Asset Valuation Committee the responsibility for making fair value determinations with respect to the fund’s portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circum-
stances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; Section 4(a)(2) commercial paper; securities or instruments that are restricted as to transfer or resale; illiquid instruments; and instruments for which the prices or values available do not, in the judgment of UBS AM, represent current market value. The need to fair value the fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price.
Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.
The fund expects to price certain of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the evaluation or formula method not been

26

UBS Ultra Short Income Fund

used. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the fund will use fair value methods to reflect those events. This policy is intended to assure that the fund’s net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The fund may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the fund.
Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the fund determines its net asset value per share. As a result, the fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The fund will not be required to comply with Rule 2a-5 until September 2022.
The fund may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the fund does not calculate its net asset value. As a result, the fund’s net asset value may change on days when you will not be able to buy and sell your fund shares. Certain securities or instruments in which the fund may invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the fund’s net asset value. However, if the fund determines that such developments are so significant that they will materially affect the value of the fund’s securities or instruments, the fund may adjust the previous closing prices to reflect what the board believes to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

27

UBS Ultra Short Income Fund

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.
The fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such open‑end investment company will generally be its net asset value at the time the fund’s shares are priced. The value of closed‑end investment company securities and shares of ETFs will generally be market price. Pursuant to the fund’s use of the practical expedient within ASC Topic 820, investments in non‑registered investment companies are also valued at the daily net asset value. Each investment company generally values securities and other instruments in a manner as described in that investment company’s prospectus or similar document.
Management
Investment advisor
UBS Asset Management (Americas) Inc. (“UBS AM”) is the fund’s investment advisor and administrator. UBS AM is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606, 1285 Avenue of the Americas, New York, NY 10019 and at 787 Seventh Avenue, New York, NY 10019. UBS AM is an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG
(“UBS”). As of June 30, 2021, UBS AM had approximately $292.2 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of June 30, 2021. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries.

Portfolio managers
UBS AM’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.
Robert Sabatino, David Walczak, David Rothweiler and Scott Dolan are the portfolio managers for the fund. As portfolio managers, Messrs. Sabatino, Walczak, Rothweiler and Dolan have primary responsibility for managing the fund’s day‑to‑day investment operations and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective.
Mr. Sabatino is a Vice President of UBS Series Funds (since 2001) and a managing director (since 2010) (prior to which he was an executive director (from 2007 to 2010)), head of global liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Liquidity Management team (since 2001).
Mr. Walczak is a Vice President of UBS Series Funds and an executive director (since 2016), head of US money markets (since 2015) and portfolio manager of UBS AM—Liquidity Management team (since 2007).
Mr. Rothweiler is an executive director (since 2018) and senior portfolio manager of US ultra short, short duration, and intermediate portfolios (since 2004) for UBS AM.

28

UBS Ultra Short Income Fund

Mr. Dolan is head of US multi-sector fixed income and a managing director at UBS AM. Prior to joining UBS AM in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co‑head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios.
The SAI provides additional information about the compensation of, and any other accounts managed by, and any fund shares held by, Messrs. Sabatino, Walczak, Rothweiler and Dolan.
Advisory and administration fees
The fund pays UBS AM a contractual advisory fee of 0.20% of the fund’s average daily net assets. The fund also pays UBS AM an administration fee of 0.10% of the fund’s average daily net assets. UBS AM received an effective fee of 0.20% of the average daily net assets of the fund for its services in the fund’s last year ended April 30, 2021. The effective fee for the fund reflects the contractual fee waiver arrangements that capped the fund’s ordinary operating expenses at 0.23% for Class I shares through August 31, 2021. A discussion regarding the basis for the board’s approval of the fund’s Investment Advisory and Administration Contract with UBS AM is available in the fund’s semiannual report to shareholders for the fiscal period ended October 31, 2020.
Other information
To the extent authorized by law, the fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or its classes of shares or cease operations and liquidate. The fund also reserves the right, without shareholder approval, to convert to a master-feeder structure in which the fund as a “feeder fund” invests all of its assets in a “master fund,” which would have the same investment objective.
UBS AM is the fund’s manager and primary provider of investment advisory services. Although the fund has no intention of engaging subadvisors at this time, the fund may operate under an exemptive order from the SEC to permit UBS AM, subject to the review and approval of the board of UBS Series Funds, to select subadvisors and recommend their hiring, termination and replacement and to enter into and materially amend subadvisory contracts between UBS AM and the subadvisors without obtaining shareholder approval. Shareholders would be notified of the engagement of any subadvisors.
Dividends and taxes
Dividends
The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder’s account. The fund may distribute all or a portion of its capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company.

29

UBS Ultra Short Income Fund

Classes with higher expenses are expected to have lower dividends. For example, Class A shares (offered in a separate prospectus with Class P shares) are expected to have the lowest dividends of the fund’s shares, while Class I shares are expected to have the highest.
You will receive dividends in additional shares of the same class unless you elect to receive them in cash. If you prefer to receive dividends in cash, contact your financial intermediary (or the fund’s transfer agent if you invested in the fund through its transfer agent). Distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 of the year in which they were declared.
Taxes
The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax‑exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before you receive distributions from the account or plan.
When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. The gain will be taxed at the long-term capital gains rate (discussed below) if you hold your shares for more than one year. Otherwise the gain is short-term capital gain which is generally taxed as ordinary income.
Fund dividends derived from investment income (other than qualifying dividends, discussed below) are generally taxable to you as ordinary income. Fund distributions of gains are treated as long-term capital gains to the extent the fund derives long-term capital gains and are treated as ordinary income to the extent the fund derives short-term capital gains. The fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.
The maximum individual rate applicable to qualifying dividends on certain corporate stock and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to non‑US shareholders. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non‑qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The fund is required to report to you and the IRS annually on Form 1099‑B not only the gross proceeds of fund shares you sell or redeem but also their cost basis for such shares. Cost basis will be calculated using the fund’s default method of average cost, unless you instruct the fund to use a different available calculation method. If you hold your shares through a financial intermediary you should contact such financial intermediary with respect to reporting of cost basis and available elections for your account.

30

UBS Ultra Short Income Fund

If you have not provided complete and correct taxpayer identification to us or if you are subject to “backup withholding,” by law we must withhold 24% of your distributions and redemption proceeds to pay US federal income taxes.
Taxable distributions to non‑residents are generally expected to be subject to a 30% withholding tax. Distributions to non‑residents of short-term capital gains and interest income are expected to be subject to withholding tax because certain detailed information necessary for a possible exemption is not expected to be available.
The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the fund’s SAI.
Disclosure of portfolio holdings
The fund will generally post on UBS AM’s website at www.ubs.com/usshortduration, its full portfolio holdings and the percentage that each of these holdings represents of the fund’s total assets, as of the most recent calendar-month end, on or about 10 days after the end of the calendar month.
The fund’s complete schedule of portfolio holdings for the first and third quarters of its fiscal year will be publicly available on the SEC’s website as part of periodic filings on Form N-PORT for such periods. The fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N‑CSR. The fund’s Forms N-PORT for the last month of the applicable fiscal quarter and Forms N‑CSR are available on the SEC’s website at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT and annual and semiannual reports to shareholders from the fund upon request by calling 1‑800‑647 1568. The annual and semiannual reports for the fund will also be posted on the fund’s website at www.ubs.com/usshortduration. Please consult the fund’s SAI for a description of the policies and procedures that govern disclosure of the fund’s portfolio holdings.

31

UBS Ultra Short Income Fund

Financial highlights

The following financial highlights table is intended to help you understand the fund’s financial performance since it commenced operations on May 29, 2018 through April 30, 2021. Certain information reflects financial results for a single fund share. In the table, “total investment return” represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report to shareholders. The annual report may be obtained without charge by calling 1‑800‑647 1568.

32

UBS Ultra Short Income Fund

Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout the period indicated is presented below:

Class I
	Years ended April 30,		For the period from May 29, 2018[1] to April 30, 2019
	2021	2020
Net asset value, beginning of period	$9.94	$9.99	$10.00
Net investment income (loss)[2]	0.03	0.22	0.22
Net realized and unrealized gain (loss)	0.05	(0.05)	(0.00)[3,7]
Net increase (decrease) from operations	0.08	0.17	0.22
Dividends from net investment income	(0.05)	(0.22)	(0.23)
Distributions from net realized gains	(0.00)[7]	—	—
Total dividends and distributions	(0.05)	(0.22)	(0.23)
Net asset value, end of period	$9.97	$9.94	$9.99
Total investment return[4]	0.84%	1.68%	2.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.33%[6]	0.35%[6]	0.38%[5,6]
Expenses after fee waivers and/or expense reimbursements	0.23%[6]	0.23%[6]	0.16%[5,6]
Net investment income (loss)	0.31%	2.25%	2.42%[5]
Supplemental data:
Net assets, end of period (000’s)	$495,530	$421	$675
Portfolio turnover	64%	53%	12%
[1]	Commencement of operations.
[2]	Calculated using the average shares method.
[3]
The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the statement of changes in the fund’s annual financial statements for the period ended April 30, 2020 due to the timing of purchases and redemptions of fund shares and fluctuating market values.

[4]
Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex‑dividend dates, and a sale at net asset value on the last day of the period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

[5]	Annualized.
[6]	Includes interest expense representing less than 0.005%.
[7]	Amount represents less than $0.005 or $(0.005) per share.

33

If you want more information about the fund, the following documents are available free of charge upon request:
Annual/semiannual reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders.
Statement of additional information (SAI)
The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).
You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund’s annual and semiannual reports and the SAI by contacting the fund directly at 1‑800‑647 1568. The fund’s annual and semiannual reports and its SAI will also be posted on the UBS website at the following internet address: https://www.ubs.com/usshortduration
You may also request other information about the fund and make shareholder inquiries via this number above.
You can get copies of reports and other information about the fund:

•	For a fee, by electronic request at publicinfo@sec.gov; or

•	Free, from the EDGAR database on the SEC’s Internet website at: http://www.sec.gov.
© UBS 2021. All rights reserved.
UBS Series Funds—UBS Ultra Short Income Fund
Investment Company Act File No. 811‑08767
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS AG
S1688

UBS Ultra Short Income Fund
Prospectus  |  August 27, 2021